As filed with the SEC on ___________________. Registration No. 333-49332

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                        Post-Effective Amendment No. 2 to

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2

                                ----------------

                                   PRUCO LIFE
                           VARIABLE UNIVERSAL ACCOUNT
                              (Exact Name of Trust)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 286-7754
          (Address and telephone number of principal executive offices)

                                ----------------

                                Thomas C. Castano
                               Assistant Secretary
                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                ----------------


It is proposed that this filing will become effective (check appropriate space):

   [_] immediately upon filing pursuant to paragraph (b) of Rule 485


   [X] on        August  6, 2001         pursuant to paragraph (b) of Rule 485
          ------------------------------
                     (date)


   [_] 60 days after filing pursuant to paragraph (a) of Rule 485

   [_] on                                pursuant to paragraph (a) of Rule 485
          ------------------------------
                     (date)

                              CROSS REFERENCE SHEET
                          (as required by Form N-8B-2)

N8B-2 Item Number                 Location
-----------------                 --------

      1.                          Cover Page

      2.                          Cover Page

      3.                          Not Applicable

      4.                          Sale of the Contract and Sales Commissions

      5.                          Pruco Life Variable Universal Account

      6.                          Pruco Life Variable Universal Account

      7.                          Not Applicable

      8.                          Not Applicable

      9.                          Litigation and Regulatory Proceedings

     10.                          Introduction   and  Summary;   Voting  Rights;
                                  Charges and Expenses; Short-Term Cancellation Right or "Free Look"; Types of Death Benefit; Changing the Type of Death Benefit; Riders; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Lapse and Reinstatement; Decreases in Basic
                                  Insurance  Amount;  When  Proceeds  are  Paid;
                                  Contract Loans; Other General Contract Provisions; Substitution of Series Fund Shares

     11.                          Introduction and Summary;  Pruco Life Variable
                                  Universal Account

     12. Cover Page; Introduction and Summary; The Prudential Series Fund, Inc.; Sale of the Contract and Sales Commissions

     13. Introduction and Summary; The Prudential Series Fund, Inc.; Charges and Expenses; Premiums; Allocation of Premiums; Sale of the Contract and Sales Commissions

     14. Introduction and Summary; Detailed Information for Prospective Contract Owners

     15. Introduction and Summary; Premiums; Allocation of Premiums; Transfers; Dollar Cost Averaging; Auto-Rebalancing

     16. Introduction and Summary; Detailed Information for Prospective Contract Owners

     17.                          When Proceeds are Paid

N8B-2 Item Number                 Location
-----------------                 --------

      18.                         Pruco Life Variable Universal Account

      19.                         Reports to Contract Owners

      20.                         Not Applicable

      21.                         Contract Loans

      22.                         Not Applicable

      23.                         Not Applicable

      24.                         Other General Contract Provisions

      25.                         Pruco Life Insurance Company

      26.                         Introduction   and  Summary;   The  Prudential
                                  Series Fund, Inc.; Charges and Expenses

      27.                         Pruco Life Insurance  Company;  The Prudential
                                  Series Fund, Inc.

      28.                         Pruco Life  Insurance  Company;  Directors and
                                  Officers

      29.                         Pruco Life Insurance Company

      30.                         Not Applicable

      31.                         Not Applicable

      32.                         Not Applicable

      33.                         Not Applicable

      34.                         Not Applicable

      35.                         Pruco Life Insurance Company

      36.                         Not Applicable

      37.                         Not Applicable

      38.                         Sale of the Contract and Sales Commissions

      39.                         Sale of the Contract and Sales Commissions

      40.                         Not Applicable

      41.                         Sale of the Contract and Sales Commissions

      42.                         Not Applicable

      43.                         Not Applicable

N8B-2 Item Number                 Location
-----------------                 --------

      44. Introduction and Summary; The Prudential Series Fund, Inc.; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; How a Type C (Return of Premium) Contract's Death Benefit Will Vary

      45.                         Not Applicable

      46. Introduction and Summary; Pruco Life Variable Universal Account; The Prudential Series Fund, Inc.

      47.                         Pruco Life  Variable  Universal  Account;  The
                                  Prudential Series Fund, Inc.

      48.                         Not Applicable

      49.                         Not Applicable

      50.                         Not Applicable

      51.                         Not Applicable

      52.                         Substitution of Series Fund Shares

      53.                         Tax Treatment of Contract Benefits

      54.                         Not Applicable

      55.                         Not Applicable

      56.                         Not Applicable

      57.                         Not Applicable

      58.                         Not Applicable

      59. Financial Statements: Financial Statements of the Pruco Life Variable Universal Account; Consolidated Financial Statements of Pruco Life Insurance Company and its subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                           PruLife Custom Premier(SM)
                        Variable Universal Life Insurance


                                   PROSPECTUS

                                   Pruco Life
                           Variable Universal Account


                                 August 6, 2001










                          Pruco Life Insurance Company

PROSPECTUS

August 6, 2001

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

PruLife Custom Premier(SM)

This prospectus describes an individual flexible premium variable universal life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life," "us," "we," or "our"). Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America. The Contract provides life insurance coverage with flexible premium payments, a variety of investment options, and three types of death benefit options. The Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 20.

You may choose to invest your Contract's premiums and its earnings in one or more of 28 available variable investment options of the Pruco Life Variable Universal Account (the "Account"):


              The Prudential Series Fund, Inc. (the "Series Fund")

> Diversified Bond                        > SP Davis Value
> Equity                                  > SP Deutsche International Equity
> Global                                  > SP Growth Asset Allocation
> High Yield Bond                         > SP INVESCO Small Company Growth
> Money Market                            > SP Jennison International Growth
> Prudential Jennison                     > SP Large Cap Value
> Stock Index                             > SP MFS Capital Opportunities
> SP Aggressive Growth Asset Allocation   > SP MFS Mid-Cap Growth
> SP AIM Aggressive Growth                > SP PIMCO High Yield
> SP AIM Growth and Income                > SP PIMCO Total Return
> SP Alliance Large Cap Growth            > SP Prudential U.S. Emerging Growth
> SP Alliance Technology                  > SP Small/Mid Cap Value
> SP Balanced Asset Allocation            > SP Strategic Partners Focused Growth
> SP Conservative Asset Allocation

                               Janus Aspen Series
                             SP Small/Mid Cap Value

For a complete list of the 28 available variable investment options, their investment objectives, and their investment advisers, see The Funds, page 8.


You may also choose to invest your Contract's premiums and its earnings in the fixed-rate option which pays a guaranteed interest rate. See The Fixed-Rate Option, page 12.


This prospectus describes the Contract generally and the Pruco Life Variable Universal Account (the "Account"). The attached prospectuses for the Funds, and their related statements of additional information, describe the investment objectives and the risks of investing in the Fund portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.


The  Securities   and  Exchange   Commission   ("SEC")   maintains  a  Web  site
(http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.


                          Pruco Life Insurance Company
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

                               PROSPECTUS CONTENTS



         Page
DEFINITIONS OF SPECIAL TERMS USED IN THIS
PROSPECTUS........................................1
INTRODUCTION AND
SUMMARY....................................................................2
   Brief Description of the
Contract........................................................2

Charges.........................................................................
 .........2
   Types of Death
Benefit...................................................................5
   Life Insurance Definitional
Tests........................................................6
   Premium
Payments........................................................................
 .6

Refund..........................................................................
 .........6

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
UNDER THE
CONTRACT........................................................................
 ..7
   Pruco Life Insurance
Company.............................................................7
   The Pruco Life Variable Universal
Account................................................7
   The
Funds...........................................................................
 .....8
   Voting
Rights..........................................................................
 .11
   The Fixed-Rate
Option...................................................................12
   Which Investment Option Should Be
Selected?.............................................12

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT
OWNERS.......................................13
   Charges and
Expenses....................................................................13
   Charges After Age
100...................................................................18
   Allocated
Charges.......................................................................18
   Requirements for Issuance of a
Contract.................................................18
   Short-Term Cancellation Right or
"Free-Look"............................................19
   Types of Death
Benefit..................................................................19
   Changing the Type of Death
Benefit......................................................19

Riders..........................................................................
 ........20
   Contract
Date...........................................................................2
2

Premiums........................................................................
 ........22
   Allocation of
Premiums..................................................................23
   Death Benefit
Guarantee.................................................................24

Transfers.......................................................................
 ........26
   Dollar Cost
Averaging...................................................................26

Auto-Rebalancing................................................................
 ........26
   How a Contract's Cash Surrender Value Will
Vary.........................................27
   How a Type A (Fixed) Contract's Death Benefit Will
Vary.................................27
   How a Type B (Variable) Contract's Death Benefit Will
Vary..............................28
   How a Type C (Return of Premium) Contract's Death Benefit Will
Vary.....................29
   Surrender of a
Contract.................................................................30

Withdrawals.....................................................................
 ........30
   Lapse and
Reinstatement.................................................................31
   Increases in Basic Insurance
Amount.....................................................31
   Decreases in Basic Insurance
Amount.....................................................32
   When Proceeds Are
Paid..................................................................33
   Living Needs
Benefit....................................................................33
   Illustrations of Cash Surrender Values, Death Benefits, and Accumulated
Premiums........34
   Contract
Loans..........................................................................3
6
   Tax Treatment of Contract
Benefits......................................................37
   Legal Considerations Relating to Sex-Distinct Premiums and
Benefits.....................39
   Other General Contract
Provisions.......................................................39
   Substitution of Series Fund
Shares......................................................39
   Reports to Contract
Owners..............................................................40
   Sale of the Contract and Sales
Commissions..............................................40
   State
Regulation......................................................................
 ..40


Experts.........................................................................
 ........41
   Litigation and Regulatory
Proceedings...................................................41
   Additional
Information..................................................................42
   Financial
Statements....................................................................42

DIRECTORS AND
OFFICERS.....................................................................43

FINANCIAL STATEMENTS OF THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUCO
LIFE
VARIABLE UNIVERSAL
ACCOUNT.................................................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
SUBSIDIARIES.........B1

              DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS


Accumulated Net Payments -- The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

attained age -- The insured's age on the Contract date plus the number of years since then. For any coverage segment effective after the Contract date, the insured's attained age is the issue age of that segment plus the length of time since its effective date.

basic insurance amount -- The amount of life insurance as shown in the Contract. Also referred to as "face amount."

cash surrender value -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and minus any applicable surrender charge. Also referred to in the Contract as "Net Cash Value."

Contract -- The variable universal life insurance policy described in this prospectus.

Contract anniversary -- The same date as the Contract date in each later year.

Contract date -- The date the Contract is effective, as specified in the Contract.

Contract debt -- The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the variable investment options and the fixed-rate option, and the principal amount of any Contract debt plus any interest earned thereon.

Contract owner -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year -- A year that starts on the Contract date or on a Contract anniversary. For any coverage segment representing an increase, "Contract year" is a year that starts on the effective date of the increase (referred to as "Target year" in the Contract). See Increases in Basic Insurance Amount, page 31.

death benefit -- If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract debt.


Death Benefit Guarantee -- Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans. See Death Benefit Guarantee, page 24.


fixed-rate option -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.


Funds -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.


Monthly date -- The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company -- Us, we, our, Pruco Life. The company offering the Contract.

separate account --"Amounts under the Contract that are allocated to the variable investment options are held by us in a separate account called the Pruco Life Variable Universal Account (the "Account"). The separate account is set apart from all of the general assets of Pruco Life Insurance Company.


valuation period -- The period of time from one determination of the value of the amount invested in a variable investment option to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment options -- The portfolios of the mutual funds available under this Contract, whose shares are held in the separate account.


you -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This Summary provides a brief overview of the more significant aspects of the Contract. We provide further detail in the subsequent sections of this prospectus and in the Contract.

Brief Description of the Contract

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every day. The chart on the following page describes how the value of your Contract Fund changes.

A broad objective of the Contract is to provide benefits that will increase in value if favorable investment results are achieved. You may invest premiums in one or more of the 28 available variable investment options or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options you have selected. These Contracts may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract. For the factors to consider when adding a Target Term Rider to your Contract, see Riders, page 20.

Although the value of your Contract Fund will increase if there is favorable investment performance in the variable investment options you select, investment returns in the variable investment options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See Which Investment Option Should Be Selected?, page 12. If you select the fixed-rate option, Pruco Life credits your account with a declared rate of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%. Variable life insurance contracts are unsuitable as short-term savings vehicles.

The replacement of life insurance is generally not in your best interest. In most cases, if you require additional coverage, the benefits of your existing contract can be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing the Contract described in this prospectus and you should consult with a qualified tax adviser.

This prospectus may only be offered in jurisdictions in which the offering is lawful. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus and in the prospectuses and statements of additional information for the Funds.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

Charges

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses.

The maximum charges shown in the following chart, as well as the lower current charges, are fully described under Charges and Expenses, page 13.

                 ----------------------------------------------
                                 Premium Payment
                 ----------------------------------------------

         -----------------------------------------------------------------------
          o less a charge of up to 7.5% of the premiums paid for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge.

          o    less a charge  for  sales  expenses  of up to 6% of the  premiums paid.
         -----------------------------------------------------------------------

     ---------------------------------------------------------------
                             Invested Premium Amount

     To be invested in one or a combination of:


          o    28 investment portfolios of the Funds

          o    The fixed-rate option
     ---------------------------------------------------------------

     ------------------------------------------------------------------------
                                  Contract Fund

     On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.
     ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Pruco Life adjusts the Contract Fund for:

o Addition of any new invested premium amounts.
o Addition of any increase due to investment results of the chosen variable investment options.
o Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
o Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.10% or 5%.) See Contract Loans, page 36.
o Subtraction of any decrease due to investment results of the chosen variable investment options.
o Subtraction of any amount withdrawn. o Subtraction of the charges listed below, as applicable.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Daily Charges

o Management fees and expenses are deducted from the Fund assets. See Underlying Portfolio Expenses chart, below.
o We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.45%, from the assets in the variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Monthly Charges

o We reduce the Contract Fund by a monthly administrative charge of up to $20 for the first two Contract years, $10 thereafter; plus an amount of up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years, zero thereafter. The amount per $1,000 varies by sex, issue age and rating class of the insured. See Monthly Deductions from the Contract Fund, page 16.
o For each coverage segment representing an increase in basic insurance amount, we will deduct $12 per segment for the first two years of the coverage segment and zero thereafter; plus an amount of up to $1.12 per $1,000 of the coverage segment amount for the first five Contract years and zero thereafter. The amount per $1,000 varies by the sex, issue age, and rating class of the insured. See Increases in Basic Insurance Amount, page 31 and Monthly Deductions from the Contract Fund, page 15.
o In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, non-smoker at certain rating classes.
o We deduct a cost of insurance ("COI") charge.
o  If the Contract  includes  riders,  we deduct rider charges from the Contract
   Fund.
o If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Possible Additional Charges

o We will deduct a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge is a percentage of the Surrender Target Premium. The percentage varies by issue age. The duration of the surrender charge also varies by issue age. The maximum first year percentage, which applies to issue ages 0-45, is 90% of the Surrender Target Premium and is reduced annually at a constant rate to zero by the end of the 10th year. For issue ages above age 45, the percentages are reduced. The surrender charge period is shorter for Contracts issued to insureds over age
   55. See Surrender Charges, page 17.
o We will assess an administrative charge of up to $25 for any withdrawals. o We will assess an administrative charge of up to $25 for each transfer exceeding 12 in any Contract year.
o We may assess an administrative charge of up to $25 for any change in basic insurance amount.
o We may assess an administrative charge of up to $25 for any change in the Target Term Rider coverage amount. See Riders, page 20.

--------------------------------------------------------------------------------

                          Underlying Portfolio Expenses


                                                          Investment
                    Total
The Prudential Series Fund, Inc.                           Advisory        Other
       12b-1      Contractual   Total Actual
                                                              Fee
Expenses      Fees        Expenses       Expenses*
--------------------------------------------------------------------------------
-----------------------------------------------
Diversified Bond Portfolio                                   0.40%         0.05%
        N/A          0.45%          0.45%
Equity Portfolio                                             0.45%         0.04%
        N/A          0.49%          0.49%
Global Portfolio                                             0.75%         0.10%
        N/A          0.85%          0.85%
High Yield Bond Portfolio                                    0.55%         0.05%
        N/A          0.60%          0.60%
Money Market Portfolio                                       0.40%         0.04%
        N/A          0.44%          0.44%
Prudential Jennison Portfolio                                0.60%         0.04%
        N/A          0.64%          0.64%
Stock Index Portfolio                                        0.35%         0.04%
        N/A          0.39%          0.39%
SP Aggressive Growth Asset Allocation Portfolio              0.84%         0.40%
        N/A          1.24%          1.04%
SP AIM Aggressive Growth Portfolio                           0.95%         1.29%
        N/A          2.24%          1.07%
SP AIM Growth and Income Portfolio                           0.85%         0.87%
        N/A          1.72%          1.00%
SP Alliance Large Cap Growth Portfolio                       0.90%         0.37%
        N/A          1.27%          1.10%
SP Alliance Technology Portfolio                             1.15%         0.65%
        N/A          1.80%          1.30%
SP Balanced Asset Allocation Portfolio                       0.75%         0.33%
        N/A          1.08%          0.92%
SP Conservative Asset Allocation Portfolio                   0.71%         0.30%
        N/A          1.01%          0.87%
SP Davis Value Portfolio                                     0.75%         0.18%
        N/A          0.93%          0.83%
SP Deutsche International Equity Portfolio                   0.90%         0.72%
        N/A          1.62%          1.10%
SP Growth Asset Allocation Portfolio                         0.80%         0.35%
        N/A          1.15%          0.97%
SP INVESCO Small Company Growth Portfolio                    0.95%         1.08%
        N/A          2.03%          1.15%
SP Jennison International Growth Portfolio                   0.85%         0.45%
        N/A          1.30%          1.24%
SP Large Cap Value Portfolio                                 0.80%         1.00%
        N/A          1.80%          0.90%
SP MFS Capital Opportunities Portfolio                       0.75%         0.96%
        N/A          1.71%          1.00%
SP MFS Mid-Cap Growth Portfolio                              0.80%         0.63%
        N/A          1.43%          1.00%
SP PIMCO High Yield Portfolio                                0.60%         0.44%
        N/A          1.04%          0.82%
SP PIMCO Total Return Portfolio                              0.60%         0.26%
        N/A          0.86%          0.76%
SP Prudential U.S. Emerging Growth Portfolio                 0.60%         0.47%
        N/A          1.07%          0.90%
SP Small/Mid Cap Value Portfolio                             0.90%         0.51%
        N/A          1.41%          1.05%
SP Strategic Partners Focused Growth Portfolio               0.90%         0.85%
        N/A          1.75%          1.01%

Janus Aspen Series                                           0.65%         0.02%
       0.25%         0.92%          0.92%
 Growth Portfolio - Service Shares (1)


* Reflects fee waivers and reimbursement of expenses, if any.

(1) The table reflects expenses based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

The expenses relating to the Janus Aspen Series - Growth Portfolio have been provided to Pruco Life by Janus Capital Corporation. Pruco Life has not independently verified them.

Types of Death Benefit

There are three types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For Type A and Type B death benefits, as long as the Contract is in-force, the death benefit will never be less than the basic insurance amount shown in your Contract. If you choose a Contract with a Type C (return of premium) death benefit, the death benefit is increased by the amount of premiums paid into the Contract, less withdrawals. You may change your Contract's death benefit type after issue, however, if you choose a Type A or Type B death benefit at issue, you will not be able to change to a Type C death benefit thereafter. See Types of Death Benefit, page 19 and Changing the Type of Death Benefit, page 19.

Life Insurance Definitional Tests

In order to qualify as life insurance for Federal tax purposes, the Contract must adhere to the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract owner chooses one of the following definition of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum death benefit to cash value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum death benefit to cash value ratio. For more information, see Tax Treatment of Contract Benefits, page 37.

Premium Payments

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the accumulated premiums you pay are high enough and there is no Contract debt, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's death benefit type and the definition of life insurance test selected at issue. See Premiums, page 22, Death Benefit Guarantee, page 24 and Lapse and Reinstatement, page 31.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See Premiums, page 22.

Refund

For a limited time, you may return your Contract for a refund in accordance with the terms of its "Free-Look" provision. See Short-Term Cancellation Right or "Free-Look," page 18.

             GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY,
     THE PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT, AND THE VARIABLE INVESTMENT
                      OPTIONS AVAILABLE UNDER THE CONTRACT


Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York. These Contracts are not offered in any state where the necessary approvals have not been obtained. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently pursuing reorganizing itself into a stock life insurance company through a process known as "demutualization". On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. On December 15, 2000, the Board of Directors adopted a plan of reorganization pursuant to that legislation and authorized management to submit an application to the New Jersey Commissioner of Banking and Insurance for approval of the plan. The application was submitted on March 14, 2001. However, demutualization is a complex process and a number of additional steps must be taken before the demutualization can occur, including a public hearing, voting by qualified policyholders, and regulatory approval. Prudential is planning on completing this process in 2001, but there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans. As a general rule, the plan of reorganization provides that, in order for policies or contracts to be eligible for compensation in the demutualization, they must have been in force on the date the Board of Directors adopted the plan, December 15, 2000. If demutualization does occur, all the guaranteed benefits described in your policy or contract would stay the same.

The Pruco Life Variable Universal Account

We have established a separate account, the Pruco Life Variable Universal Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account. These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.


Currently, you may invest in one or a combination of 28 available variable investment options. When you choose a variable investment option, we purchase shares of a mutual fund which is held as an investment for that option. We hold these shares in the separate account. Pruco Life may add additional variable investment options in the future. The Account's financial statements begin on page A1.

The Funds


Listed below are the mutual funds (the "Funds") in which the variable investment options invest, their investment objectives, and investment advisers.

Each of the Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the variable investment option using that Fund. There is no assurance that the investment objectives of the portfolios will be met.

The Prudential Series Fund, Inc. (the "Series Fund"):


o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.


o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

o Prudential Jennison Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Index ("S&P 500").


o SP Aggressive Growth Asset Allocation Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in large cap equity portfolios, international portfolios, and small/mid-cap equity portfolios.


o SP AIM Aggressive Growth Portfolio: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in securities of companies whose earnings the portfolio managers expect to grow more than 15% per year.


o SP AIM Growth and Income Portfolio: The investment objective is growth of capital with a secondary objective of current income. The Portfolio invests primarily in securities of established companies that have long-term above -average growth in earnings and dividends and growth companies that the portfolio managers believe have the potential for above-average growth in earnings and dividends.


o SP Alliance Large Cap Growth Portfolio: The investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. Companies that are judged likely to achieve superior earnings growth.

o SP Alliance Technology Portfolio: The investment objective is growth of capital and invests for capital appreciation. The Portfolio invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e. companies that use technology extensively in the development of new or improved products or processes).

o SP Balanced Asset Allocation: The investment objective is a balance between current income and growth of capital. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, small/mid-cap equity portfolios, and international equity portfolios.

o SP Conservative Asset Allocation Portfolio: The investment objective is to provide current income with low to moderate capital appreciation. The Portfolio invests primarily in fixed income portfolios, large cap equity portfolios, and small/mid-cap equity portfolios.


o SP Davis Value Portfolio: The investment objective is growth of capital. The Portfolio invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion.

o SP Deutsche International Equity Portfolio: The investment objective is long-term capital appreciation. The Portfolio invests primarily in the stocks and other securities with equity characteristics of companies in developed countries outside the United States.


o SP Growth Asset Allocation Portfolio: The investment objective is to provide long-term growth of capital with consideration also given to current income. The Portfolio invests primarily in large-cap equity portfolios, fixed income portfolios, international equity portfolios, and small/mid-cap equity portfolios.


o SP INVESCO Small Company Growth Portfolio: The investment objective is long-term capital growth. The Portfolio invests primarily in the stocks of small companies with market capitalizations under $2 billion at the time of purchase.


o SP Jennison International Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in the common stock of large to medium-sized foreign companies operating or based in at least five different countries.

o SP Large Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio invests at least 65% of its total assets in common stocks of domestic and foreign companies with large market capitalizations (over $1 billion at the time of investment).


o SP MFS Capital Opportunities Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in stocks, convertible securities and depository receipts of companies in both the United States and in foreign countries, which the portfolio managers believe have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

o SP MFS Mid-Cap Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in stocks, convertible securities and depository receipts of companies with medium market capitalizations, which the Portfolio's portfolio managers believe have above-average growth potential.


o SP PIMCO High Yield Portfolio: The investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests in high yield securities and investment grade fixed income instruments.

o SP PIMCO Total Return Portfolio: The investment objective is to seek maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests in a diversified portfolio of fixed income instruments of varying maturities.


o SP Prudential U.S. Emerging Growth Portfolio: The investment objective is long-term capital appreciation. The Portfolio seeks investments whose price will increase over several years. The Portfolio invests primarily in stocks of small and medium-sized U.S. companies with potential for above-average growth.

o SP Small/Mid Cap Value Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks of companies with small to medium market capitalizations.

o SP Strategic Partners Focused Growth Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Prudential Investments Fund Management LLC ("PIFM"), a wholly-owned subsidiary of Prudential, serves as the overall investment adviser for the Series Fund. PIFM will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PIFM is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PIFM's business address is 100 Mulberry Street, Gateway Center Three, 14th floor, Newark, New Jersey 07102.

Jennison Associates LLC ("Jennison"), serves as the sole sub-adviser for the Global Portfolio, the Prudential Jennison Portfolio, the SP Jennison International Growth Portfolio, and the SP Prudential U.S. Emerging Growth Portfolio. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio, and the SP Strategic Partners Focused Growth Portfolio. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. ("PIMI"), also a wholly-owned subsidiary of Prudential, serves as the sole sub-adviser for the Diversified Bond, the High Yield Bond, the Money Market, and the Stock Index Portfolios. PIMI's business address is 751 Broad Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. ("A I M Capital") serves as the sub-adviser to the SP AIM Aggressive Growth Portfolio and SP AIM Growth & Income. A I M Capital's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Alliance Capital Management, L.P. ("Alliance") serves as the sub-adviser to the SP Alliance Large Cap Growth Portfolio, the SP Alliance Technology Portfolio and the SP Strategic Partners Focused Growth Portfolio. The sub-adviser is located at 1345 Avenue of the Americas, New York, New York 10105.

Davis Selected Advisers, L.P. ("Davis") serves as the sub-adviser to the SP Davis Value Portfolio. The sub-adviser is located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Deutsche Asset Management, Inc. ("Deutsche"), formerly known as Morgan Grenfell, Inc., serves as a sub-adviser to the SP Deutsche International Equity Portfolio. Deutsche's address is 280 Park Avenue, New York, New York 10017.

Fidelity Management & Research Company ("FMR") is the sub-adviser to the SP Large Cap Value Portfolio and the SP Small/Mid Cap Value Portfolio. The address of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

GE Asset Management Incorporated ("GEAM"), has served as an Investment Adviser to approximately 25% of the Equity Portfolio since February 16, 2001. GEAM's ultimate parent is General Electric Company. GEAM's address is 3003 Summer Street, Stamford, Connecticut 06904.

INVESCO Funds Group, Inc. ("INVESCO') serves as the sub-adviser to the SP INVESCO Small Company Growth Portfolio. INVESCO's principal business address is 7800 East Union Avenue, Denver, Colorado 80237.

Massachusetts Financial Services Company ("MFS") serves as the sub-adviser for the SP MFS Capital Opportunities Portfolio and the SP MFS Mid-Cap Growth
Portfolio. The principal business address for MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Pacific Investment Management Company LLC ("PIMCO") acts as the sub-adviser for the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio. PIMCO is a subsidiary of PIMCO Advisors L.P. PIMCO's principal business address is 840 Newport Center Drive, Newport Beach, California 92660.

Salomon Brothers Asset Management, Inc. ("Salomon"), serves as a sub-adviser for a portion of the assets of the Equity Portfolio. It is expected that under normal circumstances Salomon will manage approximately 25% of the Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 7 World Trade Center, 37th Floor, New York, New York 10048.

As an investment adviser, PIFM charges the Series Fund a daily investment management fee as compensation for its services. PIFM pays each sub-adviser out of the fee that PIFM receives from the Series Fund. See Deductions from Portfolios, page 14.


Janus Aspen Series:

o Growth Portfolio " Service Shares: Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresees any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:


   (1) changes in state insurance law;
   (2) changes in federal income tax law;

   (3) changes in the investment management of any portfolio of the Funds; or

   (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


Pruco Life may be compensated by an affiliate of each of the Funds (other than the Series Fund) based upon an annual percentage of the average assets held in the Funds by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.


Voting Rights


As described earlier, all of the assets held in the variable investment options will be invested in shares of the corresponding portfolios of the Funds. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at shareholders meetings of the Funds. However, Pruco Life will, as required by law, vote the shares of the Funds in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

With respect to the Series Fund, matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors; (2) ratification of the independent accountant; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected variable investment option[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected variable investment option[s]; and (5) any other matter requiring a vote of the shareholders. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Fund shares for which a Contract owner may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a variable investment option, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the applicable Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.


The Fixed-Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed-rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed-rate option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed-rate option. Any inaccurate or misleading disclosure regarding the fixed-rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to invest, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%. Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so.

Transfers from the fixed-rate option are subject to strict limits, see Transfers, page 26. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See When Proceeds are Paid, page 33.

Which Investment Option Should Be Selected?


Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. For example, portfolios such as the Equity, Prudential Jennison, Stock Index, SP AIM Aggressive Growth, and SP Prudential U.S. Emerging Growth may be desirable options if you are willing to accept such volatility in your Contract values. Each equity portfolio involves different policies and investment risks. See The Funds, page 8, for additional equity portfolios available under the Contract and their specific investment objectives.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio, the SP PIMCO High Yield Portfolio, and the SP PIMCO Total Return Portfolio. You may want even greater safety of principal and may prefer the Money Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields.

You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, and the SP Growth Asset Allocation Portfolio.


You may wish to divide your invested premium among two or more of the available options. Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.

              DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS

Charges and Expenses

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed-rate option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Contract Loans, page 36. Most charges, although not all, are made by reducing the Contract Fund.

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Deductions from Premium Payments

(a) We reserve the right to charge up to 7.5% for taxes attributable to premiums. In California, Oregon, and Texas this is called a premium based administrative charge. For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life. This charge is made up of two parts which currently equal a total of 3.75% of the premiums received.

      The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is Pruco Life's estimate of the average burden of state taxes generally. Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5%. The rate applies uniformly to all contract owners without regard to state of residence. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes.

      The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

(b) We reserve the right to charge up to 6% of premiums paid for sales expenses in all Contract years. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

      Currently, the charge is equal to 4% of premiums paid up to the amount of the Sales Load Target Premium and 2% of premiums paid in excess of this amount for the first 10 Contract years (or the first 10 years of a coverage segment representing an increase in basic insurance amount); 0% thereafter. The Sales Load Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Sales Load Target Premium is generally equal to what the Target Premium for a Type A Contract would be if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Sales Load Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Sales Load Target Premium will generally be less than the Target Premium. See Premiums, page 22.

      Paying more than the Sales Load Target Premium in any of the first 10 Contract years could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884 and the Contract owner would like to pay 10 premiums. If the Contract owner paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $265.20. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see Increases in Basic Insurance Amount, page 31.

      Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the Death Benefit Guarantee Values shown on your Contract data pages. See Death Benefit Guarantee, page 24. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 37.

Deductions from Portfolios


An investment advisory fee is deducted daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Stock Index Portfolio to 1.15% for the SP Alliance Technology Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses vary from portfolio to portfolio.


The total expenses of each portfolio for the year ended December 31, 2000, expressed as a percentage of the average assets during the year, are shown below:

                            Total Portfolio Expenses


--------------------------------------------------------------------------------
-----------------------------------------------
                                                           Investment
                     Total
The Prudential Series Fund, Inc.                            Advisory       Other
       12b-1      Contractual   Total Actual
                                                              Fee
Expenses      Fees        Expenses       Expenses*
--------------------------------------------------------------------------------
-----------------------------------------------
Diversified Bond Portfolio                                   0.40%         0.05%
        N/A          0.45%          0.45%
Equity Portfolio                                             0.45%         0.04%
        N/A          0.49%          0.49%
Global Portfolio                                             0.75%         0.10%
        N/A          0.85%          0.85%
High Yield Bond Portfolio                                    0.55%         0.05%
        N/A          0.60%          0.60%
Money Market Portfolio                                       0.40%         0.04%
        N/A          0.44%          0.44%
Prudential Jennison Portfolio                                0.60%         0.04%
        N/A          0.64%          0.64%
Stock Index Portfolio                                        0.35%         0.04%
        N/A          0.39%          0.39%
SP Aggressive Growth Asset Allocation Portfolio              0.84%         0.40%
        N/A          1.24%          1.04%
SP AIM Aggressive Growth Portfolio                           0.95%         1.29%
        N/A          2.24%          1.07%
SP AIM Growth and Income Portfolio                           0.85%         0.87%
        N/A          1.72%          1.00%
SP Alliance Large Cap Growth Portfolio                       0.90%         0.37%
        N/A          1.27%          1.10%
SP Alliance Technology Portfolio                             1.15%         0.65%
        N/A          1.80%          1.30%
SP Balanced Asset Allocation Portfolio                       0.75%         0.33%
        N/A          1.08%          0.92%
SP Conservative Asset Allocation Portfolio                   0.71%         0.30%
        N/A          1.01%          0.87%
SP Davis Value Portfolio                                     0.75%         0.18%
        N/A          0.93%          0.83%
SP Deutsche International Equity Portfolio                   0.90%         0.72%
        N/A          1.62%          1.10%
SP Growth Asset Allocation Portfolio                         0.80%         0.35%
        N/A          1.15%          0.97%
SP INVESCO Small Company Growth Portfolio                    0.95%         1.08%
        N/A          2.03%          1.15%
SP Jennison International Growth Portfolio                   0.85%         0.45%
        N/A          1.30%          1.24%
SP Large Cap Value Portfolio                                 0.80%         1.00%
        N/A          1.80%          0.90%
SP MFS Capital Opportunities Portfolio                       0.75%         0.96%
        N/A          1.71%          1.00%
SP MFS Mid-Cap Growth Portfolio                              0.80%         0.63%
        N/A          1.43%          1.00%
SP PIMCO High Yield Portfolio                                0.60%         0.44%
        N/A          1.04%          0.82%
SP PIMCO Total Return Portfolio                              0.60%         0.26%
        N/A          0.86%          0.76%
SP Prudential U.S. Emerging Growth Portfolio                 0.60%         0.47%
        N/A          1.07%          0.90%
SP Small/Mid Cap Value Portfolio                             0.90%         0.51%
        N/A          1.41%          1.05%
SP Strategic Partners Focused Growth Portfolio               0.90%         0.85%
        N/A          1.75%          1.01%

Janus Aspen Series                                           0.65%         0.02%
       0.25%         0.92%          0.92%
Growth Portfolio - Service Shares (1)


* Reflects fee waivers and reimbursement of expenses, if any.

(1) The table reflects expenses based on expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of any offset arrangements.

The expenses relating to the Janus Aspen Series - Growth Portfolio have been provided to Pruco Life by Janus Capital Corporation. Pruco Life has not independently verified them.

Daily Deduction from the Contract Fund

Each day we deduct a charge from the assets of each of the variable investment options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.25%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. This charge is not assessed against amounts allocated to the fixed-rate option.

Monthly Deductions from the Contract Fund

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s] or you may select up to two variable investment options from which we deduct your Contract's monthly charges. See Allocated Charges, page 18.

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records, and communicating with Contract owners. Currently, the first part of the charge is equal to $20 per Contract for the first two Contract years and $8 per Contract thereafter. Pruco Life reserves the right, however, to charge up to $20 per Contract for the first two Contract years and $10 per Contract thereafter. The second part of this charge is equal to an amount up to $1.12 per $1,000 of the basic insurance amount for the first five Contract years and zero thereafter. The amount per $1,000 varies by sex, issue age, and rating class of the insured.

     If the Contract includes a coverage segment representing an increase in basic insurance amount, we will deduct $12 per segment for the first two years of the coverage segment and zero thereafter; plus an amount up to $1.12 per $1,000 of the coverage segment for the first five Contract years and zero thereafter. The amount per $1,000 varies by sex, issue age, and rating class of the insured.

In either of the instances described above, the highest charge per thousand is $1.12 and applies to male and female smoker and non-smoker above age 74 at certain rating classes. The lowest charge per thousand is $0.03 and applies to female age 0-14, non-smoker at certain rating classes. The amount of the charge that applies to a particular Contract is shown on the Contract Data pages under the heading "Adjustments to the Contract Fund."

     The following table provides sample per thousand charges:

          ----------------------------------------------------------------
                          Male          Male        Female        Female
           Issue Age   Non-Smoker      Smoker     Non-Smoker      Smoker
          ----------------------------------------------------------------
              35          $0.14        $0.23         $0.12        $0.16
              45          $0.24        $0.34         $0.19        $0.28
              55          $0.40        $0.45         $0.31        $0.42
              65          $0.67        $0.76         $0.53        $0.70
          ----------------------------------------------------------------

     A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For additional information, see Increases in Basic Insurance Amount, page 31.

(b) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Riders, page 20.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

(d) A charge may be deducted to cover federal, state or local taxes (other than "taxes attributable to premiums" described above) that are imposed upon the operations of the Account. In California, Oregon, and Texas this is called a premium based administrative charge. At present no such taxes are imposed and no charge is made.

     The earnings of the Account are taxed as part of the operations of Pruco Life. Currently, no charge is being made to the Account for Pruco Life's federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums. See Deductions from Premium Payments, page 13. Pruco Life periodically reviews the question of a charge to the Account for Company federal income taxes. We may make such a charge in the future for any federal income taxes that would be attributable to the Contracts.

Surrender Charges

We will deduct a surrender charge if, during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). The surrender charge is a percentage of the Surrender Target Premium. The percentage varies by issue age. The Surrender Target Premium is equal to the Sales Load Target Premium at the time the policy (or coverage) is issued less premiums for riders or extras. The duration of the surrender charge also varies by issue age. For all issue ages 0-45, the maximum first year percentage is 90% of the Surrender Target Premium, and is reduced annually at a constant rate to zero by the end of the 10th year.

The chart below shows the maximum percentages for all ages at the beginning of the first Contract year, the rate at which the percentages is reduced annually, and the end of the last Contract year for which a surrender charge is shown. The surrender charge is not deducted from the death benefit if the insured should die during this period. This charge is deducted to cover sales and administrative costs, such as: the cost of processing applications, conducting examinations, determining insurability and the insured's rating class, and establishing records. A schedule showing the maximum surrender charges for a full surrender occurring during each year for which a surrender charge may be payable is found in the Contract Data pages of the Contract.


 --------------------------------------------------
--------------------------------------------------------
                         Reduction in
          Reduction in
   Issue    Percentage    percentage     To the                  Issue
Percentage at       percentage     To the
    Age    at start of   points each   end of year                Age   start of
year 1     points each   end of year
              year 1        year
              year
 --------------------------------------------------
-------------------------------------------------------
    0-45      90.0%         9.00%          10                     60
47.5%             6.79%           7
     46       87.0%         8.70%          10                     61
45.0%             7.50%           6
     47       84.0%         8.40%          10                     62
42.5%             7.08%           6
     48       81.0%         8.10%          10                     63
40.0%             8.00%           5
     49       78.0%         7.80%          10                     64
37.5%             9.37%           4
     50       75.0%         7.50%          10                     65
35.0%             8.75%           4
     51       72.0%         7.20%          10                     66
34.0%             8.50%           4
     52       69.0%         6.90%          10                     67
33.5%             8.37%           4
     53       66.0%         6.60%          10                     68
33.0%             8.25%           4
     54       63.0%         6.30%          10                     69
32.5%            10.83%           3
     55       60.0%         6.00%          10                     70
32.0%            10.67%           3
     56       57.5%         6.39%          9                      71
31.5%            10.50%           3
     57       55.0%         6.87%          8                      72
31.0%            10.33%           3
     58       52.5%         6.56%          8                      73
30.5%            10.17%           3
     59       50.0%         7.14%          7                    74 and
30.0%            10.00%           3

above
 --------------------------------------------------
-------------------------------------------------------

We will show surrender charge threshold for each coverage segment in the Contract data pages. This threshold amount is the segment's lowest coverage amount since its effective date. If during the first 10 Contract years (or during the first 10 years of a coverage segment representing an increase in basic insurance amount), the basic insurance amount is decreased (including as a result of a withdrawal or a change in type of death benefit), and the new basic insurance amount for any coverage segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment. The percentage will be the amount by which the new coverage segment is less than the threshold, divided by the threshold. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. See Increases in Basic Insurance Amount, page 31 and Decreases in Basic Insurance Amount, page 32.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently charge an administrative processing fee of $25 for each transfer exceeding 12 in any Contract year.

(c) We may charge an administrative processing fee of up to $25 for any change in basic insurance amount.

(d) We may charge an administrative processing fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

Charges After Age 100

Beginning on the contract anniversary when the insured reaches attained age 100, premiums will no longer be accepted and monthly charges will no longer be deducted from the Contract Fund. You may continue the contract until the insured's death, or until you surrender the contract for its cash surrender value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere. If you have any amounts allocated to the variable investment options, mortality and expense risk charges and investment advisory fees will continue to be deducted daily. Any outstanding loan will remain on the policy, unless repaid, and will continue to accrue interest.

Allocated Charges

You may choose from which variable investment option(s) we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. You may select up to two variable investment options for the allocation of monthly charges. Allocations must be designated in whole percentages. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to the selected variable investment options must equal 100%. The fixed-rate option is not available as an allocation option. See Monthly Deductions from the Contract Fund, page 16.

If  there  are  insufficient  funds  in one or  both  of the  selected  variable investment options to cover the monthly charges, the selected variable investment option(s) will be reduced to zero. Any remaining charge will be deducted from all other variable investment options and the fixed-rate option proportionately to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will deduct monthly charges proportionately from your variable investment options and the fixed-rate option.

Requirements for Issuance of a Contract

The Contract may generally be issued on insureds through age 90. Currently, the minimum face amount for Contracts without a Target Term Rider is $75,000 ($50,000 for insureds below the age of 18, $100,000 for insureds ages 76-80, and $250,000 for insureds ages 81 and above). The minimum face amount for Contracts issued with a Type C (return of premium) death benefit is $250,000. See Types of Death Benefit, page 19.

For Contracts with a Target Term Rider, the minimum total face amount (basic insurance amount plus any Target Term Rider coverage amount combined) is $250,000. Furthermore, if the Target Term Rider is added to the Contract, the minimum face amount of the base Contract is $100,000, while the minimum rider coverage amount is $5,000. See Riders, page 20. Pruco Life may change the minimum face amounts of the Contracts it will issue.

Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

Short-Term Cancellation Right or "Free-Look"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, with no adjustment for investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, plus or minus any change due to investment experience. For information on how premium payments are allocated during the "free-look" period, see Allocation of Premiums, page 23.

Types of Death Benefit

You may select either of three types of death benefit at issue. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page
27. The payment of additional premiums and favorable investment results of the variable investment options to which the assets are allocated will generally increase the cash surrender value. See How a Contract's Cash Surrender Value Will Vary, page 27.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See How a Contract's Cash Surrender Value Will Vary, page 27 and How a Type B (Variable) Contract's Death Benefit Will Vary, page 28. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

A Contract with a Type C (return of premium) death benefit has a death benefit which will generally equal the basic insurance amount plus the total premiums paid into the Contract, less withdrawals. This death benefit allows the Contract owner, in effect, to recover the cost of the Contract upon the death of the insured. Under certain circumstances, it is possible for a Type C Contract's death benefit to fall below the basic insurance amount. Favorable investment performance and payment of additional premiums will generally increase the Contract's cash value. Over time, however, the increase in cash value will be less than under a Type A (fixed) Contract. See How a Contract's Surrender Value Will Vary, page 27 and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 29.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. For Type B (variable) and Type C (return of premium) Contracts, withdrawals will not change the basic insurance amount. See Withdrawals, page 30.

Changing the Type of Death Benefit

You may change the type of death benefit any time after issue and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change. The basic insurance amount after a change may not be lower than the minimum basic insurance amount applicable to the Contract. See Requirements for Issuance of a Contract, page 18. We reserve the right to make an administrative processing charge of up to $25 for any change in the basic insurance amount, although we do not currently do so. A type change that reduces the basic insurance amount may result in the assessment of surrender charges. See Charges and Expenses, page 13. Furthermore, if you choose a Type A or Type B death benefit at issue, you will NOT be able to change to a Type C death benefit after issue.

If you are changing your Contract's type of death benefit from a Type A (fixed) to a Type B (variable) death benefit, we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type A (fixed) to a Type C (return of premium) death benefit, we will change the basic insurance amount by subtracting the total premiums paid on this Contract minus total withdrawals on the date the change takes effect. This change is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type A death benefit.

If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place.

If you are changing from a Type B (variable) to a Type C (return of premium) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (1) is larger than (2), we will increase the basic insurance amount by that difference. If (2) is larger than (1), we will reduce the basic insurance amount by that difference. This change is only available to Contracts which were issued with a Type C death benefit and subsequently changed to a Type B death benefit.

If you are changing from a Type C (return of premium) to a Type A (fixed) death benefit, we will change the basic insurance amount by adding the total premiums paid minus total withdrawals to this Contract on the date the change takes place.

If you are changing from a Type C (return of premium) to a Type B (variable) death benefit, we first find the difference between: (1) the amount in your Contract Fund and (2) the total premiums paid on this Contract minus total withdrawals, determined on the date the change takes effect. If (2) is larger than (1), we will increase the basic insurance amount by that difference. If (1) is larger than (2), we will reduce the basic insurance amount by that difference.

The following chart illustrates the changes in basic insurance amount with each change of death benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 death benefit. For changes to and from a Type C death benefit, the chart assumes $40,000 in total premiums minus total withdrawals.

      --------------------------------------------------------------------
                            Basic Insurance Amount
              FROM                                  TO
      --------------------------------------------------------------------
             Type A                 Type B                 Type C
            $300,000               $250,000               $260,000

             Type B                 Type A                 Type C
            $250,000               $300,000               $260,000

             Type C                 Type A                 Type B
            $260,000               $300,000               $250,000
      --------------------------------------------------------------------

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

Riders

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date. The amounts of these benefits do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply and are clearly described in the applicable rider. Your Pruco Life representative can explain all of these extra benefits further. Also, samples of the provisions are available from Pruco Life upon written request.

Enhanced Disability Benefit -- The Enhanced Disability Benefit pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.

Accidental Death Benefit -- The Accidental Death Benefit provides an additional death benefit that is payable if the insured's death is accidental, as defined in the benefit provision.

Children Level Term Rider -- The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.

Target Term Rider -- The Target Term Rider provides a flexible term insurance benefit to attained age 100 on the life of the insured. You specify the amount of term rider coverage you desire, up to four times the base Contract's basic insurance amount. This amount is called the rider coverage amount and is the maximum death benefit payable under the rider. After issue, while the rider is in-force, you may increase the rider coverage amount subject to a minimum increase amount of $25,000 and the underwriting requirements determined by Pruco Life. The rider coverage amount after the increase cannot exceed four times the base Contract's basic insurance amount. You may also decrease your rider coverage amount after issue, subject to a minimum decrease amount of $10,000.

The Rider death benefit fluctuates as the base Contract's death benefit changes. When the Contract Fund has not grown to the point where the base Contract's death benefit is increased to satisfy the Internal Revenue Code's definition of life insurance, the rider death benefit equals the rider coverage amount. However, if the Contract Fund has grown to the point where the base Contract's death benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider's death benefit will decrease (or increase) dollar for dollar as the base Contract's death benefit increases (or decreases). The rider death benefit will never increase beyond the rider coverage amount. It is possible, however, for the Contract Fund and, consequently, the base Contract's death benefit to grow to the point where the rider death benefit is reduced to zero.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

         $500,000 Basic Insurance Amount and $500,000 Target Term Rider
                              Type A Death Benefit

  Policy                     Base Policy           Target Death
   Year                     Death Benefit             Benefit
    1                        $  500,000              $500,000
    2                        $  500,000              $500,000
    3                        $  500,000              $500,000
    4                        $  500,000              $500,000
    5                        $  500,000              $500,000
    6                        $  500,000              $500,000
    7                        $  500,000              $500,000
    8                        $  500,000              $500,000
    9                        $  500,000              $500,000
   10                        $  550,000              $450,000
   11                        $  605,000              $395,000
   12                        $  665,500              $334,500
   13                        $  732,050              $267,950
   14                        $  805,255              $194,745
   15                        $  885,781              $114,220
   16                        $1,000,000              $     --
   17                        $1,100,000              $     --
   18                        $1,210,000              $     --
   19                        $1,331,000              $     --
   20                        $1,464,100              $     --


You should consider the following factors when purchasing a Contract with a Target Term Rider:

o A Contract with a Target Term Rider will offer higher cash values and death benefits than an all base policy with the same death benefit if Pruco Life does not change its current charges. This is because: (1) the Sales Load Target Premium will be lower for a Contract with a Target Term Rider than for an all base policy with the same death benefit and this may result in lower current sales expense charges, (2) the monthly administrative charge will also be lower for a Contract with a Target Term Rider than for an all base policy with the same death benefit, and (3) we currently take lower current Cost of Insurance charges under the Target Term Rider.

o However, a Contract with a Target Term Rider offers the potential for lower cash values and death benefits than an all base policy with the same death benefit if Pruco Life raises its current charges to the maximum contractual level. This is because guaranteed maximum charges under the Contract and Target Term Rider are the same except for the per $1,000 of insurance portion of the monthly administrative charge which extends for 10 years on the rider and only five years on the base Contract. The surrender charge does not apply to the Target Term Rider.

Other factors to consider are:

o The length of the Death Benefit Guarantee available on Contracts with a Target Term Rider is limited to five years. If it is important to you to have a Death Benefit Guarantee period longer than five years, you may want to purchase a Contract without a Target Term Rider. See Death Benefit Guarantee, page 24.

o The Enhanced Disability Benefit, as described above, is unavailable on Contracts with a Target Term Rider. If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

o The Accidental Death Benefit, as described above, does not apply to any portion of the death benefit that is attributable to a Target Term Rider. If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

o The Living Needs Benefit does not apply to the portion of the death benefit that is attributable to a Target Term Rider. If it is important to you that the Living Needs Benefit applies to the entire death benefit, you may want to purchase a Contract without a Target Term Rider. See Living Needs Benefit, page 33.

o The rider coverage amount terminates at the insured's age 100. If it is important to you that no coverage amount then in effect terminates at the insured's attained age 100, you may want to purchase a contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and death benefit. It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of base Contract basic insurance amount and rider coverage amount. You can then discuss with your Pruco Life representative how these combinations may address your objectives.

Contract Date

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

Premiums

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. It is the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts (the minimum premium payment is $15 for premiums made by electronic fund transfer).

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See How a Type A (Fixed) Contract's Death Benefit Will Vary, page 27, How a Type B (Variable) Contract's Death Benefit Will Vary, page 28, and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 29. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits, page 37.

Once the minimum initial premium payment is made, there are no required premiums. However, there are several types of premiums which are described below. Understanding them may help you understand how the Contract works.

      Target Premiums are premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force until the insured's age 65, or if later, during the first 10 Contract years, regardless of investment performance and assuming no loans or withdrawals (not applicable to Contracts with the Target Term Rider). If you choose to continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums substantially higher than the Target Premium. However, not all Contracts offer the Death Benefit Guarantee beyond this period. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the definition of life insurance test selected at issue, and whether the Target Term Rider is on the Contract. See Death Benefit Guarantee, page 24. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Target Premium. For a Contract with no riders or extra risk charges, these premiums will be level.

      It is possible, in some instances, to pay a premium lower than the Target Premium; the Short-Term Premium. These Short-Term Premiums, if paid at the beginning of each Contract year, will keep the Contract in-force during the first five Contract years, regardless of investment performance and assuming no loans or withdrawals. To continue the Death Benefit Guarantee beyond this period, you will have to begin paying premiums higher than the Short-Term Premium. However, not all Contracts offer the Death Benefit Guarantee beyond five Contract years. The length of the Death Benefit Guarantee available to you depends on your Contract's death benefit type, the definition of life insurance test selected at issue, and whether the Target Term Rider is on the Contract. See Death Benefit Guarantee, page
      24. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Short-Term Premium. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level.

      Lifetime Premiums are the premiums that, if paid at the beginning of each Contract year, will keep the Contract in-force during the lifetime of the insured, regardless of investment performance and assuming no loans or withdrawals (not applicable to all Contracts). See Death Benefit Guarantee, page 24. As is the case with the Target Premium, for a Contract with no riders or extra risk charges, these premiums will be level. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the Lifetime Premium.

We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid. When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the Contract date: (1) we deduct the charge for sales expenses and the charge for taxes attributable to premiums from the initial premium (In California, Oregon, and Texas this is called a premium based administrative charge); (2) we allocate the remainder of the initial premium and any other premium received during the short-term cancellation right ("free-look") period to the Money Market investment option; and (3) the first monthly deductions are made. At the end of the "free-look" period, these funds will be transferred out of the Money Market investment option and allocated among the variable investment options and/or the fixed-rate option according to your most current allocation request. See Short-Term Cancellation Right or "Free-Look," page 19. The transfer from the Money Market investment option immediately following the "free-look" period will not be counted as one of your 12 free transfers described under Transfers, page
26. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested.

The charge for sales expenses and the charge for taxes attributable to premiums also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation to all selected investment options must equal 100%.

Death Benefit Guarantee


Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. Withdrawals may adversely affect the status of the guarantee. Likewise, a Contract loan will negate any guarantee. See Withdrawals, page 30, and Contract Loans, page 36. You should consider how important the Death Benefit Guarantee is to you when deciding what premium amounts to pay into the Contract. In Maryland, this guarantee is titled "Death Benefit Guarantee To Prevent Lapse".


At the Contract date and on each Monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

We also calculate Death Benefit Guarantee Values. These are values used solely to determine if a Death Benefit Guarantee is in effect. These are not cash values that you can realize by surrendering the Contract, nor are they payable death benefits. Your Contract data pages contain a table of Death Benefit Guarantee Values, calculated as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

At each Monthly date, during the Death Benefit Guarantee period shown on your Contract data pages, we will compare your Accumulated Net Payments to the Death Benefit Guarantee Value as of that date. If your Accumulated Net Payments equal or exceed the Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short-Term, Target, and Lifetime Premiums are payments which correspond to the Death Benefit Guarantee Values shown on your Contract data pages. For example, payment of the Short-Term Premium at the beginning of each Contract year guarantees that your Contract will not lapse during the first five Contract years, assuming no loans or withdrawals. However, payment of the Short-Term Premium after year five will not assure that your Contract's Accumulated Net Payments will continue to meet the Death Benefit Guarantee Values. See Premiums, page 22.

If you want a Death Benefit Guarantee to last longer than five years, you should expect to pay at least the Target Premium at the start of each Contract year. Paying the Target Premium at the beginning of each Contract year guarantees your Contract against lapse until the insured's age 65 or for 10 years after issue, whichever comes later, assuming no loans or withdrawals. However, payment of the Target Premium after this Death Benefit Guarantee period, will not assure that your Contract's Accumulated Net Payments will meet the subsequent, much higher, Death Benefit Guarantee Values.

If you want a Death Benefit Guarantee to last the lifetime of the insured, then you should expect to pay at least the Lifetime Premium at the start of each Contract year. Paying the Lifetime Premium at the beginning of each Contract year guarantees your Contract against lapse for the insured's lifetime, assuming no loans or withdrawals.

The following table provides sample Short-Term, Target, and Lifetime Premiums (to the nearest dollar). The examples assume: (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 basic insurance amount; (3) no extra benefit riders have been added to the Contract; and (4) the Cash Value Accumulation Test has been elected for definition of life insurance testing.

                          Illustrative Annual Premiums

--------------------------------------------------------------------------------
------------------------------
    Age of
  insured at                Type of
     issue           Death Benefit Chosen       Short-Term Premium     Target
Premium      Lifetime Premium
--------------------------------------------------------------------------------
------------------------------
       40               Type A (Fixed)                $1,640
$2,138               $4,765

       40             Type B (Variable)               $1,643
$2,220               $14,185

       40         Type C (Return of Premium)          $1,643                 N/A
                 N/A

       60               Type A (Fixed)                $6,678
$7,158               $12,963

       60             Type B (Variable)               $6,705
$7,218               $33,195

       60         Type C (Return of Premium)          $7,055                 N/A
                 N/A

       80               Type A (Fixed)                $36,723
$39,345              $47,235

       80             Type B (Variable)               $37,550
$43,980              $83,015

       80         Type C (Return of Premium)            N/A                  N/A
                 N/A
--------------------------------------------------------------------------------
------------------------------

Paying the Short-Term, Target, or Lifetime Premiums at the start of each Contract year is one way of reaching the Death Benefit Guarantee Values; it is certainly not the only way. The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Death Benefit Guarantee. If you desire the Death Benefit Guarantee until the later of the insured's age 65 or 10 years after issue, you may prefer to pay at least the Target Premium in all years, rather than paying the lower Short-Term Premium in the first five years. If you pay only enough premium to meet the Death Benefit Guarantee Values in the first five years, you will need to pay more than the Target Premium at the beginning of the 6th year in order to continue the Death Benefit Guarantee.

Similarly, if you desire the Death Benefit Guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Death Benefit Guarantee Values until the later of the insured's age 65 or 10 years after issue, a substantial amount may be required to meet the subsequent Death Benefit Guarantee Values and continue the guarantee. In addition, it is possible that the payment required to continue the guarantee beyond this period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 37.

Not all Contracts will have the Death Benefit Guarantee available in all years. Type A and Type B Contracts with the Cash Value Accumulation Test elected for definition of life insurance testing will have the Death Benefit Guarantee available for the lifetime of the insured. However, Type A and Type B Contracts with the Guideline Premium Test elected for definition of life insurance testing will have the Death Benefit Guarantee available until the insured's age 65 or 10 years after issue, whichever is later. Furthermore, Type C Contracts with either the Cash Value Accumulation Test or Guideline Premium Test elected for definition of life insurance testing, will only have the Death Benefit Guarantee available for the first five Contract years. Contracts with the Target Term Rider will also have the Death Benefit Guarantee available for only the first five Contract years. Your Contract data pages will show Death Benefit Guarantee Values for the duration available with your Contract. See Types of Death Benefit, page 19 and Tax Treatment of Contract Benefits, page 37.

Transfers

You may, up to 12 times each Contract year, transfer amounts from one variable investment option to another variable investment option or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a variable investment option may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one variable investment option to another, or may be in terms of a percentage reallocation among variable investment options. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment. See Assignment, page 39.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other variable investment options available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly or quarterly.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance variable investment option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of variable investment options X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

How a Contract's Cash Surrender Value Will Vary

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See Contract Loans, page 36. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the variable investment options; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under Charges and Expenses, page
13. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T10 of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying certain premium amounts, and assuming hypothetical uniform investment results in the Fund portfolios. Five of the tables assume current charges will be made throughout the lifetime of the Contract and five of them assume maximum charges will be made. See Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums, page 34.

How a Type A (Fixed) Contract's Death Benefit Will Vary

As described earlier, there are three types of death benefit available under the
Contract: (1) Type A, a generally fixed death benefit; (2) Type B, a variable death benefit; and (3) Type C, a return of premium death benefit. A Type C (return of premium) death benefit generally varies by the amount of premiums paid, a Type B (variable) death benefit varies with investment performance, and a Type A (fixed) death benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type A (fixed) Contract will always be the greater of:

          (1)  the basic insurance amount; and

          (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 37, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35.

                          Type A (Fixed) Death Benefit

--------------------------------------------------------------------------------
-----------------------------------------------
                    IF
  THEN
--------------------------------------------------------------------------------
-----------------------------------------------
                        and the Contract      the attained age    the Contract
Fund multiplied by the   and the Death Benefit
 the insured is age          Fund is            factor is**
attained age factor is                   is
--------------------------------------------------------------------------------
-----------------------------------------------
         40                 $ 25,000                3.57
89,250                        $250,000
         40                 $ 75,000                3.57
267,750                        $267,750*
         40                 $100,000                3.57
357,000                        $357,000*

         60                 $ 75,000                1.92
144,000                        $250,000
         60                 $125,000                1.92
240,000                        $250,000
         60                 $150,000                1.92
288,000                        $288,000*

         80                 $150,000                1.26
189,000                        $250,000
         80                 $200,000                1.26
252,000                        $252,000*
         80                 $225,000                1.26
283,500                        $283,500*
--------------------------------------------------------------------------------
-----------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the death benefit will be $288,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.92. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under a Type B (variable) Contract, while the Contract is in-force, the death benefit will never be less than the basic insurance amount, but will vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type B (variable) Contract will always be the greater of:

          (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

          (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies.

For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 37, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35.

                         Type B (Variable) Death Benefit

--------------------------------------------------------------------------------
----------------------------------------------
                    IF
  THEN
--------------------------------------------------------------------------------
----------------------------------------------
                         and the Contract      the attained age      the
Contract Fund multiplied by        and the Death
 the insured is age          Fund is             factor is**           the
attained age factor is            Benefit is
--------------------------------------------------------------------------------
----------------------------------------------
         40                  $25,000                 3.57
 89,250                      $275,000
         40                  $75,000                 3.57
267,750                      $325,000
         40                  $100,000                3.57
357,000                      $357,000*
--------------------------------------------------------------------------------
----------------------------------------------

         60                  $ 75,000                1.92
144,000                      $325,000
         60                  $125,000                1.92
240,000                      $375,000
         60                  $150,000                1.92
288,000                      $400,000
--------------------------------------------------------------------------------
----------------------------------------------

         80                  $150,000                1.26
189,000                      $400,000
         80                  $200,000                1.26
252,000                      $450,000
         80                  $225,000                1.26
283,500                      $475,000
--------------------------------------------------------------------------------
----------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

How a Type C (Return of Premium) Contract's Death Benefit Will Vary

Under a Type C (return of premium) Contract, while the Contract is in-force, the death benefit will vary by the amount of premiums paid, less any withdrawals. Unlike Type A and Type B Contracts, the death benefit of a Type C Contract may be less than the basic insurance amount in the event total withdrawals are greater than total premiums paid. The death benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

The death benefit under a Type C (return of premium) Contract will always be the greater of:

          (1) the basic insurance amount plus the total premiums paid into the Contract less any withdrawals; and

          (2) the Contract Fund before the deduction of monthly charges due on that date, multiplied by the attained age factor that applies.

A listing of attained age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract. See Tax Treatment of Contract Benefits, page 37, for a discussion of these methods and the impact of each on the Contract's values, benefits and tax status.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35.

                    Type C (Return of Premium) Death Benefit

--------------------------------------------------------------------------------
-------------------------------------------------
                                 IF
           THEN
--------------------------------------------------------------------------------
-------------------------------------------------
    the                                and the premiums
      the Contract Fund
  insured       and the Contract           paid less            the attained age
       multiplied by the            and the
  is age            Fund is             withdrawals is            factor is**
    attained age factor is      Death Benefit is
--------------------------------------------------------------------------------
-------------------------------------------------
   40               $25,000                 $15,000                  3.57
          89,250                  $265,000
   40               $75,000                 $60,000                  3.57
         267,750                  $310,000
   40               $100,000                $80,000                  3.57
         357,000                  $357,000*

   60               $75,000                $ 60,000                  1.92
         144,000                  $310,000
   60               $125,000               $100,000                  1.92
         240,000                  $350,000
   60               $150,000               $125,000                  1.92
         288,000                  $375,000

   80               $150,000               $125,000                  1.26
         189,000                  $375,000
   80               $200,000               $150,000                  1.26
         252,000                  $400,000
   80               $225,000               $175,000                  1.26
         283,500                  $425,000
--------------------------------------------------------------------------------
-------------------------------------------------

* Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the death benefit will be $357,000, even though the basic insurance amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.57. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the Death Benefit Guarantee.

Surrender of a Contract

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 37.

Withdrawals


Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the net cash value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the contract fund deductions for two monthly dates following the date of withdrawal. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 37.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Type B (variable) and Type C (return of premium) Contracts, will not change the basic insurance amount. However, under a Type A (fixed) Contract, the withdrawal may require a reduction in the basic insurance amount. If a decrease in basic insurance amount reduces a coverage segment below its surrender charge threshold, a surrender charge may be deducted. See Charges and Expenses, page 13. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. See Requirements for Issuance of a Contract, page 18. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified

Endowment Contract. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative. See Tax Treatment of Contract Benefits, page 37.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn, the withdrawal fee, and any surrender charge. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the Death Benefit Guarantee, since withdrawals decrease your Accumulated Net Payments. See Death Benefit Guarantee, page 24.

Lapse and Reinstatement

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Death Benefit Guarantee. See Death Benefit Guarantee, page 24. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 37.

A Contract that ended in default may be reinstated within five years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored or paid back. If the Contract debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement. The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

Increases in Basic Insurance Amount

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract, thus, creating an additional coverage segment.

The following conditions must be met:

     (1) you must ask for the change in a form that meets  Pruco  Life's  needs;
     (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under Contract Limitations in your Contract data pages;
     (3) you must prove to us that the insured is  insurable  for any  increase;
     (4) the Contract must not be in default; (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and
     (6)  if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each coverage segment. When premiums are paid, each payment is allocated to each coverage segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the Sales Load Target Premium and 2% of allocated premiums paid in excess of this amount for the first 10 Contract years; 0% thereafter. See the definition of

Contract year for an increase in basic insurance amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.

Each coverage segment will have its own surrender charge period beginning on that segment's effective date and its own surrender charge threshold. The surrender charge threshold is the segment's lowest coverage amount since its effective date. See Decreases in Basic Insurance Amount, below, and Surrender Charges, page 17.


The COI rates for a coverage segment representing an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the segment's effective date and the number of years since then, sex (except where unisex rates apply); smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole contract (the death benefit minus the Contract Fund) is allocated to each coverage segment based on the proportion of its basic insurance amount to the total of all coverage segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial coverage segment. For a description of attained age factor, see How a Type A (Fixed) Contract's Death Benefit Will Vary, page 27, How a Type B (Variable) Contract's Death Benefit Will Vary, page 28, and How a Type C (Return of Premium) Contract's Death Benefit Will Vary, page 29.


Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See Short-Term Cancellation Right or "Free-Look", page 18. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 37. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

As explained earlier, you may make a withdrawal. See Withdrawals, page 30. You also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value at any time after the first Contract anniversary. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in your Contract data pages.

In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in your Contract data pages. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. However, we reserve the right to make such a charge in an amount of up to $25. See Charges and Expenses, page 13. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease. A decrease will not take effect if the insured is not living on the effective date.

For Contracts with more than one coverage segment, a decrease in basic insurance amount will reduce each coverage segment based on the proportion of the coverage segment amount to the total of all coverage segment amounts in effect just before the change. Each coverage segment will have its own surrender charge threshold equal to the segment's lowest coverage amount since its effective date. If the decrease in basic insurance amount reduces a coverage segment to an amount equal to or greater than its surrender charge threshold, we will not impose a surrender charge. However, if the decrease in basic insurance amount reduces a coverage segment below its threshold, we will subtract the new coverage segment amount from the threshold amount. We will then multiply the surrender charge by the lesser of this difference and the amount of the decrease, divide by the threshold amount, and deduct the result from the Contract Fund. See Surrender Charges, page 17.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, it is important to note that if the basic insurance amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See

Tax Treatment of Contract Benefits, page 37. Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When Proceeds Are Paid

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the variable investment option[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

Living Needs Benefit

You may elect to add the Living Needs BenefitSM to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

Illustrations of Cash Surrender Values, Death Benefits, and Accumulated Premiums

The following tables (pages T1 through T10) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All ten tables assume the following:

o a Contract bought by a 35 year old male, Preferred Best, with no extra risks or substandard ratings.

o a given premium amount is paid on each Contract anniversary and no loans are taken.

o the Contract Fund has been invested in equal amounts in each of the 28 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.


The first two tables (pages T1 and T2) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 37 and Types of Death Benefit, page 19. The first table assumes current charges will continue for the indefinite future while the second table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The third and fourth tables (pages T3 and T4) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $100,000 basic insurance amount and a $150,000 Target Term Rider has been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 37 and Types of Death Benefit, page 19. The third table assumes current charges will continue for the indefinite future while the fourth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The next two tables (pages T5 and T6) assume: (1) a Type A (fixed) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Guideline Premium Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 37 and Types of Death Benefit, page 19. The fifth table assumes current charges will continue for the indefinite future while the sixth table assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The tables on pages T7 and T8 assume: (1) a Type B (variable) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 37 and Types of Death Benefit, page 19. The table on page T7 assumes current charges will continue for the indefinite future while the table on page T8 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

The last two tables (pages T9 and T10) assume: (1) a Type C (return of premium) Contract has been purchased, (2) a $250,000 basic insurance amount and no riders have been added to the Contract, and (3) a Cash Value Accumulation Test has been elected for definition of life insurance testing. See Tax Treatment of Contract Benefits, page 37 and Types of Death Benefit, page 19. The table on page T9 assumes current charges will continue for the indefinite future while the table on page T10 assumes maximum contractual charges have been made from the beginning. See Charges and Expenses, page 13.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged

0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column of the following illustrations (pages T1 through T10) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 28 portfolios of 0.89%, and the daily deduction from the Contract Fund of 0.25% per year for the tables based on current charges and 0.45% per year for the tables based on maximum charges. Thus, assuming current charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.14%, 4.86% and 10.86%, respectively. Assuming maximum charges, gross returns of 0%, 6% and 12% are the equivalent of net returns of -1.34%, 4.66% and 10.66%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.89% and will depend on which variable investment options are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.


If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                                  ILLUSTRATIONS
                                  -------------
                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS IN ALL YEARS
                              USING CURRENT CHARGES

                                          Death Benefit (1)
                   Surrender Value (1)
                          ---------------------------------------------------
----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)
         Assuming Hypothetical Gross (and Net)
            Premiums                   Annual Investment Return of
              Annual Investment Return of
End Of     Accumulated    ---------------------------------------------------
----------------------------------------------------
Policy   at 4% Interest      0% Gross           6% Gross           12% Gross
   0% Gross          6% Gross           12% Gross
 Year       Per Year       (-1.14% Net)        (4.86% Net)       (10.86% Net)
 (-1.14% Net)      (4.86% Net)         (10.86% Net)
------   --------------  ----------------  ----------------   ---------------
----------------   --------------      -------------
   1     $       1,794   $     250,000     $      250,000     $      250,000
$            0     $            0      $           0
   2     $       3,660   $     250,000     $      250,000     $      250,000
$            0     $            0      $         122
   3     $       5,600   $     250,000     $      250,000     $      250,000
$          812     $        1,169      $       1,560
   4     $       7,618   $     250,000     $      250,000     $      250,000
$        1,872     $        2,463      $       3,134
   5     $       9,717   $     250,000     $      250,000     $      250,000
$        2,923     $        3,811      $       4,859
   6     $      11,900   $     250,000     $      250,000     $      250,000
$        4,381     $        5,645      $       7,193
   7     $      14,170   $     250,000     $      250,000     $      250,000
$        5,823     $        7,558      $       9,759
   8     $      16,530   $     250,000     $      250,000     $      250,000
$        7,247     $        9,550      $      12,580
   9     $      18,986   $     250,000     $      250,000     $      250,000
$        8,651     $       11,624      $      15,681
  10     $      21,539   $     250,000     $      250,000     $      250,000
$       10,034     $       13,783      $      19,091
  15     $      35,922   $     250,000     $      250,000     $      250,000
$       16,132     $       25,554      $      41,747
  20     $      53,422   $     250,000     $      250,000     $      250,000
$       21,107     $       39,633      $      78,873
  25     $      74,713   $     250,000     $      250,000     $      277,820
$       24,463     $       56,206      $     140,313
  30     $     100,616   $     250,000     $      250,000     $      417,269
$       25,549     $       75,496      $     241,196
  35     $     132,132   $     250,000     $      250,000     $      624,890
$       23,749     $       98,153      $     405,773
  40     $     170,476   $     250,000     $      250,000     $      935,304
$       16,836     $      124,378      $     672,881
  45     $     217,127   $     250,000(2)  $      250,000     $    1,413,707
$        1,417(2)  $      155,187      $   1,104,458

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 46, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.






                                       T1

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS IN ALL YEARS
                              USING MAXIMUM CHARGES

                                              Death Benefit (1)
                 Surrender Value (1)
                         ----------------------------------------------------
----------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)
         Assuming Hypothetical Gross (and Net)
           Premiums                    Annual Investment Return of
              Annual Investment Return of
End Of    Accumulated    ----------------------------------------------------
----------------------------------------------------
Policy  at 4% Interest       0% Gross          6% Gross           12% Gross
  0% Gross            6% Gross          12% Gross
 Year      Per Year        (-1.34% Net)      (4.66% Net)        (10.66% Net)
(-1.34% Net)         (4.66% Net)       (10.66% Net)
------  ---------------  ----------------  ----------------   ---------------
--------------     --------------      -------------
   1    $       1,794    $     250,000     $      250,000     $      250,000
$            0     $            0      $           0
   2    $       3,660    $     250,000     $      250,000     $      250,000
$            0     $            0      $           0
   3    $       5,600    $     250,000     $      250,000     $      250,000
$            0     $            0      $         159
   4    $       7,618    $     250,000     $      250,000     $      250,000
$          255     $          637      $       1,078
   5    $       9,717    $     250,000     $      250,000     $      250,000
$          823     $        1,375      $       2,039
   6    $      11,900    $     250,000     $      250,000     $      250,000
$        1,762     $        2,528      $       3,484
   7    $      14,170    $     250,000     $      250,000     $      250,000
$        2,650     $        3,683      $       5,019
   8    $      16,530    $     250,000     $      250,000     $      250,000
$        3,483     $        4,838      $       6,653
   9    $      18,986    $     250,000     $      250,000     $      250,000
$        4,259     $        5,987      $       8,391
  10    $      21,539    $     250,000     $      250,000     $      250,000
$        4,973     $        7,128      $      10,240
  15    $      35,922    $     250,000     $      250,000     $      250,000
$        6,655     $       11,677      $      20,653
  20    $      53,422    $     250,000     $      250,000     $      250,000
$        5,518     $       14,408      $      34,882
  25    $      74,713    $     250,000     $      250,000     $      250,000
$            0     $       12,865      $      54,135
  30    $     100,616    $     250,000     $      250,000     $      250,000
$            0     $        2,026      $      80,056
  35    $     132,132    $           0(2) $             0(2)  $      250,000
$            0(2)  $            0(2)   $     115,594
  40    $     170,476    $           0     $            0     $      250,000
$            0     $            0      $     169,670
  45    $     217,127    $           0     $            0     $      330,534
$            0     $            0      $     258,230

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 31, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 31, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.










                                       T2

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
        $250,000 TARGET COVERAGE AMOUNT($100,000 BASIC INSURANCE AMOUNT,
                           $150,000 TARGET TERM RIDER)
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)
                        Surrender Value (1)
                            --------------------------------------------------
---------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
          Assuming Hypothetical Gross (and Net)
             Premiums                    Annual Investment Return of
               Annual Investment Return of
End Of      Accumulated     --------------------------------------------------
---------------------------------------------------
Policy    at 4% Interest       0% Gross         6% Gross           12% Gross
    0% Gross         6% Gross         12% Gross
 Year        Per Year        (-1.14% Net)      (4.86% Net)       (10.86% Net)
  (-1.14% Net)     (4.86% Net)      (10.86% Net)
-------   ---------------  ----------------  ---------------    --------------
----------------   -------------    ---------------
   1      $       1,794    $     250,000     $      250,000     $      250,000
$          235     $       315      $         396
   2      $       3,660    $     250,000     $      250,000     $      250,000
$        1,393     $     1,623      $       1,863
   3      $       5,600    $     250,000     $      250,000     $      250,000
$        2,675     $     3,131      $       3,626
   4      $       7,618    $     250,000     $      250,000     $      250,000
$        3,939     $     4,703      $       5,566
   5      $       9,717    $     250,000     $      250,000     $      250,000
$        5,184     $     6,343      $       7,703
   6      $      11,900    $     250,000     $      250,000     $      250,000
$        6,578     $     8,225      $      10,235
   7      $      14,170    $     250,000     $      250,000     $      250,000
$        7,950     $    10,189      $      13,027
   8      $      16,530    $     250,000     $      250,000     $      250,000
$        9,300     $    12,235      $      16,106
   9      $      18,986    $     250,000     $      250,000     $      250,000
$       10,625     $    14,368      $      19,500
  10      $      21,539    $     250,000     $      250,000     $      250,000
$       11,924     $    16,588      $      23,244
  15      $      35,922    $     250,000     $      250,000     $      250,000
$       17,889     $    29,070      $      48,648
  20      $      53,422    $     250,000     $      250,000     $      250,000
$       22,779     $    44,124      $      90,516
  25      $      74,713    $     250,000     $      250,000     $      316,487
$       26,063     $    61,979      $     159,842
  30      $     100,616    $     250,000     $      250,000     $      472,776
$       27,096     $    82,990      $     273,281
  35      $     132,132    $     250,000     $      250,000     $      705,834
$       25,264     $   108,007      $     458,334
  40      $     170,476    $     250,000     $      250,000     $    1,054,545
$       18,354     $   137,633      $     758,666
  45      $     217,127    $     250,000(2)  $      250,000     $    1,592,211
$        2,993(2)  $   173,661      $   1,243,914


     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 46, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








                                       T3

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
        $250,000 TARGET COVERAGE AMOUNT($100,000 BASIC INSURANCE AMOUNT,
                           $150,000 TARGET TERM RIDER)
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING MAXIMUM CHARGES

                                             Death Benefit (1)
                    Surrender Value (1)
                          ----------------------------------------------------
 --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
           Assuming Hypothetical Gross (and Net)
            Premiums                    Annual Investment Return of
                Annual Investment Return of
End Of     Accumulated    ----------------------------------------------------
 --------------------------------------------------
Policy   at 4% Interest       0% Gross           6% Gross           12% Gross
    0% Gross         6% Gross            12% Gross
 Year       Per Year        (-1.34% Net)        (4.66% Net)       (10.66% Net)
  (-1.34% Net)      (4.66% Net)        (10.66% Net)
------   ---------------  ----------------  ----------------   ---------------
 --------------   ----------------    -------------
   1     $       1,794    $     250,000     $      250,000     $      250,000
 $          0     $            0      $           0
   2     $       3,660    $     250,000     $      250,000     $      250,000
 $          0     $          116      $         258
   3     $       5,600    $     250,000     $      250,000     $      250,000
 $        517     $          760      $       1,027
   4     $       7,618    $     250,000     $      250,000     $      250,000
 $      1,015     $        1,397      $       1,838
   5     $       9,717    $     250,000     $      250,000     $      250,000
 $      1,474     $        2,027      $       2,690
   6     $      11,900    $     250,000     $      250,000     $      250,000
 $      2,055     $        2,813      $       3,760
   7     $      14,170    $     250,000     $      250,000     $      250,000
 $      2,586     $        3,587      $       4,891
   8     $      16,530    $     250,000     $      250,000     $      250,000
 $      3,066     $        4,349      $       6,088
   9     $      18,986    $     250,000     $      250,000     $      250,000
 $      3,490     $        5,091      $       7,353
  10     $      21,539    $     250,000     $      250,000     $      250,000
 $      3,855     $        5,808      $       8,689
  15     $      35,922    $     250,000     $      250,000     $      250,000
 $      5,486     $        9,848      $      17,842
  20     $      53,422    $     250,000     $      250,000     $      250,000
 $      4,390     $       12,038      $      30,071
  25     $      74,713    $           0(2)  $      250,000     $      250,000
 $          0(2)  $        9,736      $      45,741
  30     $     100,616    $           0     $            0(2)  $      250,000
 $          0     $            0(2)   $      64,932
  35     $     132,132    $           0     $            0     $      250,000
 $          0     $            0      $      86,817
  40     $     170,476    $           0     $            0     $      250,000
 $          0     $            0      $     109,735
  45     $     217,127    $           0     $            0     $      250,000
 $          0     $            0      $     129,316

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 30, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.








                                       T4

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                              GUIDLINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                              Death Benefit (1)
                    Surrender Value (1)
                           ----------------------------------------------------
 --------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
           Assuming Hypothetical Gross (and Net)
            Premiums                     Annual Investment Return of
                Annual Investment Return of
End Of     Accumulated     ----------------------------------------------------
 --------------------------------------------------
Policy   at 4% Interest        0% Gross           6% Gross           12% Gross
     0% Gross         6% Gross           12% Gross
 Year       Per Year         (-1.14% Net)        (4.86% Net)       (10.86% Net)
   (-1.14% Net)      (4.86% Net)       (10.86% Net)
------   ---------------   ----------------   ----------------   --------------
 ----------------   --------------    -------------
   1     $       1,794     $     250,000     $      250,000     $      250,000
 $            0     $          0      $           0
   2     $       3,660     $     250,000     $      250,000     $      250,000
 $            0     $          0      $         122
   3     $       5,600     $     250,000     $      250,000     $      250,000
 $          812     $      1,169      $       1,560
   4     $       7,618     $     250,000     $      250,000     $      250,000
 $        1,872     $      2,463      $       3,134
   5     $       9,717     $     250,000     $      250,000     $      250,000
 $        2,923     $      3,811      $       4,859
   6     $      11,900     $     250,000     $      250,000     $      250,000
 $        4,381     $      5,645      $       7,193
   7     $      14,170     $     250,000     $      250,000     $      250,000
 $        5,823     $      7,558      $       9,759
   8     $      16,530     $     250,000     $      250,000     $      250,000
 $        7,247     $      9,550      $      12,580
   9     $      18,986     $     250,000     $      250,000     $      250,000
 $        8,651     $     11,624      $      15,681
  10     $      21,539     $     250,000     $      250,000     $      250,000
 $       10,034     $     13,783      $      19,091
  15     $      35,922     $     250,000     $      250,000     $      250,000
 $       16,132     $     25,554      $      41,747
  20     $      53,422     $     250,000     $      250,000     $      250,000
 $       21,107     $     39,633      $      78,873
  25     $      74,713     $     250,000     $      250,000     $      250,000
 $       24,463     $     56,206      $     140,361
  30     $     100,616     $     250,000     $      250,000     $      297,333
 $       25,549     $     75,496      $     243,716
  35     $     132,132     $     250,000     $      250,000     $      482,861
 $       23,749     $     98,153      $     416,259
  40     $     170,476     $     250,000     $      250,000     $      752,788
 $       16,836     $    124,378      $     703,540
  45     $     217,127     $     250,000(2)  $      250,000     $    1,242,808
 $        1,417(2)  $    155,187      $   1,183,627


     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 46, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.









                                       T5

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                             GUIDELINE PREMIUM TEST
                          TYPE A (FIXED) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
              ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS IN ALL YEARS
                              USING MAXIMUM CHARGES

                                              Death Benefit (1)
                    Surrender Value (1)
                           ----------------------------------------------------
 --------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)
           Assuming Hypothetical Gross (and Net)
            Premiums                     Annual Investment Return of
                Annual Investment Return of
End Of     Accumulated     ----------------------------------------------------
 --------------------------------------------------
Policy   at 4% Interest        0% Gross           6% Gross           12% Gross
    0% Gross          6% Gross          12% Gross
 Year       Per Year         (-1.34% Net)        (4.66% Net)       (10.66% Net)
  (-1.34% Net)       (4.66% Net)      (10.66% Net)
------   ---------------   ----------------   ----------------   --------------
 --------------   ----------------   --------------
   1     $       1,794     $     250,000     $      250,000     $      250,000
 $          0     $            0      $           0
   2     $       3,660     $     250,000     $      250,000     $      250,000
 $          0     $            0      $           0
   3     $       5,600     $     250,000     $      250,000     $      250,000
 $          0     $            0      $         159
   4     $       7,618     $     250,000     $      250,000     $      250,000
 $        255     $          637      $       1,078
   5     $       9,717     $     250,000     $      250,000     $      250,000
 $        823     $        1,375      $       2,039
   6     $      11,900     $     250,000     $      250,000     $      250,000
 $      1,762     $        2,528      $       3,484
   7     $      14,170     $     250,000     $      250,000     $      250,000
 $      2,650     $        3,683      $       5,019
   8     $      16,530     $     250,000     $      250,000     $      250,000
 $      3,483     $        4,838      $       6,653
   9     $      18,986     $     250,000     $      250,000     $      250,000
 $      4,259     $        5,987      $       8,391
  10     $      21,539     $     250,000     $      250,000     $      250,000
 $      4,973     $        7,128      $      10,240
  15     $      35,922     $     250,000     $      250,000     $      250,000
 $      6,655     $       11,677      $      20,653
  20     $      53,422     $     250,000     $      250,000     $      250,000
 $      5,518     $       14,408      $      34,882
  25     $      74,713     $     250,000     $      250,000     $      250,000
 $          0     $       12,865      $      54,135
  30     $     100,616     $     250,000     $      250,000     $      250,000
 $          0     $        2,026      $      80,056
  35     $     132,132     $           0(2)  $            0(2)  $      250,000
 $          0(2) $             0(2)   $     115,594
  40     $     170,476     $           0     $            0     $      250,000
 $          0     $            0      $     169,670
  45     $     217,127     $           0     $            0     $      285,542
 $          0     $            0      $     271,945

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 31, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 31, unless an additional premium payment was made.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.












                                       T6

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                             Death Benefit (1)
                    Surrender Value (1)
                           ----------------------------------------------------
 --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
           Assuming Hypothetical Gross (and Net)
            Premiums                    Annual Investment Return of
                Annual Investment Return of
End Of     Accumulated     ----------------------------------------------------
 --------------------------------------------------
Policy   at 4% Interest       0% Gross           6% Gross          12% Gross
    0% Gross          6% Gross         12% Gross
 Year       Per Year        (-1.14% Net)        (4.86% Net)      (10.86% Net)
  (-1.14% Net)      (4.86% Net)      (10.86% Net)
------   ---------------  ----------------  ----------------   ----------------
 --------------   ---------------   ---------------
   1     $       1,794    $     250,749     $      250,818     $      250,887
 $          0     $           0      $           0
   2     $       3,660    $     251,489     $      251,675     $      251,869
 $          0     $           0      $         120
   3     $       5,600    $     252,363     $      252,720     $      253,110
 $        808     $       1,165      $       1,555
   4     $       7,618    $     253,227     $      253,817     $      254,486
 $      1,866     $       2,456      $       3,125
   5     $       9,717    $     254,080     $      254,966     $      256,010
 $      2,914     $       3,799      $       4,844
   6     $      11,900    $     255,340     $      256,600     $      258,143
 $      4,368     $       5,628      $       7,171
   7     $      14,170    $     256,583     $      258,312     $      260,505
 $      5,806     $       7,534      $       9,727
   8     $      16,530    $     257,807     $      260,101     $      263,118
 $      7,224     $       9,518      $      12,535
   9     $      18,986    $     259,010     $      261,971     $      266,008
 $      8,622     $      11,582      $      15,619
  10     $      21,539    $     260,191     $      263,922     $      269,202
 $      9,997     $      13,727      $      19,008
  15     $      35,922    $     266,031     $      275,374     $      291,424
 $     16,031     $      25,374      $      41,424
  20     $      53,422    $     270,867     $      289,124     $      327,760
 $     20,867     $      39,124      $      77,760
  25     $      74,713    $     273,915     $      304,809     $      386,600
 $     23,915     $      54,809      $     136,600
  30     $     100,616    $     274,436     $      321,973     $      481,993
 $     24,436     $      71,973      $     231,993
  35     $     132,132    $     271,786     $      340,116     $      637,579
 $     21,786     $      90,116      $     387,579
  40     $     170,476    $     263,747     $      356,761     $      890,871
 $     13,747     $     106,761      $     640,871
  45     $     217,127    $           0(2)  $      367,962(2)  $    1,346,771
 $          0(2)  $     117,962(2)   $   1,052,165


     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 45, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 63, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.












                                       T7

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                         TYPE B (VARIABLE) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING MAXIMUM CHARGES

                                             Death Benefit (1)
                       Surrender Value (1)
                           ----------------------------------------------------
 --------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
           Assuming Hypothetical Gross (and Net)
            Premiums                    Annual Investment Return of
                Annual Investment Return of
End Of     Accumulated     ----------------------------------------------------
 --------------------------------------------------
Policy   at 4% Interest       0% Gross          6% Gross           12% Gross
    0% Gross         6% Gross         12% Gross
 Year       Per Year        (-1.34% Net)       (4.66% Net)       (10.66% Net)
  (-1.34% Net)     (4.66% Net)       (10.66% Net)
------   --------------   ----------------  ----------------   ----------------
 -------------    --------------   ----------------
   1     $       1,794    $     250,389     $      250,443     $      250,498
 $          0     $          0      $         0
   2     $       3,660    $     250,751     $      250,884     $      251,026
 $          0     $          0      $         0
   3     $       5,600    $     251,197     $      251,438     $      251,705
 $          0     $          0      $       149
   4     $       7,618    $     251,605     $      251,984     $      252,422
 $        244     $        624      $     1,061
   5     $       9,717    $     251,973     $      252,521     $      253,178
 $        806     $      1,354      $     2,012
   6     $      11,900    $     252,710     $      253,469     $      254,415
 $      1,738     $      2,497      $     3,443
   7     $      14,170    $     253,394     $      254,415     $      255,736
 $      2,616     $      3,638      $     4,958
   8     $      16,530    $     254,021     $      255,357     $      257,147
 $      3,438     $      4,774      $     6,564
   9     $      18,986    $     254,588     $      256,289     $      258,654
 $      4,199     $      5,901      $     8,265
  10     $      21,539    $     255,091     $      257,206     $      260,261
 $      4,896     $      7,012      $    10,067
  15     $      35,922    $     256,448     $      261,298     $      269,951
 $      6,448     $     11,298      $    19,951
  20     $      53,422    $     255,110     $      263,444     $      282,604
 $      5,110     $     13,444      $    32,604
  25     $      74,713    $           0(2)  $      260,822     $      297,491
 $          0(2)  $     10,822      $    47,491
  30     $     100,616    $           0     $            0(2)  $      311,983
 $          0     $          0(2)   $    61,983
  35     $     132,132    $           0     $            0     $      318,586
 $          0     $          0      $    68,586
  40     $     170,476    $           0     $            0     $      300,709
 $          0     $          0      $    50,709
  45     $     217,127    $           0     $            0     $            0(2)
 $          0     $          0      $         0(2)

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 25, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 30, unless an additional premium payment was made. Based on a gross return of 12%, the Contract would go into default in policy year 44, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.












                                       T8

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                    TYPE C (RETURN OF PREMIUM) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING CURRENT CHARGES

                                             Death Benefit (1)
                   Surrender Value (1)
                           ----------------------------------------------------
---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
          Assuming Hypothetical Gross (and Net)
            Premiums                    Annual Investment Return of
               Annual Investment Return of
End Of     Accumulated     ----------------------------------------------------
---------------------------------------------------
Policy   at 4% Interest       0% Gross           6% Gross           12% Gross
    0% Gross          6% Gross          12% Gross
 Year       Per Year        (-1.14% Net)        (4.86% Net)       (10.86% Net)
  (-1.14% Net)       (4.86% Net)      (10.86% Net)
------   ---------------  ----------------  ----------------   ----------------
---------------    --------------   ---------------
   1     $       1,794    $     251,725     $      251,725     $      251,725
$            0     $          0      $           0
   2     $       3,660    $     253,450     $      253,450     $      253,450
$            0     $          0      $         118
   3     $       5,600    $     255,175     $      255,175     $      255,175
$          805     $      1,162      $       1,552
   4     $       7,618    $     256,900     $      256,900     $      256,900
$        1,861     $      2,451      $       3,120
   5     $       9,717    $     258,625     $      258,625     $      258,625
$        2,906     $      3,792      $       4,837
   6     $      11,900    $     260,350     $      260,350     $      260,350
$        4,357     $      5,618      $       7,162
   7     $      14,170    $     262,075     $      262,075     $      262,075
$        5,791     $      7,520      $       9,715
   8     $      16,530    $     263,800     $      263,800     $      263,800
$        7,205     $      9,500      $      12,520
   9     $      18,986    $     265,525     $      265,525     $      265,525
$        8,598     $     11,560      $      15,603
  10     $      21,539    $     267,250     $      267,250     $      267,250
$        9,968     $     13,702      $      18,990
  15     $      35,922    $     275,875     $      275,875     $      275,875
$       15,965     $     25,331      $      41,440
  20     $      53,422    $     284,500     $      284,500     $      284,500
$       20,717     $     39,084      $      78,056
  25     $      74,713    $     293,125     $      293,125     $      293,125
$       23,549     $     54,883      $     138,267
  30     $     100,616    $     301,750     $      301,750     $      411,301
$       23,543     $     72,491      $     237,746
  35     $     132,132    $     310,375     $      310,375     $      616,187
$       19,723     $     91,833      $     400,122
  40     $     170,476    $     319,000     $      319,000     $      922,484
$        8,901     $    111,391      $     663,657
  45     $     217,127    $           0(2)  $      327,625(2)  $    1,394,515
$            0(2)  $    128,827(2)   $   1,089,465


     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 43, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 64, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.












                                       T9

                 PRULIFE CUSTOM PREMIER VARIABLE UNIVERSAL LIFE
                          CASH VALUE ACCUMULATION TEST
                    TYPE C (RETURN OF PREMIUM) DEATH BENEFIT
                        MALE PREFERRED BEST ISSUE AGE 35
                         $250,000 BASIC INSURANCE AMOUNT
             ASSUME PAYMENT OF $1,725 ANNUAL PREMIUMS FOR ALL YEARS
                              USING MAXIMUM CHARGES

                                             Death Benefit (1)
                     Surrender Value (1)
                           ---------------------------------------------------
---------------------------------------------------
                                   Assuming Hypothetical Gross (and Net)
        Assuming Hypothetical Gross (and Net)
            Premiums                    Annual Investment Return of
             Annual Investment Return of
End Of     Accumulated     ---------------------------------------------------
---------------------------------------------------
Policy   at 4% Interest       0% Gross          6% Gross          12% Gross
    0% Gross           6% Gross         12% Gross
 Year       Per Year        (-1.34% Net)      (4.66% Net)        (10.66% Net)
  (-1.34% Net)       (4.66% Net)      (10.66% Net)
------   ---------------  ----------------  ----------------   ---------------
----------------   --------------    --------------
   1     $       1,794    $     251,725     $      251,725     $      251,725
$            0     $          0      $         0
   2     $       3,660    $     253,450     $      253,450     $      253,450
$            0     $          0      $         0
   3     $       5,600    $     255,175     $      255,175     $      255,175
$            0     $          0      $       137
   4     $       7,618    $     256,900     $      256,900     $      256,900
$          222     $        602      $     1,038
   5     $       9,717    $     258,625     $      258,625     $      258,625
$          771     $      1,318      $     1,975
   6     $      11,900    $     260,350     $      260,350     $      260,350
$        1,687     $      2,443      $     3,387
   7     $      14,170    $     262,075     $      262,075     $      262,075
$        2,545     $      3,562      $     4,880
   8     $      16,530    $     263,800     $      263,800     $      263,800
$        3,342     $      4,672      $     6,458
   9     $      18,986    $     265,525     $      265,525     $      265,525
$        4,073     $      5,766      $     8,126
  10     $      21,539    $     267,250     $      267,250     $      267,250
$        4,735     $      6,839      $     9,888
  15     $      35,922    $     275,875     $      275,875     $      275,875
$        5,979     $     10,794      $    19,469
  20     $      53,422    $     284,500     $      284,500     $      284,500
$        3,909     $     12,168      $    31,603
  25     $      74,713    $           0(2)  $      293,125     $      293,125
$            0(2)  $      7,626      $    45,801
  30     $     100,616    $           0     $            0(2)  $      301,750
$            0     $          0(2)   $    59,740
  35     $     132,132    $           0     $            0     $      310,375
$            0     $          0      $    66,238
  40     $     170,476    $           0     $            0     $      319,000
$            0     $          0      $    45,386
  45     $     217,127    $           0     $            0     $            0(2)
$            0     $          0      $         0(2)

     (1)  Assumes no Contract Loan has been made.

     (2) Based on a gross return of 0%, the Contract would go into default in policy year 24, unless an additional premium payment was made. Based on a gross return of 6%, the Contract would go into default in policy year 28, unless an additional premium payment was made. Based on a gross return of 12%, the Contract would go into default in policy year 43, unless an additional premium payment was made.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, 12% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.












                                       T10

Contract Loans

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the variable investment options, and
(2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $500.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.10%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See Lapse and Reinstatement, page 31 and Tax Treatment of Contract Benefits " Pre-Death Distributions, page 37.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each variable investment option and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 0.10%.

A loan will not cause the Contract to lapse as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 37.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.


Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of death benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's death benefit may increase as the Contract Fund value increases. The death benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable attained age factor. A listing of attained age factors can be found on your Contract data pages.


Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the death benefit. In addition, there is a minimum ratio of death benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation test. Therefore, the death benefit required under this test is generally lower than that of the Cash Value Accumulation test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured's age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. You should consult your own qualified tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

     o the Contract's death benefit will be income tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

       Contracts Not Classified as Modified Endowment Contracts.

          o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

          o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

          o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

          o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

       Modified Endowment Contracts.

          o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

          o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

          o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

          o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.


Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.


Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.

Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Other General Contract Provisions

Assignment. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

Beneficiary. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

Incontestability. We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

Substitution of Series Fund Shares

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

Reports to Contract Owners

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.


You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.


Sale of the Contract and Sales Commissions

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. For Contracts issued on an unrated insured below age 56, the Commissionable Target Premium is generally equal to what the Target Premium would be for a Type A Contract if the insured was either in the Nonsmoker or Smoker rating class, and there were no extra risk charges or riders on the Contract. For Contracts issued on an unrated insured below age 56 in a more favorable rating class, the Commissionable Target Premium will be greater than the Target Premium, if there are no extra risk charges or riders on the Contract. For Contracts issued on insureds age 56 or greater or with substandard ratings, the Commissionable Target Premium will generally be less than the Target Premium. See Premiums, page 22.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the Commissionable Target Premium; (2) 4% of premiums received in years two through 10 on premiums up to the Commissionable Target Premium; and (3) 2% on premiums received in the first 10 years in excess of the Commissionable Target Premium. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 50% of the premiums received up to the Commissionable Target Premium for the increase received in the first year; (2) 4% of the premiums received up to the Commissionable Target Premium for years two through 10; and (3) 2% on other premiums received for the increase. Moreover, trail commissions of up to 0.0625% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than four years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Experts

The consolidated financial statements of Pruco Life and its subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the financial statements of the Account as of December 31, 2000 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Ching Ng, MAAA, FSA, Director and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.


Litigation and Regulatory Proceedings

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal and regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against Pruco Life and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries, including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied.


As of March 31, 2001, Prudential and/or Pruco Life remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and Pruco Life believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or Pruco Life. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.


Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

As of December 31, 2000 Prudential has paid or reserved for payment of $4.405 billion before tax, equivalent to $2.850 billion after tax, to provide for remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

Additional Information

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

Financial Statements

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                             DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; 1997 to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group; prior to 1997:
President, Prudential Select.

VIVIAN L. BANTA, President, Chairman, and Director - Executive Vice President, Individual Financial Services, U.S. Consumer Group since 2000; 1998 to 1999:
Consultant, Individual Financial Services; 1997 to 1998: Consultant, Morgan Stanley; prior to 1997: Executive Vice President, Global Investor Service, The Chase Manhattan Bank.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997; prior to 1997: Controller, Salomon Brothers.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

JEAN D. HAMILTON, Director - Executive Vice President, Prudential Institutional since 1998; prior to 1998: President, Diversified Group.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; 1996 to 1999: President, Guaranteed Products, Prudential Institutional.

DAVID R. ODENATH, JR., Director - President, Prudential Investments since 1999; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.


                         OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000: Vice President and Treasurer, Prudential.

JAMES C. DROZANOWSKI, Senior Vice President - Vice President, Operations and Systems, Prudential Individual Financial Services since 1998; prior to 1998:
Vice President and Operations Executive, Prudential Individual Insurance Group.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department.

ANDREW J. MAKO, Executive Vice President - Vice President, Finance, U.S. Consumer Group since 1999; prior to 1999: Vice President, Business Performance Management Group.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES B. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

GERALD W. PATTERSON, Senior Vice President - Senior Vice President, Annuities, Prudential Investments since 1999; 1999: Senior Vice President, Product and Planning, SunAmerica; prior to 1999: Vice President, Marketing, Manulife Financial.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Associate Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President and IFS Controller, Enterprise Financial Management, Prudential since 2000; 1999 to 2000: Vice President and Individual Life Controller, Enterprise Financial Management, Prudential; 1997 to 1999: Vice President, Accounting, Enterprise Financial Management; prior to 1997: Vice President, Accounting, External Financial Reporting.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT




STATEMENTS OF NET ASSETS (unaudited)
March 31, 2001


     SUBACCOUNTS

--------------------------------------------------------------------
                                                             Money
Diversified                            High Yield
                                                             Market
Bond                Equity             Bond
                                                           Portfolio
Portfolio           Portfolio         Portfolio
                                                         ------------
------------       ------------       -----------
ASSETS
    Investment in The Prudential Series Fund, Inc.
        Portfolios at net asset value [Note 3] ...       $ 44,819,242       $
66,483,110       $ 45,579,134       $ 4,422,005
                                                         ------------
------------       ------------       -----------
    Net Assets ...................................       $ 44,819,242       $
66,483,110       $ 45,579,134       $ 4,422,005
                                                         ============
============       ============       ===========

NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........       $ 44,819,242       $
66,483,110       $ 45,579,134       $ 4,422,005
                                                         ------------
------------       ------------       -----------
                                                         $ 44,819,242       $
66,483,110       $ 45,579,134       $ 4,422,005
                                                         ============
============       ============       ===========



SUBACCOUNTS (Continued)

----------------------------------------------------------------------
                                                           Stock
Prudential        SP Alliance       SP Davis
                                                           Index
Jennison       Large Cap Growth      Value
                                                         Portfolio
Portfolio          Portfolio        Portfolio
                                                       -------------
------------     -----------------   -----------
ASSETS
    Investment in The Prudential Series Fund, Inc.
        Portfolios at net asset value [Note 3] ...     $ 188,108,654       $
7,951,701       $  1,342,187       $  37,208
                                                       -------------
-----------       ------------       ---------
    Net Assets ...................................     $ 188,108,654       $
7,951,701       $  1,342,187       $  37,208
                                                       =============
===========       ============       =========

NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........     $ 188,108,654       $
7,951,701       $  1,342,187       $  37,208
                                                       -------------
-----------       ------------       ---------
                                                       $ 188,108,654       $
7,951,701       $  1,342,187       $  37,208
                                                       =============
===========       ============       =========



SUBACCOUNTS (Continued)

-------------------------------------------------
                                                        SP Invesco Small      SP
Pimco        SP Pimco
                                                         Company Growth
Total Return     High Yield
                                                          Portfolio
Portfolio       Portfolio
                                                       ----------------
--------------    ------------
ASSETS
    Investment in The Prudential Series Fund, Inc.
        Portfolios at net asset value [Note 3] ...        $  29,365       $
1,198,072       $   1,456
                                                          ---------
------------       ---------
    Net Assets ...................................        $  29,365       $
1,198,072       $   1,456
                                                          =========
============       =========

NET ASSETS, representing:
     Equity of contract owners [Note 4] ..........        $  29,365       $
1,198,072       $   1,456
                                                          ---------
------------       ---------
                                                          $  29,365       $
1,198,072       $   1,456
                                                          =========
============       =========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A19
                                       A1

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT




STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999



   SUBACCOUNTS

------------------------------------------------------------------

                                                                           Money
Market                   Diversified Bond

Portfolio                        Portfolio

-----------------------------------------------   ----------------
                                                          1/1/2001
1/1/2000        1/1/1999         1/1/2001
                                                             to
to               to              to
                                                         3/31/2001
12/31/2000      12/31/1999        3/31/2001
                                                        (unaudited)
                           (unaudited)
                                                        ------------
------------    ------------      ------------
INVESTMENT INCOME
   Dividend income ..................................   $    630,462      $
1,271,067    $    835,985      $          0
                                                        ------------
------------    ------------      ------------
EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...         61,407
118,314         102,057            82,163
                                                        ------------
------------    ------------      ------------
NET EXPENSES ........................................         61,407
118,314         102,057            82,163
                                                        ------------
------------    ------------      ------------
NET INVESTMENT INCOME (LOSS) ........................        569,055
1,152,753         733,928           (82,163)
                                                        ------------
------------    ------------      ------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............              0
    0               0                 0
  Realized gain (loss) on shares redeemed ...........              0
    0               0           113,027
  Net change in unrealized gain (loss) on investments              0
    0               0         2,161,582
                                                        ------------
------------    ------------      ------------
NET GAIN (LOSS) ON INVESTMENTS ......................              0
    0               0         2,274,609
                                                        ------------
------------    ------------      ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $    569,055      $
1,152,753    $    733,928      $  2,192,446
                                                        ============
============    ============      ============




   SUBACCOUNTS (Continued)

-------------------------------------------------------------------------

                                                                   Diversified
Bond                           Equity
                                                                      Portfolio
                           Portfolio

----------------------------------      ---------------------------------
                                                             1/1/2000
1/1/1999          1/1/2001           1/1/2000
                                                               to
 to                to                  to
                                                            12/31/2000
12/31/1999         3/31/2001          12/31/2000

               (unaudited)
                                                           ------------
-------------      ------------       -------------

INVESTMENT INCOME
   Dividend income ..................................      $  2,992,796      $
       0       $          0       $    881,331
                                                           ------------
------------       ------------       ------------
EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...           275,864
 253,044             68,024            268,208
                                                           ------------
------------       ------------       ------------
NET EXPENSES ........................................           275,864
 253,044             68,024            268,208
                                                           ------------
------------       ------------       ------------
NET INVESTMENT INCOME (LOSS) ........................         2,716,932
(253,044)           (68,024)           613,123
                                                           ------------
------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............             5,872
 114,761                  0          7,809,669
  Realized gain (loss) on shares redeemed ...........            23,979
 (24,825)          (404,360)          (640,258)
  Net change in unrealized gain (loss) on investments         1,433,451
(406,752)         4,618,461)        (6,091,333)
                                                           ------------
------------       ------------       ------------
NET GAIN (LOSS) ON INVESTMENTS ......................         1,463,302
(316,816)         5,022,821)         1,078,078
                                                           ------------
------------       ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................      $  4,180,234      $
(569,860)      $ (5,090,845)      $  1,691,201
                                                           ============
============       ============       ============



 SUBACCOUNTS (Continued)

-----------------------------------------------------------------------

                                                              Equity
             High Yield Bond
                                                             Portfolio
                Portfolio

-----------------------------------------------------------------------
                                                             1/1/1999
1/1/2001          1/1/2000          1/1/1999
                                                                to
  to                to                to
                                                            12/31/1999
3/31/2001         12/31/2000        12/31/1999

(unaudited)
                                                           ------------
--------------      ------------      -------------
INVESTMENT INCOME
   Dividend income ..................................     $    716,887       $
       0       $    340,268       $      8,128
                                                          ------------
------------       ------------       ------------
EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...          263,130
   4,594             16,723             16,950
                                                          ------------
------------       ------------       ------------
NET EXPENSES ........................................          263,130
   4,594             16,723             16,950
                                                          ------------
------------       ------------       ------------
NET INVESTMENT INCOME (LOSS) ........................          453,757
  (4,594)           323,545             (8,822)
                                                          ------------
------------       ------------       ------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............        5,076,635
       0                  0                  0
  Realized gain (loss) on shares redeemed ...........        1,953,344
 (32,676)           (76,032)           (58,390)
  Net change in unrealized gain (loss) on investments       (1,836,843)
 116,800           (498,772)           181,106
                                                          ------------
------------       ------------       ------------
NET GAIN (LOSS) ON INVESTMENTS ......................        5,193,136
  84,124           (574,804)           122,716
                                                          ------------
------------       ------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................     $  5,646,893       $
  79,530       $   (251,259)      $    113,894
                                                          ============
============       ============       ============



SUBACCOUNTS (Continued)

----------------------------------------------------


Stock Index

Portfolio

----------------------------------------------------
                                                              1/1/2001
1/1/2000           1/1/1999
                                                                 to
   to                 to
                                                             3/31/2001
12/31/2000         12/31/1999
                                                            (unaudited)
                                                           -------------
------------       -------------

INVESTMENT INCOME
   Dividend income ..................................       $          0       $
 1,798,252       $  1,908,245
                                                            ------------
------------       ------------
EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...            291,646
 1,219,165          1,068,971
                                                            ------------
------------       ------------
NET EXPENSES ........................................            291,646
 1,219,165          1,068,971
                                                            ------------
------------       ------------
NET INVESTMENT INCOME (LOSS) ........................           (291,646)
   579,087            839,274
                                                            ------------
------------       ------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............                  0
 7,138,260          2,384,852
  Realized gain (loss) on shares redeemed ...........            850,952
 6,533,279          5,878,374
  Net change in unrealized gain (loss) on investments        (27,126,015)
(34,812,832)        24,251,918
                                                            ------------
------------       ------------
NET GAIN (LOSS) ON INVESTMENTS ......................        (26,275,063)
(21,141,293)        32,515,144
                                                            ------------
------------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................       $(26,566,709)
$(20,562,206)      $ 33,354,418
                                                            ============
============       ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A19
                                       A2

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT



STATEMENTS OF OPERATIONS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999



  SUBACCOUNTS

-----------------------------------------------------------------

Prudential                        SP Alliance

Jennison                       Large Cap Growth

Portfolio                         Portfolio****
                                                        -----------
----------       ------------   ----------------
                                                          1/1/2001
1/1/2000          1/1/1999        1/1/2001
                                                             to              to
              to              to
                                                         3/31/2001
12/31/2000        12/31/1999       3/31/2001
                                                        (unaudited)
                          (unaudited)
                                                        -----------
----------       ------------   ----------------
INVESTMENT INCOME
   Dividend income ...................................  $         0      $
5,000      $     8,827      $         0
                                                        -----------
-----------      -----------      -----------
EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ....       11,508
41,065           28,413              556
                                                        -----------
-----------      -----------      -----------
NET EXPENSES .........................................       11,508
41,065           28,413              556
                                                        -----------
-----------      -----------      -----------

NET INVESTMENT INCOME (LOSS) .........................      (11,508)
(36,065)         (19,586)            (556)
                                                        -----------
-----------      -----------      -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ...............            0
1,146,896          273,783                0
  Realized gain (loss) on shares redeemed ............   (1,017,252)
690,399           65,721             (363)
  Net change in unrealized gain (loss) on investments      (934,949)
(3,264,936)       1,513,045          402,541)
                                                        -----------
-----------      -----------      -----------

NET GAIN (LOSS) ON INVESTMENTS .......................   (1,952,201)
(1,427,641)       1,852,549          402,904)
                                                        -----------
-----------      -----------      -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ........................  $(1,963,709)
$(1,463,706)     $ 1,832,963      $   403,460)
                                                        ===========
============      ===========      ===========



 SUBACCOUNTS

-----------------------------------------------------------------
                                                         SP Davis      SP
Invesco Small     SP Pimco         SP Pimco
                                                           Value        Company
Growth    Total Return      High Yield
                                                       Portfolio****
Portfolio****    Portfolio****    Portfolio****
                                                       -------------
----------------   -------------    -------------
                                                          1/1/2001
1/1/2001          1/1/2001         1/1/2001
                                                             to              to
               to               to
                                                         3/31/2001
3/31/2001         3/31/2001         3/31/2001
                                                        (unaudited)
(unaudited)       (unaudited)      (unaudited)
                                                       -------------
---------------    -----------      ------------
INVESTMENT INCOME
   Dividend income ..................................   $         0      $
  0                0        $       0
                                                        -----------
-----------      -----------        ---------

EXPENSES
   Charges to contract owners for assuming
       mortality risk and expense risk [Notes 5A] ...            10
 10              491                0
                                                        -----------
-----------      -----------        ---------
NET EXPENSES ........................................            10
 10              491                0
                                                        -----------
-----------      -----------        ---------
NET INVESTMENT INCOME (LOSS) ........................           (10)
(10)            (491)               0
                                                        -----------
-----------      -----------        ---------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ..............             0
  0                0                0
  Realized gain (loss) on shares redeemed ...........            (1)
(13)               9                0
  Net change in unrealized gain (loss) on investments        (2,538)
(6,628)          30,042              (36)
                                                        -----------
-----------      -----------        ---------
NET GAIN (LOSS) ON INVESTMENTS ......................        (2,539)
(6,641)          30,051              (36)
                                                        -----------
-----------      -----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .......................   $    (2,549)     $
(6,651)          29,560        $     (36)
                                                        ============
===========      ===========        =========

**** Became available on October 16, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A19
                                       A3

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT







STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999




     SUBACCOUNTS

-----------------------------------------------------------------


Money Market                     Diversified Bond

Portfolio                           Portfolio

-----------------------------------------------------------------
                                                              1/1/2001
1/1/2000         1/1/1999          1/1/2001
                                                                 to
to               to                to
                                                             3/31/2001
12/31/2000       12/31/1999        3/31/2001
                                                            (unaudited)
                              (unaudited)
                                                            ------------
-------------    -------------    -------------
OPERATIONS
     Net investment income (loss) ......................   $     569,055    $
1,152,753    $     733,928    $     (82,163)
     Capital gains distributions received ..............               0
       0                0                0
     Realized gain (loss) on shares redeemed ...........               0
       0                0          113,027
     Net change in unrealized gain (loss) on investments               0
       0                0        2,161,582
                                                           -------------
-------------    -------------    -------------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................         569,055
1,152,753          733,928        2,192,446
                                                           -------------
-------------    -------------    -------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................      40,770,173
44,459,867       14,681,912          589,120
     Policy Loans ......................................        (350,000)
       0                0             (631)
     Policy Loan Repayments and Interest ...............             828
       0                0              115
     Surrenders, Withdrawals and Death Benefits ........      (3,330,872)
(602,015)        (487,668)      (1,304,907)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................     (39,593,984)
(18,533,813)      (6,419,780)      10,250,723
     Withdrawal and Other Charges ......................        (231,952)
(511,219)        (442,288)        (165,247)
                                                           -------------
-------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................      (2,735,807)
24,812,820        7,332,176        9,369,173
                                                           -------------
-------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (2,166,752)
25,965,573        8,066,104       11,561,619

NET ASSETS:
     Beginning of period ...............................      46,985,994
21,020,421       12,954,317       54,921,491
                                                           -------------
-------------    -------------    -------------
     End of period .....................................   $  44,819,242    $
46,985,994    $  21,020,421    $  66,483,110
                                                           =============
=============    =============    =============



SUBACCOUNTS (Continued)

----------------------------------------------------------------

                                                                 Diversified
Bond                       Equity
                                                                    Portfolio
                     Portfolio

----------------------------------------------------------------
                                                            1/1/2000
1/1/1999         1/1/2001        1/1/2000
                                                               to
to               to              to
                                                           12/31/2000
12/31/1999       3/31/2001       12/31/2000

           (unaudited)
                                                         -------------
-------------    -------------    -------------
OPERATIONS
    Net investment income (loss) ......................  $   2,716,932    $
(253,044)   $     (68,024)   $     613,123
    Capital gains distributions received ..............          5,872
114,761                0        7,809,669
    Realized gain (loss) on shares redeemed ...........         23,979
(24,825)        (404,360)        (640,258)
    Net change in unrealized gain (loss) on investments      1,433,451
(406,752)      (4,618,461)      (6,091,333)
                                                         -------------
-------------    -------------    -------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................      4,180,234
(569,860)      (5,090,845)       1,691,201
                                                         -------------
-------------    -------------    -------------

PREMIUM PAYMENTS AND
    OTHER OPERATING TRANSFERS
    Contract Owner Net Payments .......................      4,263,006
4,403,759          656,670        9,193,270
    Policy Loans ......................................           (527)
  (153)          (1,318)          (1,004)
    Policy Loan Repayments and Interest ...............            409
   399              241            1,158
    Surrenders, Withdrawals and Death Benefits ........     (3,637,754)
(525,927)      (2,279,171)      (2,266,921)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................      5,408,010
1,276,029        4,132,943       (4,718,266)
    Withdrawal and Other Charges ......................       (546,647)
(461,017)        (141,040)        (529,082)
                                                         -------------
-------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM PREMIUM PAYMENTS
    AND OTHER OPERATING TRANSFERS .....................      5,486,497
4,693,090        2,368,325        1,679,155
                                                         -------------
-------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............      9,666,731
4,123,230       (2,722,520)       3,370,356

NET ASSETS:
    Beginning of period ...............................     45,254,760
41,131,530       48,301,654       44,931,298
                                                         -------------
-------------    -------------    -------------
    End of period .....................................  $  54,921,491    $
45,254,760    $  45,579,134    $  48,301,654
                                                         =============
=============    =============    =============



----------------------------------------------------------------

                                                             Equity
        High Yield Bond
                                                           Portfolio
           Portfolio

----------------------------------------------------------------
                                                            1/1/1999
1/1/2001        1/1/2000          1/1/1999
                                                               to
to              to                to
                                                           12/31/1999
3/31/2001       12/31/2000        12/31/1999

(unaudited)
                                                         --------------
--------------   --------------   -------------
OPERATIONS
    Net investment income (loss) ......................  $     453,757    $
(4,594)   $     323,545    $      (8,822)
    Capital gains distributions received ..............      5,076,635
     0                0                0
    Realized gain (loss) on shares redeemed ...........      1,953,344
(32,676)         (76,032)         (58,390)
    Net change in unrealized gain (loss) on investments     (1,836,843)
116,800         (498,772)         181,106
                                                         -------------
-------------    -------------    -------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................      5,646,893
79,530         (251,259)         113,894
                                                         -------------
-------------    -------------    -------------

PREMIUM PAYMENTS AND
    OTHER OPERATING TRANSFERS
    Contract Owner Net Payments .......................      4,684,781
270,176          250,497          245,021
    Policy Loans ......................................         (6,740)
     0                0                0)
    Policy Loan Repayments and Interest ...............          1,776
     0                0                0
    Surrenders, Withdrawals and Death Benefits ........     (4,842,312)
(151,997)        (477,910)        (307,785)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................     (6,140,793)
1,560,739          552,605         (466,171)
    Withdrawal and Other Charges ......................       (570,661)
(17,777)         (46,531)         (51,266)
                                                         -------------
-------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM PREMIUM PAYMENTS
    AND OTHER OPERATING TRANSFERS .....................     (6,873,949)
1,661,141          278,661         (580,201)
                                                         -------------
-------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (1,227,056)
1,740,671           27,402         (466,307)

NET ASSETS:
    Beginning of period ...............................     46,158,354
2,681,334        2,653,932        3,120,239
                                                         -------------
-------------    -------------    -------------
    End of period .....................................  $  44,931,298    $
4,422,005    $   2,681,334    $   2,653,932
                                                         =============
=============    =============    =============



------------------------------------------------

                                                                           Stock
Index

Portfolio

------------------------------------------------
                                                             1/1/2001
1/1/2000         1/1/1999
                                                                to
to                to
                                                            3/31/2001
12/31/2000       12/31/1999
                                                           (unaudited)
                                                         ---------------
--------------   -------------
OPERATIONS
    Net investment income (loss) ......................   $    (291,646)   $
579,087    $     839,274
    Capital gains distributions received ..............               0
7,138,260        2,384,852
    Realized gain (loss) on shares redeemed ...........         850,952
6,533,279        5,878,374
    Net change in unrealized gain (loss) on investments     (27,126,015)
(34,812,832)      24,251,918
                                                          -------------
-------------    -------------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................     (26,566,709)
(20,562,206)      33,354,418
                                                          -------------
-------------    -------------

PREMIUM PAYMENTS AND
    OTHER OPERATING TRANSFERS
    Contract Owner Net Payments .......................       1,309,452
15,165,260       13,998,881
    Policy Loans ......................................        (205,143)
 (1,602)         (16,721)
    Policy Loan Repayments and Interest ...............           1,106
  1,607            1,041
    Surrenders, Withdrawals and Death Benefits ........      (4,929,540)
(16,632,045)     (10,598,966)
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................      13,839,708
20,039,370        6,749,174
    Withdrawal and Other Charges ......................        (462,547)
(1,794,353)      (1,633,867)
                                                          -------------
-------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM PREMIUM PAYMENTS
    AND OTHER OPERATING TRANSFERS .....................       9,553,036
16,778,237        8,499,542
                                                          -------------
-------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............     (17,013,673)
(3,783,969)      41,853,960

NET ASSETS:
    Beginning of period ...............................     205,122,327
208,906,296      167,052,336
                                                          -------------
-------------    -------------
    End of period .....................................   $ 188,108,654    $
205,122,327    $ 208,906,296
                                                          =============
=============    =============


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A19
                                       A4

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT







STATEMENTS OF CHANGES IN NET ASSETS
For the three months ended March 31, 2001 and for the years ended December 31, 2000, and 1999




SUBACCOUNTS (Continued)

---------------------------------------------------------------

Prudential                         SP Alliance

Jennison                       Large Cap Growth

Portfolio                         Portfolio****

--------------------------------------------------------------
                                                             1/1/2001
1/1/2000          1/1/1999       01/01/2001
                                                                to
to                to              to
                                                            3/31/2001
12/31/2000        12/31/1999      03/31/2001
                                                           (unaudited)
                           (unaudited)
                                                           ------------
------------      -----------     ------------
OPERATIONS
     Net investment income (loss) ......................   $   (11,508)   $
(36,065)      $   (19,586)    $      (556)
     Capital gains distributions received ..............             0
1,146,896           273,783               0
     Realized gain (loss) on shares redeemed ...........    (1,017,252)
690,399            65,721            (363)
     Net change in unrealized gain (loss) on investments      (934,949)
(3,264,936)        1,513,045        (402,541)
                                                           -----------
-----------       -----------     -----------

NET  INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................    (1,963,709)
(1,463,706)        1,832,963        (403,460)
                                                           -----------
-----------       -----------     -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments .......................     1,272,262
629,297           144,235          75,446
     Policy Loans ......................................      (189,699)
(51,204)                0               0
     Policy Loan Repayments and Interest ...............           732
  68                 0               0
     Surrenders, Withdrawals and Death Benefits ........    (3,543,289)
(3,809,762)          (13,816)              0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...........................     3,984,581
6,436,466         2,170,749       1,673,048
     Withdrawal and Other Charges ......................       (58,611)
(114,674)          (46,761)         (2,847)
                                                           -----------
-----------       -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .....................     1,465,976
3,090,191         2,254,407       1,745,647
                                                           -----------
-----------       -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................      (497,733)
1,626,485         4,087,370       1,342,187

NET ASSETS:
     Beginning of period ...............................     8,449,434
6,822,949         2,735,579               0
                                                           -----------
-----------       -----------     -----------
     End of period .....................................   $ 7,951,701    $
8,449,434       $ 6,822,949     $ 1,342,187
                                                           ===========
===========       ===========     ===========



SUBACCOUNTS (Continued)

--------------------------------------------------------------------
                                                           SP Davis      SP
Invesco Small      SP Pimco         SP Pimco
                                                             Value
Company Growth     Total Return      High Yield
                                                         Portfolio****
Portfolio****     Portfolio****     Portfolio****
                                                       ---------------
----------------   -------------     -------------
                                                          01/01/2001
01/01/2001        01/01/2001       01/01/2001
                                                              to
to                to               to
                                                          03/31/2001
03/31/2001        03/31/2001       03/31/2001
                                                          (unaudited)
(unaudited)       (unaudited)       (unaudited)
                                                       --------------
----------------   -------------     -------------
OPERATIONS
    Net investment income (loss) ......................  $       (10)      $
  (10)      $      (491)      $         0
    Capital gains distributions received ..............            0
    0                 0                 0
    Realized gain (loss) on shares redeemed ...........           (1)
  (13)                9                 0
    Net change in unrealized gain (loss) on investments       (2,538)
(6,628)           30,042               (36)
                                                         -----------
-----------       -----------       -----------

NET  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................       (2,549)
(6,651)           29,560               (36)
                                                         -----------
-----------       -----------       -----------

PREMIUM PAYMENTS AND
    OTHER OPERATING TRANSFERS
    Contract Owner Net Payments .......................        2,746
1,776            (5,657)              495
    Policy Loans ......................................            0
    0                 0                 0
    Policy Loan Repayments and Interest ...............            0
    0                 0                 0
    Surrenders, Withdrawals and Death Benefits ........            0
    0                 0                 0
    Net Transfers From (To) Other Subaccounts
       or Fixed Rate Option ...........................       37,065
34,296         1,174,319             1,007
    Withdrawal and Other Charges ......................          (54)
  (56)             (150)              (10)
                                                         -----------
-----------       -----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM PREMIUM PAYMENTS
    AND OTHER OPERATING TRANSFERS .....................       39,757
36,016         1,168,512             1,492
                                                         -----------
-----------       -----------       -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...............       37,208
29,365         1,198,072             1,456

NET ASSETS:
    Beginning of period ...............................            0
    0                 0                 0
                                                         -----------
-----------       -----------       -----------
    End of period .....................................  $    37,208       $
29,365       $ 1,198,072       $     1,456
                                                         ===========
===========       ===========       ===========



**** Became available on October 16, 2000 (Note 1)


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A11 THROUGH A19
                                       A5

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                           March 31, 2001 (unaudited)


Note 1:  General

         Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II, effective November 10, 1999 Pruselect III, effective May 1, 2000 Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life PruLife Custom Premier ("VUL") contracts are invested in the Account as directed by the contract owners.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fifty one subaccounts within the Account, twenty eight of which are available to PruLife Custom Premire contract owners. Each subaccount invests in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or its corresponding non-Prudential administered fund. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         Beginning on October 16, 2000, the following four additional Series Fund administered subaccounts became available to the Account, beginning on February 12, 2001 they became available to VUL contract owners: SP Alliance Large Cap Growth Portfolio; SP Davis Venture Value Portfolio; SP Small/Mid Cap Value Portfolio; and SP INVESCO Small Company Growth Portfolio.

         Beginning February 12, 2001, the following six additional Series Fund administered subaccounts became available to VUL contract owners: SP AIM Aggressive Growth Portfolio; SP MFS Capital Opportunities Portfolio; SP MFS Mid Cap Growth Portfolio; SP Prudential U.S. Emerging Growth Portfolio; SP Alliance Technology Portfolio; and SP Deutsche International Equity Portfolio.

         Beginning on October 16, 2000, the following two additional Series Fund administered subaccounts became available to the account, and beginning on August 06, 2001 they will be available to VUL contract owners: SP PIMCO Total Return Portfolio; and SP PIMCO High Yield Portfolio.

         Beginning on August 06, 2001 the following eight additional Series Fund administered subaccounts will be available to and VUL contract owners:
         SP Large Cap Value Portfolio; SP AIM Growth and Income Portfolio; SP Strategic Partners Focused Growth Portfolio; SP Conservative Asset Allocation Portfolio; SP Balanced Asset Allocation Portfolio; SP Aggressive Growth Asset Allocation Portfolio; SP Growth Asset Allocation Portfolio; and SP Jennison International Growth Portfolio.


                                       A6

         Beginning on August 06, 2001 Janus Aspen Series Growth Portfolio - Service Shares will be available to the Account.

         At March 31, 2001 there were no balances pertaining to the SP Small/Mid Cap Value Portfolio; SP Large Cap Value Portfolio; SP AIM Growth and Income Portfolio; SP MFS Capital Opportunities Portfolio; SP Strategic Partners Focused Growth Portfolio; SP MFS Mid Cap Growth Portfolio; SP Prudential U.S. Emerging Growth Portfolio; SP AIM Aggressive Growth Portfolio; SP Alliance Technology Portfolio; SP Conservative Asset Allocation Portfolio; SP Balanced Asset Allocation Portfolio; SP Growth Asset Allocation Portfolio; SP Aggressive Growth Asset Allocation Portfolio; SP Jennison International Growth Portfolio; SP Deutsche International Growth Portfolio; and Janus Aspen Series Growth Portfolio-Service Shares.


Note 2: Significant Accounting Policies

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.


                                       A7

Note 3:     Investment Information for The Pruco Life Variable Universal Account

            The net asset value per share for each portfolio of the Series Fund, or the non-Prudential administered variable funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at March 31, 2001 were as follows: (unaudited)


                                                         PORTFOLIOS

------------------------------------------------------------------------
                                Money          Diversified
    High Yield
                               Market              Bond             Equity
       Bond
                              Portfolio         Portfolio          Portfolio
     Portfolio
                           ----------------  -----------------  ----------------
  ----------------
 Number of shares (rounded):     4,481,924          5,658,137         2,068,957
          688,786
 Net asset value per share:         $10.00             $11.75            $22.03
            $6.42
 Cost:                         $44,819,242        $63,279,430       $54,322,441
       $4,898,100


                                                   PORTFOLIOS (Continued)

------------------------------------------------------------------------
                                Stock           Prudential        SP Alliance
     SP Davis
                                Index            Jennison        Large Cap
Growth       Value
                              Portfolio         Portfolio          Portfolio
     Portfolio
                           ----------------  -----------------  ----------------
  ----------------

 Number of shares (rounded):     5,521,240            415,232           183,861
            4,049
 Net asset value per share:         $34.07             $19.15             $7.30
            $9.19
 Cost:                        $171,315,449        $10,071,722        $1,744,728
          $39,746


                                          PORTFOLIOS (Continued)
                           -----------------------------------------------------
                           SP Invesco Small      SP Pimco          SP Pimco
                            Company Growth     Total Return       High Yield
                              Portfolio         Portfolio          Portfolio
                           ----------------  -----------------  ----------------

 Number of shares (rounded):         4,624            111,865               143
 Net asset value per share:          $6.35             $10.71            $10.17
 Cost:                             $35,993         $1,168,030            $1,492


                                       A8

Note 4:   Contract Owner Unit Information

          Outstanding contract owner units (rounded), unit values and total value of contract owner equity at March 31, 2001 were as follows:
          (unaudited)


          SUBACCOUNTS

-----------------------------------------------------------
                                                                      Money
  Diversified                      High Yield
                                                                      Market
      Bond           Equity           Bond
                                                                    Portfolio
   Portfolio       Portfolio       Portfolio
                                                                   -----------
  -----------     -----------     -----------

Contract Owner Units Outstanding (Pruselect I - rounded) .....         281,834
    4,101,012         573,605          28,068
Unit Value (Pruselect I) .....................................     $   1.71193
  $   2.30803     $   3.58040     $   2.15867
                                                                   -----------
  -----------     -----------     -----------
Contract Owner Equity (Pruselect I) ..........................     $   482,480
  $ 9,465,259     $ 2,053,735     $    60,590
                                                                   -----------
  -----------     -----------     -----------

Contract Owner Units Outstanding (Pruselect II - rounded) ....      17,416,744
   22,044,405      10,744,085       1,098,182
Unit Value (Pruselect II) ....................................     $   1.71193
  $   2.30803     $   3.58040     $   2.15867
                                                                   -----------
  -----------     -----------     -----------
Contract Owner Equity (Pruselect II) .........................     $29,816,247
  $50,879,148     $38,468,122     $ 2,370,613
                                                                   -----------
  -----------     -----------     -----------

Contract Owner Units Outstanding (Pruselect III - rounded) ...      10,068,233
    5,220,768       4,888,760       1,776,788
Unit Value (Pruselect III) ...................................     $   1.08288
  $   1.13223     $   0.97534     $   0.98048
                                                                   -----------
  -----------     -----------     -----------
Contract Owner Equity (Pruselect III) ........................     $10,902,688
  $ 5,911,110     $ 4,768,203     $ 1,742,105
                                                                   -----------
  -----------     -----------     -----------

Contract Owner Units Outstanding (VUL - rounded) .............          75,403
            0               0               0
Unit Value (VUL) .............................................     $   1.00376
  $   1.00924     $   0.94408     $   0.97546
                                                                   -----------
  -----------     -----------     -----------
Contract Owner Equity (VUL) ..................................     $    75,687
  $         0     $         0     $         0
                                                                   -----------
  -----------     -----------     -----------

Contract Owner Units Outstanding (SVUL - rounded) ............       3,381,389
      200,402         303,362         256,072
Unit Value (SVUL) ............................................     $   1.04754
  $   1.13568     $   0.95290     $   0.97120
                                                                   -----------
  -----------     -----------     -----------
Contract Owner Equity (SVUL) .................................     $ 3,542,140
  $   227,593     $   289,074     $   248,697
                                                                   -----------
  -----------     -----------     -----------
Total Contract Owner Equity ..................................     $44,819,242
  $66,483,110     $45,579,134     $ 4,422,005
                                                                   ===========
  ===========     ===========     ===========



    SUBACCOUNTS (Continued)

---------------------------------------------------------------------
                                                                 Stock
 Prudential          SP Allince         SP Davis
                                                                 Index
  Jennison       Large Cap Growth        Value
                                                               Portfolio
 Portfolio          Portfolio          Portfolio
                                                            ---------------
--------------    ----------------     ----------
Contract Owner Units Outstanding (Pruselect I - rounded)...       6,938,447
            0              N/A               N/A
Unit Value (Pruselect I)................................... $       3.87568
$      2.45840      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------
Contract Owner Equity (Pruselect I)........................ $    26,891,198
$            0      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------

Contract Owner Units Outstanding (Pruselect II - rounded)..      36,165,496
      947,751              N/A               N/A
Unit Value (Pruselect II).................................. $       3.87568
$      2.45840      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------
Contract Owner Equity (Pruselect II)....................... $   140,165,890
$    2,329,951      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------

Contract Owner Units Outstanding (Pruselect III - rounded).      22,255,358
    5,048,640        1,728,397            38,533
Unit Value (Pruselect III)................................. $       0.86129
$      0.79732      $   0.77655        $  0.96124
                                                            ---------------
--------------      -----------        ----------
Contract Owner Equity (Pruselect III)...................... $    19,168,317
$    4,025,382      $ 1,342,187        $   37,039
                                                            ---------------
--------------      -----------        ----------

Contract Owner Units Outstanding (VUL - rounded)...........             185
          181                0               178
Unit Value (VUL)........................................... $       0.94048
$      0.93260      $   0.93095        $  0.95114
                                                            ---------------
--------------      -----------        ----------
Contract Owner Equity (VUL)................................ $           174
$          168      $         0        $      169
                                                            ---------------
--------------      -----------        ----------

Contract Owner Units Outstanding (SVUL - rounded)..........       2,317,118
    2,400,264              N/A               N/A
Unit Value (SVUL).......................................... $       0.81268
$      0.66501      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------
Contract Owner Equity (SVUL)............................... $     1,883,075
$    1,596,200      $       N/A        $      N/A
                                                            ---------------
--------------      -----------        ----------
Total Contract Owner Equity ............................... $   188,108,654
$    7,951,701      $ 1,342,187        $   37,208
                                                            ===============
==============      ===========        ==========


                                       A9



   SUBACCOUNTS (Continued)

------------------------------------------------------
                                                                      SP Invesco
Small      SP Pimco            SP Pimco
                                                                      Company
Growth     Total Return          High Yield

Portfolio         Portfolio            Portfolio

------------------   -------------         -----------
Contract Owner Units Outstanding (Pruselect I - rounded) ..........
N/A               N/A                 N/A
Unit Value (Pruselect I) ..........................................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------
Contract Owner Equity (Pruselect I) ...............................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------

Contract Owner Units Outstanding (Pruselect II - rounded) .........     $
N/A               N/A         $       N/A
Unit Value (Pruselect II) .........................................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------
Contract Owner Equity (Pruselect II) ..............................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------

Contract Owner Units Outstanding (Pruselect III - rounded) ........
45,313     $   1,123,716         $     1,404
Unit Value (Pruselect III) ........................................     $
0.64805     $     1.06617         $   1.03670

------------     -------------         -----------
Contract Owner Equity (Pruselect III) .............................     $
29,365     $   1,198,072         $     1,456

------------     -------------         -----------

Contract Owner Units Outstanding (VUL - rounded) ..................
  0               N/A                 N/A
Unit Value (VUL) ..................................................     $
0.89545     $         N/A         $       N/A

------------     -------------         -----------
Contract Owner Equity (VUL) .......................................     $
  0     $         N/A         $       N/A

------------     -------------         -----------

Contract Owner Units Outstanding (SVUL - rounded) .................
N/A               N/A                 N/A
Unit Value (SVUL) .................................................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------
Contract Owner Equity (SVUL) ......................................     $
N/A     $         N/A         $       N/A

------------     -------------         -----------
Total Contract Owner Equity .......................................     $
29,365     $   1,198,072         $     1,456

============     =============         ===========


                                      A10

Note 5:  Charges and Expenses

         A.   Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

         B.   Partial Withdrawal Charge

         A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts respectively.


         C.   Cost of Insurance and Other Related Charges

         Contract owners contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.


Note 6:  Taxes

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                      A11

Note 7:  Unit Activity

         Transactions in units (including transfers among subaccounts) for the period ended March 31, 2001 2000 and 1999 were as follows:


SUBACCOUNTS

--------------------------------------------------------------------------------
-------
                                                       Money Market
                Diversified Bond
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                          01/01/2001    01/01/2000
01/01/1999     01/01/2001    01/01/2000     01/01/1999
                                             to             to              to
          to            to             to
                                          03/31/2001    12/31/2000
12/31/1999     03/31/2001    12/31/2000     12/31/1999
                                         (unaudited)
     (unaudited)

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:       52,332,967     64,085,060
13,870,279      8,615,703      8,172,817      5,773,771
     Contract Owner Redemptions:        (52,966,733)   (46,189,540)
(8,349,759)    (3,213,362)    (4,232,367)    (3,482,099)


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------
                                                         Equity
                 High Yield Bond
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                          01/01/2001    01/01/2000
01/01/1999     01/01/2001    01/01/2000     01/01/1999
                                             to             to              to
          to            to             to
                                          03/31/2001    12/31/2000
12/31/1999     03/31/2001    12/31/2000     12/31/1999
                                         (unaudited)
     (unaudited)

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:        5,227,545      8,421,103
3,528,860      1,882,207        876,102        232,862
     Contract Owner Redemptions:         (2,173,550)    (6,532,966)
(5,248,863)      (229,316)      (544,754)      (494,213)


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------
                                                       Stock Index
               Prudential Jennison
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                          01/01/2001    01/01/2000
01/01/1999     01/01/2001    01/01/2000     01/01/1999
                                             to             to              to
          to            to             to
                                          03/31/2001    12/31/2000
12/31/1999     03/31/2001    12/31/2000     12/31/1999
                                         (unaudited)
     (unaudited)

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:       19,646,544     21,332,741
10,380,525      8,543,007      5,213,110      1,880,279
     Contract Owner Redemptions:         (8,836,909)    (7,355,825)
(8,588,993)    (4,855,036)    (2,401,833)    (1,058,268)


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------
                                                       SP Alliance
                                                     Large Cap Growth
                 SP Davis Value
                                                       Portfolio****
                  Portfolio****

------------------------------------------
-----------------------------------------
                                                         01/01/2001
                    01/01/2001
                                                             to
                        to
                                                         03/31/2001
                    03/31/2001
                                                        (unaudited)
                   (unaudited)

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:                       1,731,450
                     39,828
     Contract Owner Redemptions:                            (3,053)
                     (1,118)

**** Became available on October 16, 2000 (Note 1)


                                       A12


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------
                                                      SP Invesco Small
                    SP Pimco
                                                       Company Growth
                  Total Return
                                                       Portfolio****
                  Portfolio****

------------------------------------------
-----------------------------------------
                                                         01/01/2001
                    01/01/2001
                                                             to
                        to
                                                         03/31/2001
                    03/31/2001
                                                        (unaudited)
                   (unaudited)

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:                        50,824
                    1,124,661
     Contract Owner Redemptions:                          (5,511)
                         (946)

                                                 SUBACCOUNTS (Continued)

------------------------------------------
                                                         SP Pimco
                                                        High Yield
                                                       Portfolio****

------------------------------------------
                                                         01/01/2001
                                                             to
                                                         03/31/2001
                                                        (unaudited)

------------------------------------------
     Contract Owner Contributions:                         1,413
     Contract Owner Redemptions:                              (9)

**** Became available on October 16, 2000 (Note 1)


                                       A13

Note 8:  Purchases and Sales of Investments

         The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the period ended March 31, 2001 were as follows:
         (unaudited)

                                                Money               Diversified
                                 High Yield
                                                Market                 Bond
            Equity                  Bond
                                              Portfolio              Portfolio
           Portfolio              Portfolio
                                             ------------           ------------
          ------------           ------------
     Purchases ....................          $ 14,947,667           $ 13,631,101
          $  6,242,222           $  1,976,114
     Sales: .......................          $(17,744,882)          $
(4,344,092)          $ (3,491,921)          $   (319,566)

                                                Stock                Prudential
          SP Alliance             SP Davis
                                                Index                 Jennison
        Large Cap Growth            Value
                                              Portfolio              Portfolio
           Portfolio              Portfolio
                                             ------------           ------------
          ------------           ------------
     Purchases ....................          $ 26,074,675           $  7,809,435
          $  1,755,819           $     40,903
     Sales: .......................          $(16,813,285)          $
(6,354,967)          $    (10,728)          $     (1,156)

                                            SP Invesco Small          SP Pimco
            SP Pimco
                                             Company Growth         Total Return
           High Yield
                                               Portfolio             Portfolio
           Portfolio
                                             ------------           ------------
          ------------
     Purchases ....................          $     40,525           $  1,169,407
          $      1,492
     Sales: .......................          $     (4,519)          $
(1,386)          $         (0)


                                       A14

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2000


    SUBACCOUNTS

--------------------------------------------------------------------------------
--
                                                     Money       Diversified
            High Yield      Stock       Prudential
                                                    Market          Bond
Equity         Bond         Index       Jennison
                                                   Portfolio     Portfolio
Portfolio     Portfolio     Portfolio     Portfolio
                                                  ------------  ------------
------------  ------------  ------------  ------------
ASSETS
   Investment in The Prudential Series Fund, Inc.
     Portfolios, at net asset value [Note 3] .... $ 46,985,994  $ 54,921,491  $
48,301,654  $  2,681,334  $205,122,327  $  8,449,434
                                                  ------------  ------------
------------  ------------  ------------  ------------
   Net Assets ................................... $ 46,985,994  $ 54,921,491  $
48,301,654  $  2,681,334  $205,122,327  $  8,449,434
                                                  ============  ============
============  ============  ============  ============

NET ASSETS, representing:
   Equity of contract owners [Note 4] ........... $ 46,985,994  $ 54,921,491  $
48,301,654  $  2,681,334  $205,122,327  $  8,449,434
                                                  ------------  ------------
------------  ------------  ------------  ------------
                                                  $ 46,985,994  $ 54,921,491  $
48,301,654  $  2,681,334  $205,122,327  $  8,449,434
                                                  ============  ============
============  ============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A15

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT



STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


  SUBACCOUNTS

--------------------------------------------------------------------------------
--
                                                               Money Market
                      Diversified Bond
                                                                Portfolio
                         Portfolio

----------------------------------------
----------------------------------------
                                                    2000          1999
1998          2000          1999           1998
                                                ------------  ------------
------------  ------------  ------------   ------------
INVESTMENT INCOME
   Dividend income ............................ $  1,271,067  $    835,985  $
461,945  $  2,992,796  $          0   $  2,359,120
                                                ------------  ------------
------------  ------------  ------------   ------------

EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]        118,314       102,057
 53,117       275,864       253,044        229,634
                                                ------------  ------------
------------  ------------  ------------   ------------

NET INVESTMENT INCOME (LOSS) ..................    1,152,753       733,928
408,828     2,716,932      (253,044)     2,129,486
                                                ------------  ------------
------------  ------------  ------------   ------------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ........            0             0
      0         5,872       114,761        128,093
  Realized gain (loss) on shares redeemed .....            0             0
      0        23,979       (24,825)       173,161
  Net change in unrealized gain (loss) on
    investments ...............................            0             0
      0     1,433,451      (406,752)       (29,348)
                                                ------------  ------------
------------  ------------  ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS ................            0             0
      0     1,463,302      (316,816)       271,906
                                                ------------  ------------
------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................. $  1,152,753  $    733,928  $
408,828  $  4,180,234  $   (569,860)  $  2,401,392
                                                ============  ============
============  ============  ============   ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A16


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
---
                                                                Equity
                       High Yield Bond
                                                               Portfolio
                          Portfolio

----------------------------------------
----------------------------------------
                                                    2000          1999
1998           2000          1999          1998
                                                ------------  ------------
------------   ------------  ------------  ------------
INVESTMENT INCOME
   Dividend income ............................ $    881,331  $    716,887  $
860,120   $    340,268  $      8,128  $    261,439
                                                ------------  ------------
------------   ------------  ------------  ------------

EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]        268,208       263,130
284,011         16,723        16,950        15,665
                                                ------------  ------------
------------   ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS) ..................      613,123       453,757
576,109        323,545        (8,822)      245,774
                                                ------------  ------------
------------   ------------  ------------  ------------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ........    7,809,669     5,076,635
5,026,484              0             0             0
  Realized gain (loss) on shares redeemed .....     (640,258)    1,953,344
4,779,486        (76,032)      (58,390)       (4,633)
  Net change in unrealized gain (loss) on
    investments ...............................   (6,091,333)   (1,836,843)
(5,230,122)      (498,772)      181,106      (334,049)
                                                ------------  ------------
------------   ------------  ------------  ------------

NET GAIN (LOSS) ON INVESTMENTS ................    1,078,078     5,193,136
4,575,848       (574,804)      122,716      (338,682)
                                                ------------  ------------
------------   ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................. $  1,691,201  $  5,646,893  $
5,151,957   $   (251,259) $    113,894  $    (92,908)
                                                ============  ============
============   ============  ============  ============


-----------------------------------------
                                                               Stock Index
                                                                Portfolio

-----------------------------------------
                                                    2000           1999
1998
                                                ------------   ------------
------------
INVESTMENT INCOME
   Dividend income ............................ $  1,798,252   $  1,908,245  $
1,729,752
                                                ------------   ------------
------------

EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk [Note 5A]      1,219,165      1,068,971
 820,541
                                                ------------   ------------
------------

NET INVESTMENT INCOME (LOSS) ..................      579,087        839,274
 909,211
                                                ------------   ------------
------------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ........    7,138,260      2,384,852
2,499,196
  Realized gain (loss) on shares redeemed .....    6,533,279      5,878,374
5,771,729
  Net change in unrealized gain (loss) on
    investments ...............................  (34,812,832)    24,251,918
24,590,569
                                                ------------   ------------
------------

NET GAIN (LOSS) ON INVESTMENTS ................  (21,141,293)    32,515,144
32,861,494
                                                ------------   ------------
------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ................. $(20,562,206)  $ 33,354,418  $
33,770,705
                                                ============   ============
============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A17

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT



STATEMENTS OF OPERATIONS
For the years ended December 31, 2000, 1999 and 1998


SUBACCOUNTS

-----------------------------------------

Prudential

Jennison

Portfolio

-----------------------------------------
                                                                    2000
  1999           1998
                                                                -----------
-----------    -----------
INVESTMENT INCOME
   Dividend income ..........................................   $     5,000    $
    8,827    $     3,905
                                                                -----------
-----------    -----------

EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A] ..............        41,065
   28,413         11,315
                                                                -----------
-----------    -----------

NET INVESTMENT INCOME (LOSS) ................................       (36,065)
  (19,586)        (7,410)
                                                                -----------
-----------    -----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
  Capital gains distributions received ......................     1,146,896
  273,783         37,636
  Realized gain (loss) on shares redeemed ...................       690,399
   65,721         22,375
  Net change in unrealized gain (loss) on investments .......    (3,264,936)
1,513,045        478,204
                                                                -----------
-----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..............................    (1,427,641)
1,852,549        538,215
                                                                -----------
-----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...............................   $(1,463,706)   $
1,832,963    $   530,805
                                                                ===========
===========    ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A18

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998


   SUBACCOUNTS

--------------------------------------------------------------------------------
--
                                                                Money Market
                      Diversified Bond
                                                                 Portfolio
                         Portfolio

----------------------------------------
----------------------------------------
                                                     2000          1999
1998          2000          1999          1998
                                                 ------------  ------------
------------  ------------  ------------  ------------
OPERATIONS
     Net investment income (loss) .............. $  1,152,753  $    733,928  $
 408,828  $  2,716,932  $   (253,044) $  2,129,486
     Capital gains distributions received ......            0             0
       0         5,872       114,761       128,093
     Realized gain (loss) on shares redeemed ...            0             0
       0        23,979       (24,825)      173,161
     Net change in unrealized gain (loss) on
        investments ............................            0             0
       0     1,433,451      (406,752)      (29,348)
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .................    1,152,753       733,928
 408,828     4,180,234      (569,860)    2,401,392
                                                 ------------  ------------
------------  ------------  ------------  ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments ...............   44,459,867    14,681,912
8,459,179     4,263,006     4,403,759     4,026,378
     Policy Loans ..............................            0             0
       0          (527)         (153)      (10,790)
     Policy Loan Repayments and Interest .......            0             0
       0           409           399            85
     Surrenders, Withdrawals and Death Benefits      (602,015)     (487,668)
  48,094    (3,637,754)     (525,927)   (5,421,341)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...................  (18,533,813)   (6,419,780)
(5,068,699)    5,408,010     1,276,029     4,043,371
     Withdrawal and Other Charges ..............     (511,219)     (442,288)
(258,516)     (546,647)     (461,017)     (491,540)
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .............   24,812,820     7,332,176
3,180,058     5,486,497     4,693,090     2,146,163
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RETAINED IN THE ACCOUNT [Note 7] ..........            0             0
  (1,722)            0             0       (35,755)
                                                 ------------  ------------
------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........   25,965,573     8,066,104
3,587,164     9,666,731     4,123,230     4,511,800

NET ASSETS
     Beginning of year .........................   21,020,421    12,954,317
9,367,153    45,254,760    41,131,530    36,619,730
                                                 ------------  ------------
------------  ------------  ------------  ------------
     End of year ............................... $ 46,985,994  $ 21,020,421  $
12,954,317  $ 54,921,491  $ 45,254,760  $ 41,131,530
                                                 ============  ============
============  ============  ============  ============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A19


SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
--
                                                                 Equity
                      High Yield Bond
                                                                Portfolio
                         Portfolio

----------------------------------------
----------------------------------------
                                                     2000          1999
1998           2000         1999          1998
                                                 ------------  ------------
------------  ------------  ------------  ------------
OPERATIONS
     Net investment income (loss) .............. $    613,123  $    453,757  $
 576,109  $    323,545  $     (8,822) $    245,774
     Capital gains distributions received ......    7,809,669     5,076,635
5,026,484             0             0             0
     Realized gain (loss) on shares redeemed ...     (640,258)    1,953,344
4,779,486       (76,032)      (58,390)       (4,633)
     Net change in unrealized gain (loss) on
        investments ............................   (6,091,333)   (1,836,843)
(5,230,122)     (498,772)      181,106      (334,049)
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .................    1,691,201     5,646,893
5,151,957      (251,259)      113,894       (92,908)
                                                 ------------  ------------
------------  ------------  ------------  ------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments ...............    9,193,270     4,684,781
5,974,743       250,497       245,021       637,224
     Policy Loans ..............................       (1,004)       (6,740)
 (16,155)            0             0             0
     Policy Loan Repayments and Interest .......        1,158         1,776
   2,348             0             0             0
     Surrenders, Withdrawals and Death Benefits    (2,266,921)   (4,842,312)
(11,366,743)     (477,910)     (307,785)       (1,826)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...................   (4,718,266)   (6,140,793)
(6,233,542)      552,605      (466,171)      556,432
     Withdrawal and Other Charges ..............     (529,082)     (570,661)
(750,093)      (46,531)      (51,266)      (67,806)
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .............    1,679,155    (6,873,949)
(12,389,442)      278,661      (580,201)    1,124,024
                                                 ------------  ------------
------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RETAINED IN THE ACCOUNT [Note 7] ..........            0             0
(378,339)            0             0        (1,836)
                                                 ------------  ------------
------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........    3,370,356    (1,227,056)
(7,615,824)       27,402      (466,307)    1,029,280

NET ASSETS
     Beginning of year .........................   44,931,298    46,158,354
53,774,178     2,653,932     3,120,239     2,090,959
                                                 ------------  ------------
------------  ------------  ------------  ------------
     End of year ............................... $ 48,301,654  $ 44,931,298  $
46,158,354  $  2,681,334  $  2,653,932  $  3,120,239
                                                 ============  ============
============  ============  ============  ============


------------------------------------------------
                                                                     Stock Index
                                                                       Portfolio

--------------------------------------------
                                                     2000            1999
    1998
                                                 ------------    ------------
------------
OPERATIONS
     Net investment income (loss) .............. $    579,087    $    839,274
$    909,211
     Capital gains distributions received ......    7,138,260       2,384,852
   2,499,196
     Realized gain (loss) on shares redeemed ...    6,533,279       5,878,374
   5,771,729
     Net change in unrealized gain (loss) on
        investments ............................  (34,812,832)     24,251,918
  24,590,569
                                                 ------------    ------------
------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .................  (20,562,206)     33,354,418
  33,770,705
                                                 ------------    ------------
------------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments ...............   15,165,260      13,998,881
  13,077,570
     Policy Loans ..............................       (1,602)        (16,721)
     (19,574)
     Policy Loan Repayments and Interest .......        1,607           1,041
         144
     Surrenders, Withdrawals and Death Benefits   (16,632,045)    (10,598,966)
    (432,906)
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ...................   20,039,370       6,749,174
  11,664,940
     Withdrawal and Other Charges ..............   (1,794,353)     (1,633,867)
  (1,454,112)
                                                 ------------    ------------
------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS .............   16,778,237       8,499,542
  22,836,062
                                                 ------------    ------------
------------

NET INCREASE (DECREASE) IN NET ASSETS
     RETAINED IN THE ACCOUNT [Note 7] ..........            0               0
      42,339
                                                 ------------    ------------
------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........   (3,783,969)     41,853,960
  56,649,106

NET ASSETS
     Beginning of year .........................  208,906,296     167,052,336
 110,403,230
                                                 ------------    ------------
------------
     End of year ............................... $205,122,327    $208,906,296
$167,052,336
                                                 ============    ============
============

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A20

                             FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT



STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2000, 1999 and 1998


      SUBACCOUNTS

---------------------------------------------------

       Prudential

       Jennison

       Portfolio

---------------------------------------------------
                                                                       2000
          1999                1998
                                                                   -----------
      -----------         -----------
OPERATIONS
     Net investment income (loss) .............................    $   (36,065)
      $   (19,586)        $    (7,410)
     Capital gains distributions received .....................      1,146,896
          273,783              37,636
     Realized gain (loss) on shares redeemed ..................        690,399
           65,721              22,375
     Net change in unrealized gain (loss) on investments ......     (3,264,936)
        1,513,045             478,204
                                                                   -----------
      -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................................     (1,463,706)
        1,832,963             530,805
                                                                   -----------
      -----------         -----------

PREMIUM PAYMENTS AND
     OTHER OPERATING TRANSFERS
     Contract Owner Net Payments ..............................        629,297
          144,235              75,139
     Policy Loans .............................................        (51,204)
                0                   0
     Policy Loan Repayments and Interest ......................             68
                0                   0
     Surrenders, Withdrawals and Death Benefits ...............     (3,809,762)
          (13,816)                  0
     Net Transfers From (To) Other Subaccounts
        or Fixed Rate Option ..................................      6,436,466
        2,170,749           1,234,490
     Withdrawal and Other Charges .............................       (114,674)
          (46,761)            (22,311)
                                                                   -----------
      -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM PREMIUM PAYMENTS
     AND OTHER OPERATING TRANSFERS ............................      3,090,191
        2,254,407           1,287,318
                                                                   -----------
      -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RETAINED IN THE ACCOUNT [Note 7] .........................              0
                0              32,534
                                                                   -----------
      -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......................      1,626,485
        4,087,370           1,850,657

NET ASSETS
     Beginning of year ........................................      6,822,949
        2,735,579             884,922
                                                                   -----------
      -----------         -----------
     End of year ..............................................    $ 8,449,434
      $ 6,822,949         $ 2,735,579
                                                                   ===========
      ===========         ===========

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A27 THROUGH A32
                                       A21

                        NOTES TO FINANCIAL STATEMENTS OF
                    THE PRULIFE CUSTOM PREMIER SUBACCOUNTS OF
                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
                                December 31, 2000


Note 1: General

         Pruco Life Variable Universal Account (the "Account") was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from sales of the Pruselect I, Pruselect II, effective November 10, 1999 Pruselect III, effective May 1, 2000 Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 PruLife Custom Premier ("VUL") contracts are invested in the Account as directed by the contract owners.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are fourty-two subaccounts within the Account, sixteen of which are available to PruLife Custom Premier contract owners. Each subaccount invests in its corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         Beginning February 12, 2001, the following ten additional subacccounts will be available to PruLife Custom Premier contract owners: SP
         Alliance Large Cap Growth Portfolio, SP Davis Value Portfolio, SP Small/Mid Cap Value Portfolio, SP INVESCO Small Company Growth Portfolio, SP Aim Aggressive Growth Portfolio, SP MFS Capital Opportunities Portfolio, SP MFS Mid-Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Alliance Technology Portfolio and SP Deutsche International Equity Portfolio.

         At December 31, 2000, there were no balances pertaining to PruLife Custom Premier in the subaccounts investing in the Series Fund.

Note 2: Significant Accounting Policies

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments - The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

         Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

         Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.


                                       A22

Note 3: Investment Information for The Prudential Series Fund, Inc. Portfolios

         The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 2000 were as follows:


PORTFOLIOS

---------------------------------------------------------------------------
                                               Money            Diversified
                       High Yield
                                               Market              Bond
     Equity               Bond
                                          ---------------     ---------------
 ---------------     ---------------
     Number of shares (rounded):                4,698,599           4,868,927
       1,971,496             436,699
     Net asset value per share:           $         10.00     $         11.28
 $         24.50     $          6.14
     Cost:                                $ 46,985,994.00     $ 53,879,393.00
 $ 52,426,500.00     $  3,274,229.00

                                                 PORTFOLIOS (Continued)
                                          -----------------------------------
                                               Stock             Prudential
                                               Index              Jennison
                                          ---------------     ---------------
     Number of shares (rounded):                5,305,803             367,847
     Net asset value per share:           $         38.66     $         22.97
     Cost:                                $161,203,107.00     $  9,634,506.00


                                       A23

Note 4: Contract Owner Unit Information

         Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 2000 were as follows:


               SUBACCOUNTS

------------------------------------------------------------
                                                                           Money
        Diversified                     High Yield

Market           Bond           Equity           Bond

Portfolio       Portfolio       Portfolio       Portfolio

------------    ------------    ------------    ------------
Contract Owner Units Outstanding (Pruselect I - rounded) ...........
283,180       4,120,370         576,346          28,203
Unit Value (Pruselect I) ...........................................    $
1.69086    $    2.22096    $    3.98773    $    2.06759

------------    ------------    ------------    ------------
Contract Owner Equity (Pruselect I) ................................    $
478,818    $  9,151,177    $  2,298,312    $     58,312

------------    ------------    ------------    ------------

Contract Owner Units Outstanding (Pruselect II - rounded) ..........
20,705,776      19,228,309      11,035,282       1,095,294
Unit Value (Pruselect II) ..........................................    $
1.69086    $    2.22096    $    3.98773    $    2.06759

------------    ------------    ------------    ------------
Contract Owner Equity (Pruselect II) ...............................    $
35,010,568    $ 42,705,305    $ 44,005,725    $  2,264,619

------------    ------------    ------------    ------------

Contract Owner Units Outstanding (Pruselect III - rounded) .........
7,353,933       2,732,335       1,682,707         289,624
Unit Value (Pruselect III) .........................................    $
1.06851    $    1.08844    $    1.08522    $    0.93826

------------    ------------    ------------    ------------
Contract Owner Equity (Pruselect III) ..............................    $
7,857,751    $  2,973,983    $  1,826,107    $    271,743

------------    ------------    ------------    ------------

Contract Owner Units Outstanding (SVUL - rounded) ..................
3,514,480          83,231         161,482          93,100
Unit Value (SVUL) ..................................................    $
1.03539    $    1.09365    $    1.06210    $    0.93083

------------    ------------    ------------    ------------
Contract Owner Equity (SVUL) .......................................    $
3,638,857    $     91,026    $    171,510    $     86,660

------------    ------------    ------------    ------------
Total Contract Owner Equity ........................................    $
46,985,994    $ 54,921,491    $ 48,301,654    $  2,681,334

============    ============    ============    ============



SUBACCOUNTS (Continued)

----------------------------

Stock        Prudential

Index        Jennison

Portfolio      Portfolio

------------    ------------
Contract Owner Units Outstanding (Pruselect I - rounded) ...........
6,954,931               0
Unit Value (Pruselect I) ...........................................    $
4.40435    $    2.95321

------------    ------------
Contract Owner Equity (Pruselect I) ................................    $
30,631,950    $          0

------------    ------------

Contract Owner Units Outstanding (Pruselect II - rounded) ..........
36,701,102       2,059,170
Unit Value (Pruselect II) ..........................................    $
4.40435    $    2.95321

------------    ------------
Contract Owner Equity (Pruselect II) ...............................
$161,644,499    $  6,081,161

------------    ------------

Contract Owner Units Outstanding (Pruselect III - rounded) .........
11,869,134       1,587,881
Unit Value (Pruselect III) .........................................    $
0.97781    $    0.95689

------------    ------------
Contract Owner Equity (Pruselect III) ..............................    $
11,605,758    $  1,519,427

------------    ------------

Contract Owner Units Outstanding (SVUL - rounded) ..................
1,341,802       1,061,814
Unit Value (SVUL) ..................................................    $
0.92422    $    0.79943

------------    ------------
Contract Owner Equity (SVUL) .......................................    $
1,240,120    $    848,846

------------    ------------
Total Contract Owner Equity ........................................
$205,122,327    $  8,449,434

============    ============


                                       A24

Note 5: Charges and Expenses

         A. Mortality Risk and Expense Risk Charges

         The mortality risk and expense risk charges, at an effective annual rate of up to 0.90% for Pruselect I, Pruselect II and SVUL contracts, 0.50% for Pruselect III contracts, and 0.45% for VUL contracts are applied daily against the net assets representing equity of contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life. Pruco Life intends to charge only 0.60% on Pruselect I and Pruselect II contracts, but reserves the right to make the full 0.90% charge. Pruco Life intends to charge only 0.20% on Pruselect III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life intends to charge only 0.25% but reserves the right to charge 0.45%.

         B. Partial Withdrawal Charge

         A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a Pruselect I or Pruselect II and Pruselect III, SVUL or VUL contracts respectively.

         C. Expense Reimbursement

         The Account is reimbursed by Pruco Life for Pruselect I and Pruselect II contracts, on a non-guaranteed basis, for expenses incurred by the Series Fund in excess of the effective rate of 0.40% for all Zero Coupon Bond Portfolios and for the Stock Index Portfolio, 0.50% for the Equity Income Portfolio, 0.55% for the Natural Resources Portfolio, and 0.65% for the High Yield Bond Portfolio of the average daily net assets of these portfolios.

         D. Cost of Insurance and Other Related Charges

         Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; (3) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract.

Note 6: Taxes

         Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

Note 7: Net Increase (Decrease) in Net Assets Retained in the Account

         The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the Account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


                                       A25

Note 8: Unit Activity

        Transactions in units (including transfers among subaccounts) for the years ended December 31, 2000, 1999 and 1998 were as follows:


SUBACCOUNTS

--------------------------------------------------------------------------------
-------
                                                       Money Market
                 Diversified Bond
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                            2000           1999            1998
        2000           1999           1998

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:       64,085,060     13,870,279
11,769,929      8,172,817      5,773,771      5,686,444
     Contract Owner Redemptions:        (46,189,540)    (8,349,759)
(9,721,732)    (4,232,367)    (3,482,099)    (4,658,242)



SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------
                                                         Equity
                 High Yield Bond
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                            2000           1999            1998
        2000           1999           1998

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:        8,421,103      3,528,860
2,885,417        876,102        232,862        621,628
     Contract Owner Redemptions:         (6,532,966)    (5,248,863)
(6,422,617)      (544,754)      (494,213)      (117,717)



SUBACCOUNTS (Continued)

--------------------------------------------------------------------------------
-------

                   Prudential
                                                       Stock Index
                    Jennison
                                                        Portfolio
                    Portfolio

------------------------------------------
-----------------------------------------
                                            2000           1999            1998
        2000           1999           1998

------------------------------------------
-----------------------------------------
     Contract Owner Contributions:       21,332,741     10,380,525
12,075,930      5,213,110      1,880,279      1,126,502
     Contract Owner Redemptions:         (7,355,825)    (8,588,993)
(5,649,830)    (2,401,833)    (1,058,268)      (524,101)


                                       A26

Note 9: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 2000 were as follows:


PORTFOLIOS

--------------------------------------------------------------------------------
-
                                                Money                Diversified
                                  High Yield
                                                Market                  Bond
             Equity                  Bond
                                             ------------           ------------
          ------------           ------------
     Purchases ....................          $ 58,178,465           $ 11,347,102
          $ 22,743,179           $  1,300,266
     Sales ........................          $(33,483,959)          $
(6,136,468)          $(21,263,130)          $ (1,038,329)


                                                   PORTFOLIOS (Continued)
                                             -----------------------------------
                                                 Stock               Prudential
                                                 Index                Jennison
                                             ------------           ------------
     Purchases ....................          $ 35,533,057           $  6,789,912
     Sales ........................          $(19,932,098)          $
(3,740,786)


                                       A27

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
PruLife Custom Premier Subaccounts of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

          In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, High Yield Bond Portfolio, Stock Index Portfolio and Prudential Jennison Portfolio) of the PruLife Custom Premier Subaccounts of Pruco Life Variable Universal Account at December 31, 2000, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2000 with the transfer agent for The Prudential Series Fund Inc., provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
March 30, 2001


                                       A28

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
As of March 31, 2001 and December 31, 2000 (In Thousands)
--------------------------------------------------------------------------------


                 (Unaudited)

                   March 31,      December 31,

                     2001             2000

                 ------------     ------------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2001: $3,854,661; 2000:
$3,552,244)       $  3,907,070     $  3,561,521
     Held to maturity, at amortized cost (fair value, 2000: $320,634)
                           --          324,546
Equity securities - available for sale, at fair value (cost, 2001: $241 ; 2000:
$13,446)                   362           10,804
Investment in affiliate
                       51,071               --
Mortgage loans on real estate
                        9,071            9,327
Policy loans
                      846,549          855,374
Short-term investments
                       22,387          202,815
Other long-term investments
                       91,780           83,738

                 ------------     ------------
               Total investments
                    4,928,290        5,048,125
Cash and cash equivalents
                      524,354          453,071
Deferred policy acquisition costs
                    1,064,979        1,132,653
Deferred ceding commissions
                       72,705               --
Accrued investment income
                       79,006           82,297
Reinsurance recoverable
                      186,772           31,568
Receivables from affiliates
                       46,274           51,586
Other assets
                       34,139           29,445
Separate Account assets
                   14,861,519       16,230,264

                 ------------     ------------
TOTAL ASSETS
                 $ 21,798,038     $ 23,059,009

                 ============     ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances
                 $  3,736,621     $  3,646,668
Future policy benefits and other policyholder liabilities
                      717,073          702,862
Cash collateral for loaned securities
                      225,014          185,849
Securities sold under agreement to repurchase
                       25,172          104,098
Income taxes payable
                      246,581          235,795
Other liabilities
                      104,907          120,891
Separate Account liabilities
                   14,861,519       16,230,264

                 ------------     ------------
Total liabilities
                   19,916,887       21,226,427

                 ------------     ------------
Contingencies (See Footnote 2)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding
                        2,500            2,500
Paid-in-capital
                      466,748          466,748
Retained earnings
                    1,390,563        1,361,924

Accumulated other comprehensive income
     Net unrealized investment gains
                       21,340            4,730
     Foreign currency translation adjustments
                           --           (3,320)

                 ------------     ------------
Accumulated other comprehensive income
                       21,340            1,410

                 ------------     ------------
Total stockholder's equity
                    1,881,151        1,832,582

                 ------------     ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY
                 $ 21,798,038     $ 23,059,009

                 ============     ============

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income (Unaudited)
Three Months Ended March 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------

                                                                    Three months
ended
                                                                         March
31,

                                                                   2001
   2000
                                                                ---------
---------
REVENUES

Premiums                                                        $  23,418
$  27,251
Policy charges and fee income                                     119,104
  114,881
Net investment income                                              90,310
   84,474
Realized investment gains(losses), net                             10,877
  (10,311)
Asset management fees                                               2,153
   16,521
Other income                                                          670
      203
                                                                ---------
---------

Total revenues                                                    246,532
  233,019
                                                                ---------
---------

BENEFITS AND EXPENSES

Policyholders' benefits                                            56,905
   62,332
Interest credited to policyholders' account balances               48,808
   38,163
General, administrative and other expenses                        103,539
  111,859
                                                                ---------
---------

Total benefits and expenses                                       209,252
  212,354
                                                                ---------
---------

Income from operations before income taxes                         37,280
   20,665
                                                                ---------
---------

Income tax provision                                                8,641
    7,232
                                                                ---------
---------

NET INCOME                                                         28,639
   13,433
                                                                ---------
---------

Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       Reclassification adjustment                                 16,610
    6,489

     Foreign currency translation adjustments                       3,320
       34
                                                                ---------
---------

Other comprehensive income                                         19,930
    6,523
                                                                ---------
---------

TOTAL COMPREHENSIVE INCOME                                      $  48,569
$  19,956
                                                                =========
=========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity (Unaudited)
Periods Ended March 31, 2001 and December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------


               Accumulated

                   other            Total
                                                 Common         Paid-in-
Retained       comprehensive    stockholder's
                                                 stock           capital
earnings       income (loss)        equity
                                              -----------      -----------
-----------      -----------       -----------
Balance, January 1, 1999                      $     2,500      $   439,582
$ 1,202,833      $     8,317       $ 1,653,232

   Net income                                          --               --
    55,595               --            55,595

    Change in foreign currency
         translation adjustments,                      --               --
        --             (742)             (742)
         net of taxes

    Change in net unrealized
        investment losses, net of                      --               --
        --          (38,266)          (38,266)
        reclassification adjustment
        and taxes
                                              -----------      -----------
-----------      -----------       -----------

Balance, December 31, 1999                    $     2,500      $   439,582
$ 1,258,428      $   (30,691)      $ 1,669,819

    Net income                                         --               --
   103,496               --           103,496

    Contribution from Parent                           --           27,166
        --               --            27,166
    Change in foreign currency
        translation adjustments,                       --               --
        --             (993)             (993)
        net of taxes

    Change in net unrealized
        investment losses, net of                      --               --
        --           33,094            33,094
        reclassification adjustment
        and taxes
                                              -----------      -----------
-----------      -----------       -----------

Balance, December 31, 2000                    $     2,500      $   466,748
$ 1,361,924      $     1,410       $ 1,832,582

    Net income                                         --               --
    28,639               --            28,639

    Change in foreign currency
        translation adjustments,                       --               --
        --            3,320             3,320
        net of taxes

    Change in net unrealized
        investment gains, net of                       --               --
        --           16,610            16,610
        reclassification adjustment
        and taxes
                                              -----------      -----------
-----------      -----------       -----------

Balance, March 31, 2001                       $     2,500      $   466,748
$ 1,390,563      $    21,340       $ 1,881,151
                                              ===========      ===========
===========      ===========       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (Unaudited)
Three Months Ended March 31, 2001 and 2000 (In Thousands)
--------------------------------------------------------------------------------



2001              2000

-----------       -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                  $
28,639       $    13,433
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income
(19,687)          (16,900)
     Interest credited to policyholders' account balances
48,808            38,163
     Realized investment (gains) losses, net
(10,877)           10,311
     Amortization and other non-cash items
(28,103)            1,291
     Change in:
         Future policy benefits and other policyholders' liabilities
14,211            23,746
         Accrued investment income
 3,291            (5,189)
         Receivables from affiliates
 5,312            51,262
         Policy loans
(13,129)          (18,424)
         Deferred policy acquisition costs and ceding commissions
(5,031)          (25,413)
         Income taxes payable
23,487            30,216
         Other, net
(23,270)          (16,945)

-----------       -----------
Cash Flows From Operating Activities
23,651            85,551

-----------       -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale
1,132,680           651,540
               Held to maturity
    --            12,189
         Equity securities
   204               251
         Mortgage loans on real estate
   256               281
     Payments for the purchase of:
         Fixed maturities:
               Available for sale
(1,209,152)         (745,783)
         Equity securities
  (106)           (2,772)
     Cash collateral for loaned securities, net
39,165            25,184
     Securities sold under agreement to repurchase, net
(78,926)           43,896
     Other long-term investments
(5,540)           (8,710)
     Short-term investments, net
180,428            (3,050)

-----------       -----------
Cash Flows From(Used In) Investing Activities
59,009           (26,974)

-----------       -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits
370,993           649,345
          Withdrawals
(307,878)         (594,205)
     Cash provided to affiliate
(74,492)               --

-----------       -----------
Cash Flows (Used in)From Financing Activities
(11,377)           55,140

-----------       -----------
     Net increase in Cash and cash equivalents
71,283           113,717
     Cash and cash equivalents, beginning of year
453,071           198,994

-----------       -----------
CASH AND CASH EQUIVALENTS,  END OF PERIOD                                   $
524,354       $   312,711

===========       ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION

The accompanying interim consolidated financial statements have been prepared pursuant to the rules and regulations for reporting on Form 10-Q on the basis of accounting principles generally accepted in the United States. These interim financial statements are unaudited but reflect all adjustments which, in the opinion of management, are necessary to provide a fair presentation of the consolidated results of operations and financial condition of the Pruco Life Insurance Company ("the Company"), a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), for the interim periods presented. All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year. Certain amounts in the Company's prior year consolidated financial statements have been reclassified to conform with the 2001 presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

2.   CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of March 31, 2001, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to be enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amounts, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

2.   CONTINGENCIES AND LITIGATION (continued)

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

3.   RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2001, the Company no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $ 651.2 million and $685.9 million at March 31, 2001 and December 31, 2000, respectively. The fees received related to the COLI policies were $2.2 million for the period ending March 31, 2001.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (Unaudited)

--------------------------------------------------------------------------------

Reinsurance

The Company currently has four reinsurance agreements in place with Prudential and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended March 31, 2001 or 2000. The fourth agreement which is new for 2001 is described below.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan") , a wholly owned subsidiary of Prudential.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. As of March 31, 2001, the Company retains an ownership interest of 12% in the stock of Prudential of Taiwan. The Company plans to dividend its interest in Prudential of Taiwan to Prudential in the second quarter of 2001.

Premiums and benefits ceded for the period ending March 31, 2001 from the Taiwan coinsurance agreement were $20.1 million and $2.9 million, respectively.

This transaction reduced the Company's 2001 effective tax rate due to a decrease in the deferred tax liability which had previously been established relating to the Taiwan branch.

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There was no outstanding debt relating to this credit facility as of March 31, 2001 or December 31, 2000.

4.   RECENT ACCOUNTING PRONOUNCEMENTS

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

5.   DERIVATIVE INSTRUMENTS

Adoption of Statement of Financial Accounting Standards (SFAS) No. 133 The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001. In accordance with SFAS 133, the Company recorded a net-of-tax cumulative adjustment to earnings to recognize at fair value all derivatives. This adjustment did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

Accounting for Derivatives and Hedging Activities

A derivative is a financial instrument whose price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts.

All derivatives are recognized on the balance sheet at fair value. On the date the derivative contract is entered into the Company designates the derivative as
(1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, or a foreign-currency-denominated asset, liability or forecasted transaction (foreign currency hedge). The accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company has the following types of derivative instruments:

Interest Rate Swaps

The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are recognized in current earnings or comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are reported in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

If options meet the criteria for hedge accounting, changes in their fair value are reported in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives

The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in current earnings or other comprehensive income depending on the hedge type as described above for qualifying fair value or cash flow hedges. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of March 31, 2001 and December 31, 2000. As of March 31, 2001 none of the Company's derivatives qualify for hedge accounting.

                             Derivative Instruments
                                 (in thousands)

                                                         March 31,
                        December 31,
                                                            2001
                            2000
                                                         ----------
                        -----------

                                                          Estimated
Carrying                       Estimated        Carrying
                                          Notional        Fair Value
Value         Notional       Fair Value         Value
Non-Hedge Accounting
--------------------

Swap Instruments
Interest rate                             $  9,470        $    523         $
523         $  9,470        $    327        $    327
Currency                                    27,440           4,750
4,750               --              --              --
Future contracts
US Treasury Futures                        168,100            (740)
(740)         201,700           2,463           2,463

Hedge Accounting
----------------

Swap Instruments
Currency                                        --              --
--           28,326           1,633           2,155

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 2000 and 1999 (In Thousands)
--------------------------------------------------------------------------------

                    2000                1999

                 -----------         -----------
ASSETS
Fixed maturities
     Available for sale, at fair value (amortized cost, 2000: $3,552,244;
       1999:$3,084,057)
                 $ 3,561,521         $ 2,998,362
     Held to maturity, at amortized cost (fair value, 2000: $320,634;
       1999: $377,822)
                     324,546             388,990
Equity securities - available for sale, at fair value (cost, 2000: $13,446;
       1999: $3,238)
                      10,804               4,532
Mortgage loans on real estate
                       9,327              10,509
Policy loans
                     855,374             792,352
Short-term investments
                     202,815              84,621
Other long-term investments
                      83,738              77,769

                 -----------         -----------
               Total investments
                   5,048,125           4,357,135
Cash and cash equivalents
                     453,071             198,994
Deferred policy acquisition costs
                   1,132,653           1,062,785
Accrued investment income
                      82,297              68,917
Receivables from affiliates
                      51,586                  --
Other assets
                      61,013              48,228
Separate Account assets
                  16,230,264          16,032,449

                 -----------         -----------
TOTAL ASSETS
                 $23,059,009         $21,768,508

                 ===========         ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances
                 $ 3,646,668         $ 3,125,049
Future policy benefits and other policyholder liabilities
                     702,862             629,522
Cash collateral for loaned securities
                     185,849              87,336
Securities sold under agreements to repurchase
                     104,098              21,151
Income taxes payable
                     235,795             145,600
Payables to affiliates
                          --                 487
Other liabilities
                     120,891              57,095
Separate Account liabilities
                  16,230,264          16,032,449

                 -----------         -----------
Total liabilities
                  21,226,427          20,098,689

                 -----------         -----------
Contingencies (See Footnote 12)
Stockholder's Equity
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding
                       2,500               2,500
Paid-in-capital
                     466,748             439,582
Retained earnings
                   1,361,924           1,258,428

Accumulated other comprehensive income (loss):
    Net unrealized investment gains (losses)
                       4,730             (28,364)
    Foreign currency translation adjustments
                      (3,320)             (2,327)

                 -----------         -----------
Accumulated other comprehensive income (loss)
                       1,410             (30,691)

                 -----------         -----------
Total stockholder's equity
                   1,832,582           1,669,819

                 -----------         -----------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY
                 $23,059,009         $21,768,508

                 ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

   2000               1999               1998

 --------           --------           --------
REVENUES
Premiums
 $121,921           $ 98,976           $ 82,139
Policy charges and fee income
  474,861            414,425            350,569
Net investment income
  337,919            276,821            261,430
Realized investment (losses) gains, net
  (20,679)           (32,545)            44,841
Asset management fees
   71,160             60,392             40,200
Other income
    2,503              1,397              1,067

 --------           --------           --------

Total revenues
  987,685            819,466            780,246

 --------           --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits
  248,063            205,042            193,739
Interest credited to policyholders' account balances
  171,010            136,852            118,992
General, administrative and other expenses
  410,684            392,041            231,320

 --------           --------           --------

Total benefits and expenses
  829,757            733,935            544,051

 --------           --------           --------

Income from operations before income taxes
  157,928             85,531            236,195

 --------           --------           --------

Income tax provision
   54,432             29,936             84,233

 --------           --------           --------

NET INCOME
  103,496             55,595            151,962

 --------           --------           --------

Other comprehensive income (loss), net of tax:

     Unrealized gains (losses) on securities, net of
     reclassification adjustment
   33,094            (38,266)            (7,227)

     Foreign currency translation adjustments
     (993)              (742)             2,980

 --------           --------           --------

Other comprehensive income (loss)
   32,101            (39,008)            (4,247)

 --------           --------           --------

TOTAL COMPREHENSIVE INCOME
 $135,597           $ 16,587           $147,715

 ========           ========           ========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

Accumulated

  other         Total
                                                     Common       Paid-in-
Retained    comprehensive  stockholder's
                                                      stock       capital
earnings    income (loss)     equity
                                                     -------      --------
----------   -------------  -------------
Balance,  January 1, 1998                            $ 2,500      $439,582
$1,050,871     $ 12,564      $1,505,517
    Net income                                            --            --
  151,962           --         151,962

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --
       --        2,980           2,980

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --
       --       (7,227)         (7,227)
                                                     -------      --------
----------     --------      ----------
Balance,  December 31, 1998                            2,500       439,582
1,202,833        8,317       1,653,232

   Net income                                             --            --
   55,595           --          55,595

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --
       --         (742)           (742)

    Change in net unrealized
        investment losses, net of
        reclassification adjustment
        and taxes                                         --            --
       --      (38,266)        (38,266)
                                                     -------      --------
----------     --------      ----------
Balance,  December 31, 1999                            2,500       439,582
1,258,428      (30,691)      1,669,819

    Net income                                            --
  103,496                      103,496

    Contribution from Parent                                        27,166
                                27,166

    Change in foreign currency
        translation adjustments,
        net of taxes                                      --            --
       --         (993)           (993)

    Change in net unrealized
        investment gains, net of
        reclassification adjustment
        and taxes                                         --            --
       --       33,094          33,094
                                                     -------      --------
----------     --------      ----------
Balance,  December 31, 2000                          $ 2,500      $466,748
$1,361,924     $  1,410      $1,832,582
                                                     =======      ========
==========     ========      ==========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 2000, 1999 and 1998 (In Thousands)
--------------------------------------------------------------------------------

   2000                1999                1998

-----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income
$   103,496         $    55,595         $   151,962
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income
   (72,275)            (83,961)            (29,827)
     Interest credited to policyholders' account balances
   171,010             136,852             118,992
     Realized investment losses (gains), net
    20,679              32,545             (44,841)
     Amortization and other non-cash items
   (48,141)             75,037              19,655
     Change in:
         Future policy benefits and other policyholders'

           liabilities
    73,340             100,743              61,095
         Accrued investment income
   (13,380)             (7,803)              5,886
         Receivable from/Payable to affiliate
   (52,073)            (66,081)             (3,807)
         Policy loans
   (63,022)            (25,435)            (62,962)
         Deferred policy acquisition costs
   (69,868)           (201,072)           (206,471)
         Income taxes payable
    90,195             (47,758)            (16,828)
         Contribution from Parent
    27,166                  --                  --
         Other, net
    51,011              18,974             (43,675)

-----------         -----------         -----------
Cash Flows From (Used in) Operating Activities
   218,138             (12,364)            (50,821)

-----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale
 2,273,789           3,076,848           5,429,396
               Held to maturity
    64,245              45,841              74,767
         Equity securities
     1,198               5,209               4,101
         Mortgage loans on real estate
     1,182               6,845               5,433
         Other long-term investments
    15,039                 385              33,428
     Payments for the purchase of:
         Fixed maturities:
               Available for sale
(2,782,541)         (3,452,289)         (5,617,208)
               Held to maturity
      --               (24,170)           (145,919)
         Equity securities
   (11,134)             (5,110)             (2,274)
         Other long-term investments
    (6,917)            (39,094)               (409)
     Cash collateral for loaned securities, net
    98,513              14,000             (70,085)
     Securities sold under agreement to repurchase, net
    82,947             (28,557)             49,708
     Short-term investments, net
  (118,418)             92,199             103,791

-----------         -----------         -----------
Cash Flows Used In Investing Activities
  (382,097)           (307,893)           (135,271)

-----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits
 2,409,399           3,457,158           3,098,764
          Withdrawals
(1,991,363)         (3,091,565)         (2,866,331)

-----------         -----------         -----------
Cash Flows From Financing Activities
   418,036             365,593             232,433

-----------         -----------         -----------
     Net increase in Cash and cash equivalents
   254,077              45,336              46,341
     Cash and cash equivalents, beginning of year
   198,994             153,658             107,317

-----------         -----------         -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD
$   453,071         $   198,994         $   153,658

===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes (received) paid
$   (14,832)            $55,144             $99,810

===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

1. BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program ("the Contracts") in the District of Columbia, Guam and in all states and territories except New York. In addition, the Company markets traditional individual life insurance through its branch office in Taiwan. The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000, 1999 or 1998.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is in the process of reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, Prudential's Board of Directors authorized management to take the preliminary steps necessary to permit Prudential to demutualize and become a stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this demutualization to occur and that specified the process for demutualization. On December 15, 2000, Prudential's Board of Directors unanimously adopted a Plan of Reorganization, which provides the framework under which Prudential will convert from a mutual structure to stock ownership. Demutualization is a complex process involving development of a plan of reorganization, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan (with at least one million qualified policyholders voting) and review and approval by the New Jersey Commissioner of Banking and Insurance. Prudential is working toward completing this process in 2001. However, there is no certainty that the demutualization will be completed in this time frame or that the necessary approvals will be obtained. It is also possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts. Prudential made a capital contribution of $27.2 million during 2000 resulting from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential and other affiliates, as more fully described in Footnote 14. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances, net of income tax, that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income (loss)."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.

Policy loans are carried at unpaid principal balances.

Short-term investments, consisting of highly liquid debt instruments other than those held in "Cash and cash equivalents," with a maturity of twelve months or less when purchased, are carried at amortized cost, which approximates fair value.

Other long-term investments represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own Separate Accounts. Joint ventures and partnerships are recorded using the equity method of accounting, reduced for other than temporary declines in value. The Company's investment in the Separate Accounts is carried at estimated fair value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment (losses) gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash  and cash equivalents
Includes cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent that they are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recognition testing at the time of policy issue and recoverability and premium deficiency testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised.

Prudential and the Company have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by Prudential or the Company for another form of policy or contract. These transactions are known as internal replacements. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense.

Securities loaned
Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities
Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income".

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized Separate Account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition
Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income". The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income".

Asset Management Fees
The Company receives asset management fee income from policyholder account balances invested in The Prudential Series Fund ("PSF"), which are a portfolio of mutual fund investments related to the Company's Separate Account products. In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities.

To qualify for hedge accounting treatment, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives is evaluated at the inception of the hedge and throughout the hedge period. All derivatives used by the Company are for other than trading purposes.

Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

See Note 11 for a discussion of the accounting treatment of derivatives that qualify for hedge accounting treatment. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment (losses)gains, net" without considering changes in fair value of the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

Income Taxes
The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In September 2000, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125". The Company is currently evaluating the effect of adopting the provisions of SFAS No. 140 relating to transfers and extinguishments of liabilities which are effective for periods occurring after March 31, 2001. The Company has adopted in these financial statements disclosures about collateral and for recognition and reclassification of collateral required under the statement for fiscal years ending after December 15, 2000.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" and, in June 2000, SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133". SFAS No. 133, as amended by SFAS No. 138 (collectively "SFAS No. 133"), requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge). Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. The accounting for a fair value hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security. Similarly, the accounting for a cash flow hedge described above applies to a derivative designated as a hedge of the foreign currency exposure of a foreign-currency-denominated forecasted transaction. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change.

The Company adopted SFAS No. 133, as amended, as of January 1, 2001. The adoption of this statement did not have a material impact on the results of operations of the Company. As part of the implementation, the Company reclassified held-to-maturity securities, amounting to approximately $324.5 million at January 1, 2001, to the available-for-sale category. This reclassification resulted in the recognition of a net unrealized loss of approximately $2.5 million, net of tax, which was recorded as a component of "Accumulated other comprehensive income/(loss)" on the implementation date.

In December 1999, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 101, " Revenue Recognition in Financial Statements" ("SAB No. 101"). SAB No. 101 provides guidance for revenue recognition and related disclosure in the financial statements. The Company adopted SAB No. 101, and its related interpretations, as of October 1, 2000. The adoption of SAB No. 101 did not have a material effect on the Company's financial position or results of operations.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

              2000

---------------------------------------------------------

     Gross           Gross
                                                                     Amortized
   Unrealized     Unrealized      Estimated
                                                                       Cost
     Gains          Losses        Fair Value
                                                                    ------------
   ----------     ----------      ----------

         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  309,609
     $ 7,888        $    17        $  317,480

Foreign government bonds                                               136,133
       8,093            520           143,706

Corporate securities                                                 3,075,023
      43,041         49,538         3,068,526

Mortgage-backed securities                                              31,479
         330              0            31,809

                                                                    ----------
     -------        -------        ----------
Total fixed maturities available for sale                           $3,552,244
     $59,352        $50,075        $3,561,521
                                                                    ==========
     =======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  324,546
     $ 1,500        $ 5,412           320,634

                                                                    ----------
     -------        -------        ----------
Total fixed maturities held to maturity                             $  324,546
     $ 1,500        $ 5,412           320,634
                                                                    ==========
     =======        =======        ==========

Equity securities available for sale                                $   13,446
     $   197        $ 2,839        $   10,804
                                                                    ==========
     =======        =======        ==========


              1999

---------------------------------------------------------
                                                                       Gross
      Gross
                                                                     Amortized
   Unrealized     Unrealized      Estimated
                                                                       Cost
     Gains          Losses        Fair Value
                                                                    ------------
   ----------     ----------      ----------

         (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and
       agencies                                                     $  113,172
     $    2        $ 2,052        $  111,122

Foreign government bonds                                                92,725
      1,718          1,455            92,988

Corporate securities                                                 2,876,602
      8,013         92,075         2,792,540

Mortgage-backed securities                                               1,558
        157              3             1,712

                                                                    ----------
     ------        -------        ----------
Total fixed maturities available for sale                           $3,084,057
     $9,890        $95,585        $2,998,362
                                                                    ==========
     ======        =======        ==========

Fixed maturities held to maturity
Corporate securities                                                $  388,990
     $1,832        $13,000        $  377,822

                                                                    ----------
     ------        -------        ----------
Total fixed maturities held to maturity                             $  388,990
     $1,832        $13,000        $  377,822
                                                                    ==========
     ======        =======        ==========

Equity securities available for sale                                $    3,238
     $1,373        $    79        $    4,532
                                                                    ==========
     ======        =======        ==========

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2000 is shown below:

                                                                     Available
for Sale                   Held to Maturity

-------------------------------  -----------------------------------
                                                              Amortized
Estimated Fair        Amortized      Estimated Fair
                                                                 Cost
  Value               Cost              Value
                                                              ---------
--------------        --------- -----------------
                                                                      (In
Thousands)                        (In Thousands)

Due in one year or less                                       $  128,804
 $  128,419          $ 77,682          $ 78,475

Due after one year through five
  years                                                        1,529,597
  1,533,899           101,033           100,395

Due after five years through ten
  years                                                        1,409,156
  1,415,736           135,960           132,080

Due after ten years                                              453,209
    451,658             9,871             9,684

Mortgage-backed securities                                        31,478
     31,809                --                --
                                                              ----------
 ----------          --------          --------

Total                                                         $3,552,244
 $3,561,521          $324,546          $320,634
                                                              ==========
 ==========          ========          ========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2000, 1999, and 1998 were $2,103.6 million, $2,950.4 million, and $5,327.3 million, respectively. Gross gains of $15.3 million, $13.1 million, and $46.3 million, and gross losses of $33.9 million, $31.1 million, and $14.1 million, were realized on those sales during 2000, 1999, and 1998, respectively.

Proceeds from the maturity of fixed maturities available for sale during 2000, 1999, and 1998, were $170.2 million, $126.5 million, and $102.1 million, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $12.3 million, $11.2 million, and $2.8 million for the years 2000, 1999 and 1998, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million . Gross unrealized investment losses of $.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the years ended December 31, 2000, 1999, and 1998, there were no securities classified as held to maturity that were sold. During the years ended December 31, 1999, and 1998, there were no securities classified as held to maturity that were transferred.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31:

                                            2000                  1999
                                       ---------------       ---------------
                                                   (In Thousands)

       Retail stores                   $5,615    60.2%       $ 6,518   62.0%

       Industrial buildings             3,712    39.8%         3,991   38.0%

                                       ---------------       ---------------
             Net carrying value        $9,327   100.0%       $10,509  100.0%
                                       ===============       ===============

The concentration of mortgage loans are in the states of Washington (50%), New Jersey (40%), and North Dakota (10%).

Special Deposits and Restricted Assets
Fixed maturities of $7.5 million and $8.2 million at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.2 million and $.3 million at December 31, 2000 and 1999, respectively.

Other Long-Term Investments
The Company's "Other long-term investments" of $83.7 million and $77.8 million as of December 31, 2000 and 1999, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the Separate Accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $34.3 million and $35.8 million at December 31, 2000 and 1999, respectively. The Company's share of net income from the joint ventures was $.9 million, $.3 million, and $.1 million for the years ended December 31, 2000, 1999 and 1998, respectively, and is reported in "Net investment income." The Company's investment in the Separate Accounts was $46.9 million and $45.0 million at December 31, 2000 and 1999, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2000        1999        1998
                                              --------    --------    --------
                                                       (In Thousands)

Fixed maturities - available for sale         $237,042    $188,236    $179,184
Fixed maturities - held to maturity             26,283      29,245      26,128
Equity securities - available for sale              18          --          14
Mortgage loans on real estate                    1,010       2,825       1,818
Policy loans                                    45,792      42,422      40,928
Short-term investments and cash equivalents     29,582      19,208      23,110
Other                                           16,539       4,432       6,886
                                              --------    --------    --------
Gross investment income                        356,266     286,368     278,068
     Less:  investment expenses                (18,347)     (9,547)    (16,638)
                                              --------    --------    --------
Net investment income                         $337,919    $276,821    $261,430
                                              ========    ========    ========

Realized investment gains (losses), net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                            2000       1999         1998
                                          --------    --------    -------
                                                   (In Thousands)

Fixed maturities - available for sale     $(34,600)   $(29,192)   $29,330
Fixed maturities - held to maturity           (212)        102        487
Equity securities - available for sale         271         392      3,489
Derivatives                                 15,039      (1,557)    12,414
Other                                       (1,177)     (2,290)      (879)
                                          --------    --------    -------

Realized investment (losses) gains, net   $(20,679)   $(32,545)   $44,841
                                          ========    ========    =======

Securities Pledged to Creditors

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2000, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position are $287.8 million.

                                      B12

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)". Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)", those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                         Accumulated

                            other

                        comprehensive

                        income (loss)
                                                           Deferred
          Deferred     related to net
                                         Unrealized        policy
Policyholders'     income tax      unrealized
                                        gains(losses)    acquisition
Account        (liability)      investment
                                       on investments       costs
Balances          benefit      gains(losses)
                                       --------------     ----------
--------------    -----------    ---------------
                                                                        (In
Thousands)
Balance,  December 31, 1997              $  37,991        $(16,305)       $
3,743        $  (8,300)       $ 17,129
Net investment gains (losses) on

  investments arising during the period     22,801              --
--           (7,588)         15,213

Reclassifications adjustment for gains

  included in net income                   (35,623)             --
--           11,855         (23,768)

Impact of net unrealized investment

  gains on deferred policy acquisition
  costs                                         --           3,190
--           (1,048)          2,142

Impact of net unrealized investment

  gains on policyholders' account
  balances                                      --              --
(1,063)             249            (814)
                                         ---------        --------
---------        ---------        ---------
Balance,  December 31, 1998                 25,169         (13,115)
2,680           (4,832)          9,902
Net investment gains (losses) on

  investments arising during the period   (138,268)             --
--           47,785         (90,483)

Reclassifications adjustment for gains

  included in net income                    28,698              --
--           (9,970)         18,728

Impact of net unrealized investment

  gains on deferred policy acquisition
  costs                                         --          53,407
--          (16,283)         37,124

Impact of net unrealized investment

  gains on policyholders' account
  balances                                      --              --
(5,712)           2,077          (3,635)
                                         ---------        --------
---------        ---------        ---------
Balance,  December 31, 1999                (84,401)         40,292
(3,032)          18,777         (28,364)
Net investment gains (losses) on

  investments arising during the period     56,707
            (21,539)          35,168

Reclassifications adjustment for gains

  included in net income                    34,329
            (13,039)          21,290

Impact of net unrealized investment

  gains on deferred policy acquisition

  costs                                                    (39,382)
             14,177          (25,205)

Impact of net unrealized investment

  gains on policyholders' account

  balances
2,877           (1,036)           1,841
                                         ---------        --------
---------        ---------        ---------
Balance,  December 31, 2000              $   6,635        $    910        $
(155)       $  (2,660)       $   4,730
                                         =========        ========
=========        =========        =========

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                            2000          1999

-----------------------
                                                               (In Thousands)

Balance, beginning of year                               $1,062,785   $  861,713
Capitalization of commissions, sales and issue expenses     242,322      242,373
Amortization                                               (129,049)
(96,451)
Change in unrealized investment gains                       (39,382)      53,407
Foreign currency translation                                 (4,023)       1,743
                                                         -----------------------
Balance, end of year                                     $1,132,653   $1,062,785
                                                         =======================

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                     2000                1999
                                                   --------            --------
                                                          (In Thousands)

         Life insurance                            $656,097            $587,162
         Annuities                                   46,765              42,360
                                                   --------            --------
                                                   $702,862            $629,522
                                                   ========            ========

Life insurance liabilities include reserves for death benefits. Annuity liabilities include reserves for annuities that are in payout status.

The following table highlights the key assumptions generally utilized in calculating these reserves:

            Product                         Mortality              Interest Rate
       Estimation Method
--------------------------------   --------------------------     --------------
   ------------------------
Life insurance - Domestic          Generally rates guaranteed      2.5% to 7.5%
   Net level premium based
variable and interest-sensitive    in calculating cash
   on non-forfeiture
                                   surrender values
   interest rate

Life insurance - Domestic term     Best estimate plus a                6.75%
   Net level premium plus
insurance                          provision for adverse
   a provision for adverse
                                   deviation
   deviation.

Life insurance - International     Generally the Taiwan            6.25% to 7.5%
   Net level premium plus
                                   standard table plus a
   a provision for adverse
                                   provision for adverse
   deviation.
                                   deviation

Individual annuities               Mortality table varies         6.25% to 11.0%
   Present value of
                                   based on the issue year of
   expected future payments
                                   the contract. Current
   based on historical
                                   table (for 1998 & later
   experience
                                   issues) is the Annuity
                                   2000  Mortality Table with
                                   certain modifications

Group annuities                    1950 & 1971 Group Annuity          14.75%
   Present value of
                                   Mortality Table with
   expected future payments
                                   certain modifications
   based on historical

   experience

Policyholders' account balances at December 31, are as follows:

                                                2000         1999
                                             ----------   ----------
                                                   (In Thousands)

         Interest-sensitive life contracts   $1,886,714   $1,838,377
         Individual annuities                   859,996      701,928
         Guaranteed investment contracts        899,958      584,744
                                             ----------   ----------
                                             $3,646,668   $3,125,049
                                             ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate            Withdrawal /
Surrender Charges
---------------------------------       ---------------
----------------------------------

Interest sensitive life contracts         4.0% to 6.5%           Various up to
10 years

Individual annuities                      3.0% to 16.0%          0% to 7% for up
to 9 years

Guaranteed investment contracts          5.02% to 8.03%          Subject to
market value withdrawal
                                                                 provisions for
any funds withdrawn
                                                                 other than for
benefit responsive
                                                                 and contractual
payments

6. REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:


                                                  2000       1999       1998
                                                --------    -------    -------
                                                        (In Thousands)

     Reinsurance premiums assumed                $ 1,671    $ 1,778    $ 1,395
     Reinsurance premiums ceded - affiliated      (9,214)    (6,882)    (6,532)
     Reinsurance premiums ceded - unaffiliated    (5,305)    (1,744)    (2,819)

     Policyholders' benefits ceded                 5,472      4,228      4,044

Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                         2000         1999
                                        -------     -------
                                           (In Thousands)

     Life insurance - affiliated        $ 8,765     $ 6,653
     Life insurance - unaffiliated        7,855       2,625
     Other reinsurance - affiliated      14,948      15,600
                                        -------     -------
                                        $31,568     $24,878
                                        =======     =======

7. EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1998 and the projected benefit obligation and related expenses at December 31, 2000 were not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company by Prudential in accordance with the service agreement described in Footnote 14.

8. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                     2000         1999          1998
                                    -------     --------      -------

Current tax expense (benefit):
   U.S                              $ 8,588     $(14,093)     $67,272
   State and local                       38          378        2,496
   Foreign                               35           15           --
                                    -------     --------      -------
   Total                            $ 8,661      (13,700)      69,768
                                    -------     --------      -------


Deferred tax expense (benefit):
   U.S                               43,567       42,320       14,059
   State and local                    2,204        1,316          406
                                    -------     --------      -------
   Total                             45,771       43,636       14,465
                                    -------     --------      -------

 Total income tax expense           $54,432     $ 29,936      $84,233
                                    =======     ========      =======

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                         2000         1999          1998
                                        -------     --------      -------
                                                   (In Thousands)

Expected federal income tax expense     $55,275      $29,936      $82,668
State and local income taxes              1,457        1,101        1,886
Dividends received deduction             (6,443)      (1,010)        (199)
Other                                     4,143          (91)        (122)
                                        -------      -------      -------
Total income tax expense                $54,432      $29,936      $84,233
                                        =======      =======      =======

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                      2000          1999
                                                    --------      --------
                                                         (In Thousands)
          Deferred tax assets
               Insurance reserves                   $102,923      $ 93,949
               Net unrealized (gains) losses on
                securities                            (2,389)       31,132
               Other                                  15,222         2,502
                                                    --------      --------
               Deferred tax assets                   115,756       127,583
                                                    --------      --------

          Deferred tax liabilities
               Deferred acquisition costs            325,211       299,683
               Net investment gains                   19,584           110
               Other                                   6,438          --
                                                    --------      --------
               Deferred tax liabilities              351,233       299,793
                                                    --------      --------

          Net deferred tax liability                $235,477      $172,210
                                                    ========      ========

Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2000 and 1999, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1995. The Service has begun their examination of the 1996 year.

9.  STATUTORY NET INCOME AND SURPLUS

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net (loss) and surplus determined in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                              2000          1999
         1998
                                                            --------
--------      --------
                                                                       (In
Thousands)
Statutory net (loss) income                                 $(50,506)
$(82,291)     $(33,097)
Adjustments to reconcile to net income on a GAAP basis:
     Statutory income of subsidiaries                         21,268
20,221        18,953
     Amortization and capitalization of deferred
       acquisition costs                                     113,273
145,922       202,375
     Deferred premium                                          1,096
639         2,625
     Insurance revenue and expenses                           73,978
45,915       (24,942)
     Income taxes                                            (36,766)
(43,644)      (21,805)
     Valuation of investments                                (14,552)
(24,908)       20,077
     Asset management fees                                   (13,662)
(13,503)           --
     Other, net                                                9,367
7,244       (12,224)
                                                            --------
--------      --------
GAAP net income                                             $103,496      $
55,595      $151,962
                                                            ========
========      ========

                                                           2000         1999
                                                        ----------   ----------
                                                              (In Thousands)

Statutory surplus                                       $  849,567   $  889,186
Adjustments to reconcile to equity on a GAAP basis:
     Valuation of investments                               71,506      (38,258)
     Deferred acquisition costs                          1,132,653    1,062,785
     Deferred premium                                      (15,443)     (16,539)
     Insurance liabilities                                    (401)     (54,927)
     Income taxes                                         (214,329)    (150,957)
     Asset management fees                                      --      (13,503)
     Other, net                                              9,029       (7,968)
                                                        ----------   ----------
GAAP stockholder's equity                               $1,832,582   $1,669,819
                                                        ==========   ==========

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in certain areas. The Company has adopted the Codification guidance effective January 1, 2001, and has estimated the potential effect of the Codification guidance to have a favorable impact of at least $60 million on the Company's surplus position, primarily as a result of the recognition of deferred tax assets.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate
The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                          2000
         1999
                                               ---------------------------
---------------------------
                                                Carrying        Estimated
Carrying       Estimated
                                                  Value         Fair Value
 Value        Fair Value
                                               -----------     -----------
-----------     -----------
                                                                     (In
Thousands)
Financial Assets:
     Fixed maturities:  Available for sale     $ 3,561,521     $ 3,561,521     $
2,998,362     $ 2,998,362
     Fixed maturities:  Held to maturity           324,546     $   320,634
  388,990         377,822
     Equity securities                              10,804          10,804
    4,532           4,532
     Mortgage loans on real estate                   9,327          10,863
   10,509          11,550
     Policy loans                                  855,374         883,460
  792,352         761,232
     Short-term investments                        202,815         202,815
   84,621          84,621
     Cash and cash equivalents                     453,071         453,071
  198,994         198,994
     Separate Account assets                    16,230,264      16,230,264
16,032,449      16,032,449

Financial Liabilities:
     Investment contracts                        1,762,794       1,784,767     $
1,289,003     $ 1,283,356
     Cash collateral for loaned securities         185,849         185,849
   87,336          87,336
     Securities sold under repurchase
       agreements                                  104,098         104,098
   21,151          21,151
     Separate Account liabilities               16,230,264      16,230,264
16,032,449      16,032,449

11. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

A derivative is a financial instrument who's price, performance or cash flow is based upon the actual or expected price, level, performance, value or cash flow of some external benchmark, such as interest rates, foreign exchange rates, securities, commodities, or various financial indices. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and include swaps, futures, forwards and options contracts. All of the Company's derivatives are classified as other than trading.

Interest Rate Swaps
The Company uses interest rate swaps to reduce market risk from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on proprietary pricing models or market quotes.

 If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

Futures & Options
The Company uses exchange-traded Treasury futures and options to reduce market risk from changes in interest rates, and to manage the duration of assets and the duration of liabilities supported by those assets. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of Treasury securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes.

Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

Currency Derivatives
The Company uses currency swaps to reduce market risk from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to manage the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency swaps are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in a manner similar to the hedged item. If currency swaps do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment (losses) gains, net."

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2000 and 1999. All amounts presented have been classified as other than trading based on management's intent at the time of contract and throughout the life of the contract.

                         Other than Trading Derivatives
                           December 31, 2000 and 1999
                                 (in thousands)

                                         2000
 1999
                                      ----------
---------
                                      Estimated     Carrying   |
Estimated    Carrying
                          Notional    Fair Value     Value     |  Notional
Fair Value     Value
Non-Hedge Accounting                                           |
--------------------                                           |
                                                               |
Swap Instruments                                               |
Interest rate                                                  |
                                                               |
    Asset                 $  9,470     $   327      $   327    |  $      0
$     0      $     0
    Liability                    0           0            0    |         0
      0            0
Future contracts                                               |
US Treasury Futures                                            |
    Asset                  139,800       3,530        3,530    |     2,300
     39           39
    Liability               61,900      (1,067)      (1,067)   |   119,800
 (2,017)      (2,017)
Option contracts                                               |
Interest rate                                                  |
    Asset                        0           0            0    |         0
      0            0
    Liability                    0           0            0    |       235
     (5)          (5)
                                                               |
Hedge Accounting                                               |
--------------------                                           |
Swap Instruments                                               |
Currency                                                       |
    Asset                   28,326       1,633        2,155    |         0
      0            0
    Liability                    0           0            0    |    30,981
 (3,220)      (2,990)

Credit Risk
The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. All of the net credit exposure for the Company from derivative contracts are with investment grade counterparties. As of December 31, 2000, 88% of notional consisted of interest rate derivatives, and 12% of notional consisted of foreign currency derivatives.

12. CONTINGENCIES AND LITIGATION

Prudential and the Company are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential and that are typical of the businesses in which the Company and Prudential operate. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Beginning in 1995, regulatory authorities and customers brought significant regulatory actions and civil litigation against the Company and Prudential involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls, to a series of fines, and to provide specific forms of relief to eligible class members. Virtually all claims by class members filed in connection with the settlements have been resolved and virtually all aspects of the remediation program have been satisfied. While the approval of the class action settlement is now final, Prudential and the Company remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

As of December 31, 2000, Prudential and/or the Company remained a party to approximately 61 individual sales practices actions filed by policyholders who "opted out" of the class action settlement relating to permanent life insurance policies issued in the United States between 1982 and 1995. In addition, there were 48 sales practices actions pending that were filed by policyholders who were members of the class and who failed to "opt out" of the class action settlement. Prudential and the Company believed that those actions are governed by the class settlement release and expects them to enjoined and/or dismissed. Additional suits may be filed by class members who "opted out" of the class settlements or who failed to "opt out" but nevertheless seek to proceed against Prudential and/or the Company. A number of the plaintiffs in these cases seek large and/or indeterminate amount, including punitive or exemplary damages. Some of these actions are brought on behalf of multiple plaintiffs. It is possible that substantial punitive damages might be awarded in any of these actions and particularly in an action involving multiple plaintiffs.

Prudential has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The balance of the Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially effected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, should not have a material adverse effect on the Company's financial position.

13. DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 2000, the Company would not be permitted a non-extraordinary dividend distribution in 2001.

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, retail distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential to process transactions on behalf of the Company. Prudential and the Company operate under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential.

The Company is allocated estimated distribution expenses from Prudential's retail agency network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, Prudential and the Company agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company also collects these fees on behalf of Prudential and records a Payable to affiliate in the Consolidated Statements of Financial Position. The Company is charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential, and has appointed another subsidiary of Prudential as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and effective January 1, 2000, the Company will no longer receive fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential. The cash surrender value included in Separate Accounts was $685.9 million and $725.3 million at December 31, 2000 and December 31, 1999, respectively. The fees received related to the COLI policies were $9.6 million for the year ending December 31, 2000.

Reinsurance
The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the periods ended December 31, 2000, December 31, 1999, and December 31, 1998.

Debt Agreements
In July 1998, the Company established a revolving line of credit facility of up to $500 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 2000 or December 31, 1999.

15. Subsequent Events - Transfer of Taiwan Business

On January 31, 2001, the Company transferred all of its assets, liabilities, and net equity associated with The Company's Taiwan branch including Taiwan's insurance book of business, to an affiliated company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a Taiwan, Republic of China wholly owned subsidiary of Prudential .

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities will be accounted for as a long-duration coinsurance transaction under generally accepted accounting principles. Under this accounting treatment, the insurance related liabilities will remain on the books of the Company and an offsetting reinsurance recoverable will be established.

The net equity transfer will be reflected as a capital contribution from the Company to Prudential of Taiwan and will also be dividended by the Company to Prudential. The dividend is expected to occur in the second quarter of 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of the Prudential Insurance Company of America) and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
March 13, 2001

PruLife Custom Premier"
Variable Universal Life
Insurance

PruLife Custom Premier Variable Universal Life is issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.


For online access to your policy information visit www.prudential.com

[GRAPHIC OMITTED]




Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 944-8786


VUL-2 Ed. 8/01

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company ("Pruco Life") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco Life's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to
Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.


The prospectus consisting of 126 pages.


The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

       Clifford E. Kirsch, Esq.
       Ching Ng, FSA, MAAA
       PricewaterhouseCoopers, LLC

The following exhibits:
-----------------------

     1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     (a)      Resolution of Board of Directors of Pruco Life
                                 Insurance Company establishing the Pruco Life
                                 Variable Universal Account. (Note 6)
                        (b)      Amendment of Separate Account Resolution.
                                 (Note 9)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)      Distribution Agreement between Pruco
                                 Securities Corporation and Pruco Life
                                 Insurance Company. (Note 6)
                        (b)      Proposed form of Agreement between Pruco
                                 Securities Corporation and independent
                                 brokers with respect to the Sale of the
                                 Contracts. (Note 6)
                        (c)      Schedule of Sales Commissions. (Note 11)
                (4)     Not Applicable.
                (5)     Variable Universal Life Insurance Contract. (Note 11)
                (6)     (a)      Articles of Incorporation of Pruco Life
                                 Insurance Company, as amended October 19,
                                 1993. (Note 5)
                        (b)      By-laws of Pruco Life Insurance Company, as
                                 amended May 6, 1997. (Note 7)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
               (10)     (a)      Application Form for Variable Universal Life
                                 Insurance Contract. (Note 8)
                        (b)      Supplement to the Application for Variable
                                 Universal Life Insurance Contract. (Note 8)
               (11)     Not Applicable.
               (12)     Memorandum describing Pruco Life Insurance Company's
                        issuance, transfer, and redemption procedures for the
                        Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note
                        12)
               (13)     Available Contract Riders and Endorsements.
                        (a)      Rider for Insured's Accidental Death Benefit
                                    (Note 11)
                        (b)      Rider for Insured's Total Disability Benefit
                                    (Note 11)
                        (c)      Rider for Level Term Insurance Benefit on
                                 Dependent Children (Note 11)

                        (d) Rider for Level Term Insurance Benefit on Dependent Children-From Conversions (Note 11)
                        (e) Endorsement providing Type C Death Benefit Provisions (Note 11)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Ching Ng, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney.

          (a) Vivian L. Banta, Richard J. Carbone, Helen M. Galt, Jean D. Hamilton (Note 2)
          (b)  James J. Avery, Jr. (Note 3)

          (c) David R. Odenath, Jr., William Eckert, IV , Ronald P. Joelson (Note 10)

(Note 1) Filed herewith.


(Note  2)  Incorporated by reference to Post-Effective Amendment No. 5 to Form
           S-6, Registration No. 333-85115, filed June 28, 2001 on behalf of the Pruco Life Variable Universal Account.

(Note  3)  Incorporated by reference to Post-Effective Amendment No. 2 to Form
           S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.


(Note 4) Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.

(Note  5)  Incorporated by reference to Post-Effective Amendment No. 10 to Form
           S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.

(Note 6) Incorporated by reference to Form 10-Q, Registration No. 33-37587, filed August 15, 1997 on behalf of the Pruco Life Insurance Company.

(Note 7) Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.

(Note 8) Incorporated by reference to Form S-6, Registration No. 333-94117, filed on January 5, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 9) Incorporated by reference to Form N-4, Registration No. 333-52754, filed on December 26, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 10) Incorporated by reference to Registrant's Form S-6, filed on November 3, 2000.

(Note 11) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed February 8, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration
Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 3rd day of August, 2001.


(Seal)                     Pruco Life Variable Universal Account
                                       (Registrant)

                             By: Pruco Life Insurance Company
                                        (Depositor)


Attest: /s/  Thomas C. Castano             By:    /s/ Esther H. Milnes
        ---------------------------               ----------------------------
        Thomas C. Castano                         Esther H. Milnes
        Assistant Secretary                       Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 3rd day of August, 2001.


                      Signature and Title


/s/*
-------------------------------------------
Vivian L. Banta
President, Chairman and Director


/s/*
-------------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting Officer


/s/*                                              By: /s/ Thomas C. Castano
-------------------------------------------           --------------------------
James J. Avery, Jr.                                   Thomas C. Castano
Director                                              (Attorney-in-Fact)


/s/*
-------------------------------------------
Richard J. Carbone
Director


/s/*
-------------------------------------------
Helen M. Galt
Director


/s/*
-------------------------------------------
Jean D. Hamilton
Director


/s/*
-------------------------------------------
Ronald P. Joelson
Director


/s/*
-------------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX


     Consent of PricewaterhouseCoopers LLP, independent accountants.   Page II-5


3.   Opinion and Consent of Clifford E. Kirsch, Esq. as to the         Page II-7
     legality of the securities being registered.

6.   Opinion and Consent of Ching Ng, MAAA, FSA, as to actuarial       Page II-8
     matters pertaining to the securities being registered






                                      II-6